As filed with the Securities and Exchange Commission on April 28, 2015

Registration Nos. 333-100287

and 811-09507

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 16	☒

And

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 40	☒

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3003 - 77th Avenue, S.E., Mercer Island, Washington 98040

(Address of Depositor’s Principal Executive Offices)

(206) 232-8400

(Depositor’s Telephone Number, including Area Code)

Name and Address of Agent for Service:

Garrett B. Paddor

Vice President, Corporate Secretary, and General Counsel

Farmers New World Life Insurance Company

3003 - 77th Avenue, S.E.

Mercer Island, Washington 98040

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On May 1, 2015 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:

Units of interest in a separate account under individual flexible premium variable life insurance policies.

Prospectus

May 1, 2015

Accumulator VUL

Flexible Premium Variable Life Insurance Policy

Issued by

Farmers New World Life Insurance Company

Through

Farmers Variable Life Separate Account A

Home Office	Service Center
3003 – 77th Avenue, S.E.	P. O. Box 724208
Mercer Island, Washington 98040	Atlanta, Georgia 31139
Phone: (206) 232-8400	Phone: 1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

This prospectus describes the Accumulator VUL, an individual flexible premium variable life insurance policy, (the “Policy”) issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (the Death Benefit Proceeds) payable on the Insured’s life if the Insured dies while the Policy is in force. The amount of life insurance, and the number of years the Policy is in force, may increase or decrease, depending on the investment experience of the Subaccounts of the Farmers Variable Life Separate Account A (the “variable account”) in which you invest. You choose one of two death benefit options. This Policy is currently not being issued.

Investment Risk — Your Contract Value will vary according to the investment performance of the Portfolio(s) in which you invest and the Policy charges deducted. You bear the investment risk on amounts you allocate to the Subaccounts. You may be required to pay additional premiums to keep the Policy in force if investment performance is too low. The Policy is not suitable as a short-term savings vehicle because the Surrender Charge is considerable.

Loans, Withdrawals and Surrender — You may borrow against or withdraw money from this Policy, within limits. Loans and withdrawals reduce the Policy’s Death Benefit Proceeds and its Surrender Value, and increase the risk that your Policy will lapse without value unless you pay additional premium. If your Policy lapses while loans are outstanding, you will have no Surrender Value and you will likely have to pay a significant amount in taxes.

Tax Risk — Tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial withdrawals at any time in the future, or if you intend to keep the Policy in force after the Insured reaches age 100.

You should consult a tax adviser to learn more about the tax risks of this Policy.

This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference.

You should consider whether this Policy is suitable for you in light of your life insurance needs. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or to maintain this Policy through a loan or through withdrawals from another policy.

An investment in this Policy is not a bank deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Policy involves risk, including possible loss of premiums. Please read the “Policy Risks” section of this prospectus. It describes some of the risks associated with investing in the Policy.

This Policy has 23 funding choices – one Fixed Account (paying a guaranteed minimum fixed rate of interest) and 22 Subaccounts. The Subaccounts invest in the following 22 Portfolios:

❑	Deutsche Investments VIT Funds (formerly DWS Investments VIT Funds) (Class B Shares) [1]

Deutsche Equity 500 Index VIP (formerly DWS Equity 500 Index VIP) 3

❑	Deutsche Variable Series II (formerly DWS Variable Series II) (Class A Shares) [2]

Deutsche Large Cap Value VIP (formerly DWS Large Cap Value VIP) 4

❑	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

Fidelity VIP Growth Portfolio

❑	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Franklin Small Cap Value VIP Fund

❑	Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Goldman Sachs Mid Cap Value Fund *

Goldman Sachs Small Cap Equity Insights Fund

❑	Janus Aspen Series – Service Shares

Janus Aspen Enterprise Portfolio

❑	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Equity Funds

PVC Diversified International Account

PVC Equity Income Account

PVC LargeCap Growth Account

PVC MidCap Account

PVC SmallCap Blend Account 5

PVC Principal Capital Appreciation Account 6

❑	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Fixed Income Funds

PVC Income Account

PVC Money Market Account

PVC Government & High Quality Bond Account

PVC Short-Term Income Account

❑	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Strategic Asset Management (SAM) Portfolios

PVC SAM Balanced Portfolio

PVC SAM Conservative Balanced Portfolio

PVC SAM Conservative Growth Portfolio

PVC SAM Flexible Income Portfolio

PVC SAM Strategic Growth Portfolio

* The Subaccount that invests in this Portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

1 Effective August 11, 2014, DWS Investments VIT Funds changed its name to Deutsche Investments VIT Funds.

2 Effective August 11, 2014, DWS Variable Series II changed its name to Deutsche Variable Series II.

3 Effective August 11, 2014, DWS Equity 500 VIP changed its name to Deutsche Equity 500 Index VIP.

4 Effective August 11, 2014, DWS Large Cap Value VIP changed its name to Deutsche Large Cap Value VIP.

5 Effective April 17, 2015, PVC SmallCap Blend Account acquired all of the assets of PVC SmallCap Growth Account II.

6 Effective April 17, 2015, PVC Principal Capital Appreciation Account acquired all of the assets of PVC LargeCap Blend Account II.

A prospectus for each of the Portfolios available through this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Appendix A—Guaranteed Maximum Cost of Insurance Rates	A-1

Policy Benefits/Risks Summary

This summary provides only a brief overview of the more important benefits and risks of the Policy. You may obtain more detailed information about the Policy later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of the prospectus that defines certain words and phrases used in the prospectus.

Policy Benefits

Your Policy in General

•

Tax-Deferred Accumulation. This Policy is an individual flexible premium variable life insurance policy. The Policy offers lifetime insurance protection, with a death benefit payable if the Insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred Cash Value accumulation. The Policy’s Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the Fixed Account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals) on your Contract Value.

•

Long-Term Savings Vehicle. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences if you decide to Surrender your Policy early; you may be required to pay a Surrender Charge that applies during the first 5 years of the Policy.

•

Personalized Illustrations. You may request personalized illustrations from your agent in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of Lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Cash Value.

•

Fixed Account. You may place money in the Fixed Account where we guarantee that it will earn interest at an annual rate of at least 2.5%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by most of the fees and charges we assess. The Fixed Account is part of our General Account.

•

Separate Account. You may allocate premium(s) and Contract Value to one or more Subaccounts of the variable account. Each Subaccount invests exclusively in one of the Portfolios listed on the cover of this prospectus. Investment returns from amounts allocated to the Subaccounts will vary each day with the investment experience of these Subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

Premium Flexibility

•

Flexible Premiums. You can select a premium plan. Within certain limits specified in your Policy, you can vary the frequency and amount of premiums. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of Lapse if you do not regularly pay premiums at least as large as the current minimum premium. After you pay an Initial Premium, you can pay subsequent premiums (minimum $25) at any time. You may also choose to have premiums deducted directly from your bank account.

•

Minimum Premiums. This Policy does not provide a no-Lapse period. Paying the minimum premiums for the Policy may reduce your risk of Lapse, but will not necessarily keep your Policy in force. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

•

Right-to-Examine Period. You may cancel a Policy during the “Right-to-Examine Period” by returning it to our Home Office. If you decide to cancel the Policy during the Right-to-Examine Period, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy. The terms of the Right-to-Examine Period may be different for Policy Owners over age 60 who purchase their Policy in California.

•	Policy Availability. The Policy is currently not available for sale.

Death Benefit

•	As long as the Policy remains in force, we will pay a death benefit payment to the Beneficiary upon the death of the Insured.

•	You must choose one of two death benefit options under the Policy.

¡	Option A is a variable death benefit through Attained Age 99 that is the greater of:
•	the Principal Sum plus the Contract Value on the date of death; or
•	the Contract Value multiplied by the applicable death benefit percentage.

¡	Option B is a level death benefit through Attained Age 99 that is the greater of:
•	the Principal Sum on the date of death; or
•	the Contract Value multiplied by the applicable death benefit percentage.

•	After Attained Age 99, the death benefit equals the Contract Value.

•

Any Death Benefit Proceeds paid will be increased by any additional insurance benefits that are payable under the terms of any riders you added to the Policy and will be reduced by the amount of any outstanding Loan Amount (and any interest you owe) and any due and unpaid Monthly Deductions.

•

Change in Death Benefit Option and Principal Sum. You may change the death benefit option or increase or decrease the Principal Sum once each Policy year if the Insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and Principal Sum during the same Policy year unless done simultaneously). A change in death benefit option or Principal Sum may have tax consequences. You may not decrease the Principal Sum below the minimum Principal Sum amount shown on your Policy’s specifications page. If you reduce your Principal Sum below $100,000, higher cost of insurance rates will be charged.

Surrender and Withdrawals

•

Surrender. At any time while the Policy is in force, you may submit a written request to Surrender your Policy and receive the Surrender Value (that is, the Contract Value minus the applicable Surrender Charge, and minus any outstanding Loan Amount and any interest you owe). A Surrender may have tax consequences.

•	Partial Withdrawals. After the first Policy year, you may submit a written request to withdraw part of the Surrender Value, subject to the following rules. Withdrawals may have tax consequences.

¡	You may make only 1 withdrawal each calendar quarter.
¡	You must request at least $500.
¡	You may not request more than 75% of the Surrender Value.
¡	For each withdrawal, we deduct a processing fee equal to the lesser of $25 or 2% of the withdrawal.
¡	If you select a level death benefit (Option B), the Principal Sum will be reduced by the amount of the partial withdrawal (but not by the processing fee).

Transfers

•	Each Policy year you may make an unlimited number of transfers from and among the Subaccounts and one transfer from the Fixed Account.

•	Transfers from Subaccounts must be a minimum of $250, or the total value in the Subaccount if less.

•

Transfers from the Fixed Account may not be for more than 25% of the unloaned value in the Fixed Account. If the balance in the Fixed Account after the transfer is less than $250, then the entire balance will be transferred.

•	We charge $25 for the 13th and each additional transfer during a Policy year.

•

Dollar Cost Averaging Program. Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more Subaccounts. You may designate up to eight Subaccounts to receive the transfers. You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your Issue Date. Transfers under this program are not included when we determine the number of free transfers permitted each year. We must receive the request at least five Business Days before the transfer date for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected Subaccounts, and the dollar cost averaging request will expire.

Loans

•

You may take a loan against the Policy for amounts up to the Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, minus the loan interest you would have to pay by the next Policy anniversary. To secure the loan, we transfer an amount equal to the loan from the Subaccounts and Fixed Account to the loan account (part of our General Account). Unless you specify otherwise, the amount is withdrawn from the Subaccounts and the Fixed Account on a pro-rata basis.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.

•

We will charge you loan interest at a rate of 2.75% compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

•	You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, and must be clearly marked as “loan repayments” or they will be credited as premiums.

•	We deduct any unpaid loans, plus any interest you owe, from the proceeds payable on the Insured’s death.

•	A loan may have adverse tax consequences.

Policy Risks

Risk of Poor Investment Performance

If you invest your Contract Value in one or more Subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could Lapse without value, unless you pay additional premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Policy Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.

If you allocate premiums and Contract Value to the Fixed Account, we will credit your Contract Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.5%.

Risk of Market Timing and Disruptive Trading

This Policy and the underlying Portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying Portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying Portfolios, see the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section.

Risk of Lapse

This Policy does not provide a no-Lapse period. You greatly increase your risk of Lapse if you do not regularly pay premiums at least as large as the current minimum premium. Paying the minimum premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional premiums will be necessary to keep your Policy in force until maturity.

Loans, withdrawals, any increase in the Principal Sum, any increase in the current charges, and/or poor investment returns could increase your risk of Lapse.

Your Policy will enter a 61-day pre-Lapse grace period if either of the following occurs:

•

total premiums paid (minus withdrawals, but not including Surrender Charges or the processing fee) are less than the Cumulative Minimum Premiums, and the Surrender Value is not large enough to cover the Monthly Deduction when due; or

•

total premiums paid (minus withdrawals, but not including Surrender Charges or the processing fee) are greater than the Cumulative Minimum Premiums, but the Contract Value, minus any outstanding Loan Amount and any interest you would owe if you Surrender the Policy, is too low to pay the entire Monthly Deduction when due.

Whenever your Policy enters the 61-day grace period, you must make a sufficient payment before the grace period ends. Market performance alone will not be deemed to constitute a sufficient payment. A premium payment is required. If you do not make a sufficient payment during the grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. We will notify you if a grace period begins and of the minimum payment due.

A Policy Lapse may have adverse tax consequences.

You may reinstate a Lapsed Policy within three years after the Policy enters the grace period, if the Insured meets our insurability requirements and you pay the amount we require. We will not reinstate a Policy that has been Surrendered for the Surrender Value.

Tax Risks

A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements to a Policy issued on a special Premium Class basis particularly if the full amount of premiums permitted under the Policy is paid.

Depending on the total amount of premiums you pay during the first seven years of a Policy, the Policy may be treated as a modified endowment contract (“MEC”) under Federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then withdrawals, a Surrender and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of withdrawals, a Surrender and loans taken before you reach age 59 1/2. There may also be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax adviser about such loans.

The Federal tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial withdrawals at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches age 100. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

Limits on Cash Withdrawals

The Policy permits you to take only one partial withdrawal in any calendar quarter, and only after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Surrender Value. You may not withdraw less than $500. If 75% of the Surrender Value is less than $500, then a partial withdrawal is not available.

A withdrawal reduces the Surrender Value and Contract Value and will increase the risk that the Policy will Lapse. A withdrawal also may have tax consequences.

A withdrawal will reduce the death benefit. If you select a level death benefit (Option B), a partial withdrawal will permanently reduce the Principal Sum by the amount of the withdrawal (not including the processing fee). If a variable death benefit (Option A) is in effect when you make a withdrawal, the death benefit will be reduced by the amount that the Contract Value is reduced.

Loan Risks

A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the Subaccounts and Fixed Account and place this amount into the loan account as collateral. We credit a fixed interest rate of 2.5% per year to the loan account. We also charge interest on amounts in the loan account at a rate of 2.75% compounded annually. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive as high an interest rate as amounts allocated to the Fixed Account. The longer the loan is outstanding, the greater the effect on Contract Value is likely to be. Depending on the investment results of the Subaccounts and the interest rate charged against and credited to the Fixed Account, the effect could be favorable or unfavorable.

A Policy loan affects the death benefit because a loan reduces the Death Benefit Proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans.

A Policy loan will increase the risk that the Policy will Lapse. There is a risk that if the Loan Amount, together with poor investment performance and payment of monthly insurance charges, reduces your Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the Monthly Deduction when due, then the Policy will enter the 61-day grace period, and possibly Lapse. Adverse tax consequences could result. In addition, the tax consequences of loans are uncertain. You should consult a tax adviser about such loans.

Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums you pay to keep the Policy in force.

Effects of Surrender Charges

The Surrender Charges under this Policy are significant during the first five Policy years and during the five years after any elected increase in Principal Sum. It is likely that you will receive no Surrender Value if you Surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial Principal Sum for a substantial period of time.

Even if you do not ask to Surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse. If you have not paid sufficient premiums, the Surrender Value is the measure we use to determine whether your Policy will enter a grace period, and possibly Lapse.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information.

There is no assurance that any of the Portfolios will achieve its stated investment objective.

Fee Table

The following tables describe the fees and charges that you will pay when buying and owning the Policy.1 If the amount of a charge depends on the personal characteristics of the Insured or the Owner, then the fee table lists the minimum and maximum charges we assess under the Policy and the fees and charges of a typical policy Owner or Insured with the characteristics listed below. These charges may not be typical of the charges you will pay since you may not be of the same age, gender, and risk class as the typical Insured.

The first table describes the fees and charges that you will pay when you pay premiums, make cash withdrawals from the Policy, fully Surrender the Policy, transfer Cash Value among the Subaccounts and the Fixed Account, or increase the Principal Sum of the Policy.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Premium Charge	Upon payment of each premium	4.25% of premiums paid	4.25% of premiums paid
Partial Withdrawal Charge	Upon cash withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge[3]	Upon full Surrender of the Policy during first 5 Policy years, or within 5 years following any increase in Principal Sum	Sum of all underwriting and sales charges remaining on the Policy $11.52 per $1,000 of Principal Sum	Sum of all underwriting and sales charges remaining on the Policy $11.52 per $1,000 of Principal Sum
¿ Minimum Charge[4]

¿ Maximum Charge[5]		$51.68 per $1,000 of Principal Sum	$51.68 per $1,000 of Principal Sum

¿ Charge for a policy issued at age 35, during the 3rd month after issue		$15.96 per $1,000 of Principal Sum	$15.96 per $1,000 of Principal Sum
Transfer Charge	Upon transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer
Additional Annual Report Fee	Upon request for additional annual report	$5	$5
Optional Rider with Transaction Fees:
Accelerated Benefit Rider for Terminal Illness[6]	When a benefit is paid under this rider	$250 plus the Actuarial Discount	$150 plus the Actuarial Discount

[1]	The actual charges assessed under the Policy may be somewhat higher or lower than the charges shown in the fee table because fee table charges have been rounded off in accordance with SEC regulations.
[2]

We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

[3]

The Surrender Charge is equal to the sum of all remaining monthly underwriting and sales charges you would pay if the Policy stayed in force for five years from the date of issue (or date of Principal Sum increase), or until the Maturity Date, if earlier. The Surrender Charge is based upon the Issue Age of the Insured (or the Attained Age at time of Principal Sum increase). The Surrender Charges shown in the table may not be typical of the charges you will pay. You can obtain more information about the Surrender Charges that apply to you by referring to the table of Underwriting and Sales Charges in this prospectus or by contacting your agent.

[4]	This minimum charge is based on an Insured age 21 at issue, during the 12th month after the Policy is issued.
[5]	This maximum charge is based on an Insured for a Policy that is issued at any age, with an increase in Principal Sum at Attained Age 65, during the 1st month after this increase.
[6]

The administrative charge for this rider varies by state. It is guaranteed to equal $150 in Texas and $0 in Mississippi and Nebraska. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit.

The table below describes the fees and charges that you will pay periodically during the time you own the Policy, not including Portfolio fees and expenses. Portfolio fees and expenses are additional daily charges that you will pay and they are shown in the table following this one.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Monthly Administrative Charge	Monthly on the Issue Date and on each Monthly Due Date	$10.00 per month	$7.00 per month
Cost of Insurance for the Base Policy[7] (No Special Premium Class Charge or Extra Ratings)[8]	Monthly on the Issue Date and on each Monthly Due Date[9]	Per $1,000 of Risk Insurance Amount[10] each month	Per $1,000 of Risk Insurance Amount each month

¿ Minimum Charge[11]		$0.09 per $1,000	$0.03 per $1,000

¿ Maximum Charge[12]		$83.33 per $1,000	$66.67 per $1,000

¿ Charge for a male Insured, Issue Age 35, in the preferred nonsmoker Premium Class, with a Principal Sum greater than or equal to $100,000 in Policy year 5		$0.25 per $1,000	$0.08 per $1,000
Monthly Special Premium Class Charge[13]	Monthly on the Issue Date and on each Monthly Due Date	Factor multiplied by Cost of Insurance Charge	Factor multiplied by Cost of Insurance Charge

¿ Minimum Charge		1	1

¿ Maximum Charge		5	5

¿ Charge for an Insured in a standard Premium Class (not in a Special Premium Class)		1	1

[7]

Cost of insurance charges are based on the Insured’s Issue Age, sex, and Premium Class, the Risk Insurance Amount, the number of months since the Issue Date and the amount of Principal Sum. The cost of insurance rate you pay increases annually with the age of the Insured. We currently charge higher cost of insurance rates for Policies with a Principal Sum of less than $100,000. If you reduce your Principal Sum below $100,000 at any time, then the higher rates will apply. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

[8]

Special Premium Class charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

[9]	The cost of insurance charge is assessed until the Insured attains age 100.
[10]

The Risk Insurance Amount equals the death benefit on a Monthly Due Date, minus the Contract Value at the end of the Business Day preceding the Monthly Due Date, plus the monthly administrative charge, the monthly underwriting and sales charge, and any charges for riders.

[11]	This minimum charge is based on an Insured with the following characteristics: female preferred nonsmoker, Principal Sum greater than $100,000, Issue Age 21, during the first Policy year.
[12]

This maximum charge is based on any Insured at Attained Age 99 in any underwriting class who does not have a special Premium Class rating. This maximum charge will be higher for a Policy with a special Premium Class rating or flat extra monthly charge.

[13]

If the Insured is in a special Premium Class, the cost of insurance charge will be the base rate times a special premium rating factor shown on the Policy’s specifications page. The monthly special Premium Class charge shown in the table may not be representative of any charges you may pay. If the monthly special Premium Class charge applies to your Policy, the charge will be shown on the Policy’s specification page. You can obtain more information about this charge by contacting your agent.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Flat Extra Monthly Charge[14]	Monthly on the Issue Date and on each monthly due date	Per $1,000 of Risk Insurance Amount each month	Per $1,000 of Risk Insurance Amount each month

¿ Minimum Charge		$0 per $1,000	$0 per $1,000

¿ Maximum Charge		$1,000 per $1,000	$25.00 per $1,000

¿ Charge for an Insured in a standard Premium Class		$0 per $1,000	$0 per $1,000
Monthly Underwriting and Sales Charge[15]	Monthly on Issue Date and on each Monthly Due Date during first 5 Policy years or within 5 years after any increase in Principal Sum	Per $1,000 of original Principal Sum (or any Principal Sum increase) each month: $0.24 per $1,000	Per $1,000 of original Principal Sum (or any Principal Sum increase) each month: $0.24 per $1,000
¿ Minimum Charge[16]

¿ Maximum Charge[17]		$0.88 per $1,000	$0.88 per $1,000

¿ Charge for a policy issued at age 35, during the first year		$0.28 per $1,000	$0.28 per $1,000
Mortality and Expense Risk Charge	Daily	0.70% (on an annual basis) of daily net assets in the Subaccounts during the first ten policy years, 0.30% during years 11 through 20 and 0.25% after year 20	0.70% (on an annual basis) of daily net assets in the Subaccounts during the first ten policy years, 0.30% during years 11 through 20 and 0.25% after year 20
Loan Interest Spread[18]	At the end of each Policy year	0.25% annually of amount in loan account	0.25% annually of amount in loan account

[14]

A flat extra monthly charge is assessed on policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to Insureds in hazardous occupations, to Insureds who participate in hazardous avocations, such as aviation, and to Insureds with certain physical impairments. Any flat extra charge will be shown on the Policy’s specifications page. The flat extra monthly charge shown in the table may not be representative of the charges you will pay. You can obtain more information about the charge by contacting your agent.

[15]

The monthly underwriting and sales charge is a flat charge that is assessed during the first 5 Policy years after issue or after an increase in Principal Sum. The charge is set based on the Insured’s age at issue or when the Principal Sum is increased; the rate of the charge will increase with the Insured’s age. The monthly underwriting and sales charge shown in the table may not be representative of the charges you will pay. You can obtain more information about this charge by contacting your agent.

[16]	This minimum charge is based on an Insured that is 21 at issue, assuming no subsequent increases in Principal Sum.
[17]	This maximum charge is based on an Insured at any Issue Age, when the Principal Sum is increased at Attained Age 65.
[18]

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (2.75% compounded annually, guaranteed maximum) and the amount of interest we credit to the amount in your loan account (2.5% annually, guaranteed minimum).

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Optional Rider with Periodic Charges:
Monthly Disability Benefit Rider[19]	Monthly on Issue Date and on each Monthly Due Date	Charge assessed each month per $100 of monthly benefit	Charge assessed each month per $100 of monthly benefit

¿ Minimum Charge[20]		$6 per month per $100 of monthly benefit	$4 per month per $100 of monthly benefit

¿ Maximum Charge[21]		$40 per month per $100 of monthly benefit	$30 per month per $100 of monthly benefit

¿ Charge at the Insured’s Attained Age 40		$7 per month per $100 of monthly benefit	$4.50 per month per $100 of monthly benefit

[19]

The Monthly Disability Benefit Rider charge depends on the Insured’s Attained Age and generally increases as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. Effective August 7, 2015, the Monthly Disability Benefit rider is no longer available and cannot be added to a Policy; Monthly Disability Benefit riders that are in force as of August 7, 2015 are not affected. You can obtain more information about these rider charges by contacting your agent.

[20]	This charge is for an Insured at Attained Age 21.
[21]

This charge is for an Insured at Attained Age 56 or older whose medical condition, occupation or avocations at issue lead the Company to believe the Insured’s risk of disability is roughly double that of a typical Insured.

The following table shows the range of Portfolio fees and expenses for the fiscal year ended December 31, 2014. Expenses of the Portfolios may be higher or lower in the future. You can obtain more detailed information concerning each Portfolio’s fees and expenses in the prospectus for each Portfolio.

Range of Annual Operating Expenses for the Portfolios During 20141

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, 12b-1 fees, and other expenses—before any contractual waivers or reimbursements of fees and expenses)	0.58%	1.20%

[1]

The Portfolio expenses used to prepare this table were provided to Farmers by the Fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2014. Current or future expenses may be greater or less than those shown.

Redemption Fees

A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a withdrawal or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the Portfolio prospectus.

Distribution Costs

For information concerning the compensation paid for the sale of the Policies, see “Distribution of the Policies.”

Personalized Illustrations

Your Policy can Lapse before maturity, depending on the premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. You should request personalized illustrations from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is located at 3003—77th Avenue, S.E., Mercer Island, Washington 98040. We are obligated to pay all benefits under the Policy.

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at an annual net effective interest rate of at least 2.5%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account may not be available in all states.

Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at current rates in excess of the minimum guaranteed rate of 2.5%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 2.5% guaranteed rate.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 2.5% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the Fixed Account for partial withdrawals, transfers to the Subaccounts, or charges for the Monthly Deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not been reviewed by the staff of the SEC. However, Fixed Account disclosure may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the variable account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the variable account. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws.

The variable account is divided into Subaccounts, each of which invests in shares of one Portfolio of a Fund.

Income, gains, and losses credited to, or charged against, a Subaccount of the variable account reflect the Subaccount’s own investment experience and not the investment experience of our other assets. The variable account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the variable account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more Subaccounts may also be transferred to any other Subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the Subaccounts and the variable account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

The Portfolios

Each Subaccount of the variable account invests exclusively in shares of a designated Portfolio of a Fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio. Each Fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

The assets of each Portfolio are separate from the assets of any other Portfolio, and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment Portfolio and the income or losses of one Portfolio has no effect on the investment performance of any other Portfolio.

Each of the Portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the Portfolio. These investments must be consistent with the investment objective, policies and restrictions of that Portfolio.

Some of the Portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the Portfolios available under the Policy. While some of the Portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Portfolio may differ substantially from the Portfolios available through this Policy.

An investment in a Subaccount, or in any Portfolio, including the PVC Money Market Account, is not Insured or guaranteed by the U.S. Government and there can be no assurance that the PVC Money Market Account will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market Subaccount may become extremely low and possibly negative.

Subaccounts Closed to New Investors

One Subaccount, which invests in the following Portfolio, is closed to new investors:

Portfolio	Fund	Effective Date
Goldman Sachs Mid Cap Value Fund	Goldman Sachs Variable Insurance Trust	May 1, 2006

If you purchased your Contract before the effective date shown in the table above, and had Contract Value allocated to an affected Subaccount on the effective date, you may:

(1)	remain invested in the affected Subaccount;
(2)	continue to allocate new premium to the affected Subaccount; and
(3)	transfer into and out of the affected Subaccount.

However, if and when you fully transfer out of an affected Subaccount, you will not be permitted to allocate new premium to that Subaccount or to transfer Contract Value into or out of that Subaccount.

Investment Objectives of the Portfolios

The following table summarizes each Portfolio’s investment objective(s) and policies. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of risks, conditions of investing, and fees and expenses of each Portfolio in the prospectuses for the Portfolios that are attached to this prospectus. You should read the prospectuses for the Portfolios carefully.

Portfolio	Investment Objective and Investment Advisor
Deutsche Large Cap Value VIP (formerly DWS Large Cap Value VIP) (Class A Shares) [1]	The fund seeks to achieve a high rate of total return. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000® Value Index and that Portfolio management believes are undervalued. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector. The fund may invest up to 20% of total assets in foreign securities. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.
Deutsche Equity 500 Index VIP (formerly DWS Equity 500 Index VIP) (Class B Shares) [2]	The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies. Under normal circumstances, the fund intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500® Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500® Index. Deutsche Investment Management Americas Inc. is the investment advisor for the fund. Northern Trust Investments, N.A. (“NTI”), is the subadvisor for the fund.
Fidelity VIP Growth Portfolio (Service Class Shares)	The Fund seeks to achieve capital appreciation. Fidelity Management & Research Company (FMR) is the Fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the Fund.
Franklin Small Cap Value VIP Fund (Class 2 Shares)	Seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. Investment adviser is Franklin Advisory Services, LLC.
Goldman Sachs Mid Cap Value Fund (Institutional Class Shares) [3]	Seeks long-term capital appreciation. Investment adviser is Goldman Sachs Asset Management, L.P.
Goldman Sachs Small Cap Equity Insights Fund (Institutional Class Shares)	Seeks long-term growth of capital. Investment adviser is Goldman Sachs Asset Management, L.P.
Janus Aspen Enterprise Portfolio (Service Shares)	Seeks long-term growth of capital. Investment adviser is Janus Capital Management LLC.
PVC Diversified International Account (Class 2 Shares)	Seeks long-term growth of capital. The investment advisor is Principal Management Corporation and the sub-advisor is Principal Global Investors, LLC.
PVC Equity Income Account (Class 2 Shares)	Seeks to provide current income and long-term growth of income and capital. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC LargeCap Growth Account (Class 2 Shares)	Seeks long-term growth of capital. The investment advisor is Principal Management Corporation and the sub-advisor is Columbus Circle Investors.
PVC Income Account (Class 2 Shares)	Seeks to provide a high level of current income consistent with preservation of capital. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.

Portfolio	Investment Objective and Investment Advisor
PVC MidCap Account (Class 2 Shares)	Seeks to provide long-term growth of capital. The investment advisor is Principal Management Corporation and the sub-advisor is Principal Global Investors, LLC.
PVC Money Market Account (Class 2 Shares)	Seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity. The investment advisor is Principal Management Corporation and the sub-advisor is Principal Global Investors, LLC.
PVC Government & High Quality Bond Account (Class 2 Shares)	Seeks to provide a high level of current income consistent with safety and liquidity. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Balanced Portfolio (Class 2 Shares)	Seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Conservative Balanced Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Conservative Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Flexible Income Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Strategic Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC Short-Term Income Account (Class 2 Shares)	Seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SmallCap Blend Account (Class 2 Shares) [4] (formerly PVC SmallCap Growth Account II)	Seeks long-term growth of capital. The investment advisor is Principal Management Corporation and the sub-advisor is Principal Global Investors, LLC.
PVC Principal Capital Appreciation Account (Class 2 Shares) [5]	Seeks to provide long-term growth of capital. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.

[1]	Effective August 11, 2014, DWS Large Cap Value VIP changed its name to Deutsche Large Cap Value VIP.
[2]	Effective August 11, 2014, DWS Equity 500 VIP changed its name to Deutsche Equity 500 Index VIP.
[3]	The Subaccount that invests in this Portfolio is closed to new investors. Please see “Closed to New Investors.”
[4]	Effective April 17, 2015, PVC SmallCap Blend Account acquired all of the assets of PVC SmallCap Growth Account II.
[5]	Effective April 17, 2015, PVC Principal Capital Appreciation Account acquired all of the assets of PVC LargeCap Blend Account II.

In addition to the variable account, the Funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Farmers nor the mutual Funds currently foresee any such disadvantages, either to variable life insurance policy Owners or to variable annuity contract Owners, each Fund’s Board of Directors (or Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy Owners and variable annuity contract Owners, and will determine what action, if any, it should take. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy Owners and those given by variable annuity contract Owners.

If a Fund’s Board of Directors (or Trustees) were to conclude that separate Funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy Owners and variable annuity contract Owners would no longer have the economies of scale resulting from a larger combined Fund.

Please read the attached prospectuses for the Portfolios to obtain more complete information regarding the Portfolios.

Selection of the Portfolios

The Portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment advisor’s (and/or sub-advisor’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Portfolio or one of its service providers (e.g., the investment advisor) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Portfolio’s advisor was an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Policy Owners.

You are responsible for choosing to invest in the Portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Portfolio. After you select Subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Portfolios available as investment options in the Policy.

Revenue We Receive From the Portfolios and/or Their Service Providers. We (and our affiliates) may directly or indirectly receive payments from the Portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. We and/or our affiliate, Farmers Financial Solutions, LLC (“FFS”), the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the Portfolios that charge a 12b-1 fee. See the prospectuses for the Portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the Portfolios owned by the Subaccounts available under this Policy and certain other variable insurance products that we issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the Portfolios’ service providers for administrative and other services we perform relating to variable account operations that might otherwise have been provided by the Portfolios. The amount of this compensation is based on a percentage of the average assets of the particular Portfolios attributable to the Policy and to certain other variable insurance products that we issue. The maximum percentage is currently 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
Deutsche (formerly DWS)	0.25%	Janus	0.25%
Fidelity	0.25%	Principal	0.25%
Franklin Templeton	0.25%
*	Payments are based on a percentage of the average assets of each underlying Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by us.

•

Other payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the Portfolios. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the Portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see the “Distribution of the Policies” section.

Availability of the Portfolios

We do not guarantee that each Portfolio will always be available for investment through the Policies.

We reserve the right, subject to applicable law, to add new Portfolios or classes of Portfolio shares, remove or close existing Portfolios or classes of Portfolio shares, or substitute Portfolio shares held by any Subaccount for shares of a different Portfolio. New or substitute Portfolios or classes of Portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a Portfolio are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate, we may redeem the shares of that Portfolio and substitute shares of another Portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal Owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as you and other Policy Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Contract Value you have in that Portfolio (as of a date set by the Portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each Subaccount in which you have an investment.

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy Owners advising you of the action and the reasons we took such action.

The Policy

Purchasing a Policy

Please note that we are no longer offering the Policies for sale. This “Purchasing a Policy” section is included in the prospectus for your information.

To purchase a Policy, you must send the application and, in most cases an Initial Premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control (for example, because of the failure of a registered representative to forward the application to us or our Service Center promptly, or because of delays in determining whether the Policy is suitable for you). Any such delays will affect when your Policy can be issued and your premium is allocated among the investment choices you have selected.

Acceptance of an application is subject to our insurance underwriting. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded.

We determine the minimum Principal Sum (death benefit) for a Policy based on the Attained Age of the Insured when we issue the Policy. The minimum Principal Sum for the preferred Premium Class is $100,000, and $50,000 for all others. The maximum Issue Age for Insureds is age 75. We base the minimum Initial Premium for your Policy on a number of factors including the age, sex and Premium Class of the Insured and the amount of the Principal Sum. We currently require a minimum Initial Premium as shown on the Policy’s specifications page.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a Surrender Charge on your old policy. There will be a new Surrender Charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. This Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Temporary Insurance Coverage. If the primary proposed Insured meets our eligibility requirements for temporary insurance coverage, then we will provide the primary proposed Insured and children to be covered under a Children’s Insurance Rider with temporary insurance coverage in the amount applied for (excluding Accidental Death Benefit) or $50,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.

Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

•	The date full insurance coverage becomes effective;
•

The date the proposed Insured receives notice that their application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or

•	The date the proposed Insured or the Owner signs a request to cancel the application or rejects the Policy.

Full Insurance Coverage. If we issue the Policy as applied for, full insurance coverage under the Policy will take effect on the Issue Date, provided sufficient payment has been received. If we issue a Policy other than as applied for, full insurance coverage will take effect either upon the completion of all underwriting and Owner payment for and acceptance of the Policy, or on the Issue Date, whichever is later. The Issue Date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Full insurance coverage will not begin before the Issue Date printed in the Policy, if issued.

Generally, we will issue the Policy if we determine that the Insured meets our underwriting requirements and we accept the original application. On the Issue Date, we will allocate your premium (multiplied by the Percent of Premium Factor) to the Fixed Account until the Reallocation Date and we will begin to deduct Monthly Deductions from your Contract Value. See “Allocating Premiums.”

Backdating. We may sometimes backdate a Policy, if you request, by assigning an Issue Date earlier than the Record Date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. For a backdated Policy, Monthly Deductions including cost of insurance charges and underwriting and sales charges will begin on the backdated Issue Date. You will therefore incur charges for the period between the Issue Date and the Record Date as though full insurance coverage is in effect during this period, even though full coverage does not in fact begin until the Record Date (or a few days prior to the Record Date in some cases).

Cancelling a Policy (Right-to-Examine Period)

You may cancel a Policy during the “Right-to-Examine Period” by returning it to our Home Office. In most states, the Right-to-Examine Period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the Right-to-Examine Period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy.

Policies Sold in California. If you purchase your Policy in California, and are 60 years of age or older at the time, the Right-to-Examine Period lasts for 30 days from the date you receive the Policy. You may cancel the Policy at any time during the Right-to-Examine Period by returning it to our Home Office at Mercer Island, Washington or to the agent who sold you the Policy.

During the 30-day Right-to-Examine Period (plus 10 days), we will place your premium in the Fixed Account, unless you specifically direct that we allocate your premium to the Subaccounts and Fixed Account you selected on the application. We will credit your premium(s) placed in the Fixed Account with interest at the current Fixed Account interest rate. If your premium is placed solely in the Fixed Account, we will refund to you all premiums and Policy fees you paid as of the Business Day on which we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier).

If you have directed that your premium be invested in the Subaccounts, rather than the Fixed Account, during the Right-to-Examine Period, we will refund you only the Contract Value. The Contract Value refunded will be as of the Business Day we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier). Any amounts refunded will reflect the investment performance of the Subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less than the premium you paid for this Policy. If you decide to cancel this Policy after the Right-to-Examine Period, cancellation during the Surrender Charge period may result in a Surrender Charge.

State Variations

This prospectus provides you with important information about the Farmers Accumulator VUL. However, we will also issue you a Policy, which is a separate document from this prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy (and the endorsements and riders attached to your Policy) for the provisions that apply in your state. If you would like an additional copy of your Policy and its endorsements and riders, if any, contact our Service Center.

Other Policies

We offer other life insurance policies that have different investment options, death benefits, policy features, and optional benefits. These other policies also have different charges that would result in different performance levels than this Policy. For more information about other policies, please contact our Service Center or your agent.

Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the Ownership rights and options described in the Policy. The Insured is the Owner unless the application specifies a different person as the Owner. If the Owner dies before the Insured and no successor Owner is named, then Ownership of the Policy will pass to the Insured. The Owner may designate the Beneficiary (the person to receive the death benefit when the Insured dies) in the application.

Changing the Owner	• You may change the Owner by providing a written request to us at any time while the Insured is alive.
• The change takes effect on the date that the written request is signed.
• We are not liable for any actions we may have taken before we received the written request.
• Changing the Owner does not automatically change the Beneficiary.

Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Selecting and Changing the Beneficiary	• If you designate more than one Beneficiary, then each Beneficiary shares equally in any Death Benefit Proceeds unless the Beneficiary designation states otherwise.
• If the Beneficiary dies before the Insured, then any contingent beneficiary becomes the Beneficiary.
• If both the Beneficiary and contingent Beneficiary die before the Insured, then we will pay the death benefit to the Owner or the Owner’s estate once the Insured dies.

•      You can request a delay clause that provides that if the Beneficiary dies within a specified number of days (maximum 180 days) following the Insured’s death, then the Death Benefit Proceeds will be paid as if the Beneficiary had died first.

• You can change the Beneficiary by providing us with a written request while the Insured is living.
• The change in Beneficiary is effective as of the date you sign the written request.
• We are not liable for any actions we may have taken before we received the written request.

Assigning the Policy	• You may assign Policy rights while the Insured is alive.
• The Owner retains any Ownership rights that are not assigned.
• The assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
• Claims under any assignment are subject to proof of interest and the extent of the assignment.
• We are not:
• bound by any assignment unless we receive a written notice of the assignment.
• responsible for the validity of any assignment.
• liable for any payment we made before we received written notice of the assignment.

Assigning the Policy may have tax consequences. See “Federal Tax Considerations.”

Modifying the Policy

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company or the variable account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or
•	reflect a change in the variable account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Policy Termination

Your Policy will terminate on the earliest of:

•	the Maturity Date (Insured’s Attained Age 120);
•	the date the Insured dies;
•	the end of the grace period without a sufficient payment; or
•	the date you Surrender the Policy.

Premiums

Premium Flexibility

You have flexibility to determine the frequency and the amount of the premiums you pay. You do not have to pay premiums according to any schedule. However, you greatly increase your risk of Lapse if you do not regularly pay premiums at least as large as the current minimum premium. Paying the minimum premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

Before the Issue Date of the Policy (or if premium is paid on delivery of the Policy, before the Record Date), we will require you to pay the premium indicated on your Policy’s specification page. Thereafter, you may pay premiums ($25 minimum) at any time. You must send all premiums to our Service Center. We reserve the right to limit the number and amount of any unscheduled premiums. You may not pay any premiums after the Insured reaches Attained Age 100.

We multiply each premium by the Percent of Premium Factor (currently 95.75%) and credit the resulting value to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and selling expenses.

We will treat any payment you make as a premium unless you clearly mark it as a loan repayment. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

Planned Premiums. You may determine a planned Premium schedule that allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned premiums by sending us a written request. We have the right to limit the amount of any increase in planned premiums. Even if you make your planned premiums on schedule, your Policy may Lapse if your Surrender Value (or unloaned Contract Value, in certain circumstances) ever becomes less than the Monthly Deduction. See “Policy Risks,” “Risk of Lapse.”

Electronic Payments or Billing. If you authorize electronic payment of your premiums from your bank account, or if you ask to be billed for your planned premiums, the total amount of premiums being debited, or billed, must be at least $300 per year. You can be billed, or make electronic payments, on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

You can stop paying premiums at any time and your Policy will continue in force until the earlier of the Maturity Date (when the Insured reaches Attained Age 120), or the date when either (1) the Insured dies, or (2) the grace period ends after the Surrender Value has been exhausted, or (3) we receive your signed request to Surrender the Policy.

Tax Code Processing. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract (“MEC”) or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the excess portion of that premium. We will immediately notify the Owner and give an explanation of the issue by sending a letter to the Owner’s address of record. We will refund the excess premium no later than 2 weeks after receipt of the premium at the Service Center (the “refund date”), except in the following circumstances:

a.	the tax problem resolves itself prior to the refund date; or
b.	the tax problem relates to a MEC and we receive a signed acknowledgment from the Owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

During this two-week period, we will hold such excess premium in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.

Minimum Premiums

The full Initial Premium is the only premium required to be paid under the Policy. However, you greatly increase your risk of Lapse if you do not regularly pay premiums at least as large as the minimum premium. Paying the minimum premiums will not necessarily keep your Policy in force. It is likely that additional premiums may be necessary to keep the Policy in force to maturity.

The initial minimum premium for two alternative payment modes (for example, annual and monthly) are shown on your Policy’s specifications page. The minimum premium depends on a number of factors including the age, sex, and Premium Class of the proposed Insured, and the Principal Sum.

The minimum premium will change if:

•	you increase or decrease the Principal Sum;
•	you change the death benefit option;
•	you change or add a rider;
•	you take a partial withdrawal when you have elected the level death benefit option (Option B); or
•	the Insured’s Premium Class changes (for example, from nicotine to non-nicotine, or from standard to substandard).

If your Surrender Value (that is, the Contract Value, minus the Surrender Charge, and minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy) becomes zero or less and if the total premiums you have paid, minus withdrawals (not including Surrender Charges and processing fees), are less than the Cumulative Minimum Premiums under your Policy, then your Policy will enter a 61-day grace period. During the grace period, you must make a payment large enough to keep the Policy in force. The Cumulative Minimum Premiums are the sum of all past monthly-mode minimum premiums since the Issue Date.

But if the total premiums you have paid, minus withdrawals (not including Surrender Charges and processing fees), are greater than the Cumulative Minimum Premiums, then your Policy will enter a grace period only if your Contract Value, minus any outstanding Loan Amount (and any interest you would owe if you Surrendered the Policy), is too low to pay the entire Monthly Deduction when due.

Your Policy can Lapse before maturity, depending on the premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you with an illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain Issue Ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy. This is not true for all ages, classes, and investment results, however, so we encourage you to request an illustration from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your Initial Premium(s) to one or more Subaccounts of the variable account and to the Fixed Account according to the following rules:

•	You must put at least 1% of each premium in any Subaccount you select or the Fixed Account.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the Subaccounts or the Fixed Account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of Subaccount allocations in effect at any one time.

Investment returns from amounts allocated to the Subaccounts will vary with the investment experience of these Subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

On the Issue Date, we will allocate your premium(s) received, times the Percent of Premium Factor, minus the Monthly Deduction(s), to the Fixed Account. If you make your first full premium payment upon delivery of the Policy, we will allocate your premium to the Fixed Account on the Business Day it is received at the Service Center.

We also allocate any premiums we receive from the Issue Date to the Reallocation Date (the Record Date, plus the number of days in your state’s Right-to-Examine Period, plus 10 days) to the Fixed Account. While held in the Fixed Account, premium(s) will be credited with interest at the current Fixed Account rate. On the Reallocation Date, we will reallocate the Contract Value in the Fixed Account to the other Subaccounts (at the unit value next determined) and the Fixed Account in accordance with the allocation percentages provided in the application.

Unless additional underwriting is required or a situation described above in the “Tax Code Processing” section occurs, we invest all premiums paid after the Reallocation Date on the Business Day they are received in our Service Center. We credit these premiums to the Subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Your Contract Values

Your Contract Value:

•      varies from day to day, depending on the investment experience of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

• serves as the starting point for calculating values under a Policy;
• equals the sum of all values in each Subaccount, the loan account and the Fixed Account;
• is determined on the Issue Date and on each Business Day;
• on the Issue Date, equals the Initial Premium times the Percent of Premium Factor, less the Monthly Deduction; and
• has no guaranteed minimum amount and may be more or less than premiums paid.

Subaccount Value

Each Subaccount’s value is determined at the end of each Business Day. We determine your Policy’s value in each Subaccount by multiplying the number of units that your Policy has in the Subaccount by the Accumulation Unit value of that Subaccount at the end of the Business Day.

The number of units in any Subaccount on any Business Day equals:	• the initial units purchased at the unit value on the Issue Date; plus
• units purchased with additional premiums net of the Percent of Premium Factor; plus
• units purchased via transfers from another Subaccount or the Fixed Account; minus
• units redeemed to pay a pro-rata share of the Monthly Deductions; minus
• units redeemed to pay for partial withdrawals and any processing fees; minus
• units redeemed as part of a transfer to another Subaccount, the loan account or the Fixed Account.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or withdrawal, by the unit value for that Subaccount at the end of the Valuation Period.

Subaccount Unit Value

The Accumulation Unit value (or price) of each Subaccount will reflect the investment performance of the Portfolio in which the Subaccount invests. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at the figure shown on the Variable Account’s financial statements. The unit value may increase or decrease from one Valuation Period to the next. For a discussion of how unit values are calculated, see the SAI.

Fixed Account Value

On the Issue Date, the Fixed Account Value is equal to the premiums paid multiplied by the Percent of Premium Factor, less the first Monthly Deduction.

The Fixed Account Value at the end of any Valuation Period equals:	• the Fixed Account Value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus

•      the portion of the premium(s), multiplied by the Percent of Premium Factor, allocated to the Fixed Account since the preceding Business Day, plus interest from the date such premiums were received to the date of calculation; plus

• any amounts transferred to the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus

•      the amount of any transfer from the Fixed Account to the Subaccounts and the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation, and any processing fee; minus

•      the amount of any partial withdrawals and any processing fees deducted from the Fixed Account since the preceding Business Day, plus interest on those Surrendered amounts from the effective date of each withdrawal to the date of calculation; minus

• a pro-rata share of the Monthly Deduction, on each Business Day when a Monthly Deduction is due.

Your Policy’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Policy.

Loan Account Value

The loan account value at the end of any Valuation Period equals:	• the loan account value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus
• any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus

•      the amount of any transfer from the loan account to the Subaccounts and the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation.

Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the Fixed Account and Subaccounts to the loan account on a pro-rata basis if sufficient funds are available for transfer. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:	• the death benefit, Surrender and loan benefits under the Policy and the benefits provided by riders.
• investment options, including premium allocations.
• administration of elective options.
• the distribution of reports to Owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders).
• overhead and other expenses for providing services and benefits.
• sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
• other costs of doing business, such as collecting premiums, maintaining records, processing claims, affecting transactions, and paying Federal, state and local premium and other taxes and fees.

Risks we assume include but are not limited to:	• that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we anticipate.
• that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Deductions

When you make a premium payment, we apply a Percent of Premium Factor currently equal to 95.75% to the premium to determine the amount that we will allocate to the Subaccounts and the Fixed Account according to your instructions. The 4.25% of each premium that we retain is the sum of 2%, which compensates us for a portion of our sales expenses, and 2.25%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state, and currently range from 0% to 3.50% in the states in which the Policy is sold. The estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.25%, the difference between the actual rate and the 2.25% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on policies in states that charge a higher premium tax rate.

Monthly Deduction

We take a Monthly Deduction from the Contract Value on the Issue Date and on the Business Day nearest each Monthly Due Date (the same day of each succeeding month as the Issue Date). We will make deductions by canceling units in each Subaccount and withdrawing funds from the Fixed Account. We will take the Monthly Deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the sum of all Subaccounts and the Fixed Account on the Monthly Due Date). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction is equal to:

•	The monthly administration charge; plus
•	The cost of insurance charge for the Policy; plus
•	Extra charges for a special Premium Class, if any; plus
•	The monthly underwriting and sales charge; plus
•	The charges for any riders.

Monthly Administration Charge. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $7. We may increase or decrease this charge but it is guaranteed never to be higher than $10.

Cost of Insurance Charge. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g. the Principal Sum, the Contract Value, the Insured’s Issue Age, sex, and Premium Class, and the number of months since the Issue Date) that will cause it to vary from Policy to Policy and from month to month.

The cost of insurance charge is equal to the cost of insurance rate at the Insured’s Attained Age, times the number of thousands of Risk Insurance Amount.

The Risk Insurance Amount is:

1.	The current death benefit; minus
2.	The Contract Value at the end of the Business Day preceding the Monthly Due Date; plus
3.	The monthly administrative charge for the month that begins on the Monthly Due Date; plus
4.	The monthly underwriting and sales charge; plus
5.	Any charges for riders for the month that begins on the Monthly Due Date.

The Risk Insurance Amount may increase or decrease each month, depending on investment experience of the Portfolios in which you are invested, the payment of additional premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial withdrawals, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

Cost of insurance rates are based on the Principal Sum, sex, Attained Age, and Premium Class of the Insured. The cost of insurance rates are generally higher for male Insureds than for female Insureds of the same age and Premium Class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates. Sample rates are shown in Appendix A.

The Premium Class of the Insured will affect the cost of insurance rates. We currently place Insureds into preferred and standard Premium Classes and into special Premium Classes involving higher mortality risks. The cost of insurance rates for Insureds in special Premium Classes involving higher mortality risks are multiples of the standard rates. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special Premium Class rating factor shown on your Policy’s specification page.

We calculate the cost of insurance separately for the initial Principal Sum and for any increase in Principal Sum. If you request and we approve an increase in your Policy’s Principal Sum, then a different Premium Class (and a different cost of insurance rate) may apply to the increase, based on the Insured’s age and circumstances at the time of the increase.

The Policies are based on 1980 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and Premium Class. We also offer Policies based on unisex mortality tables if required by state law.

We currently charge cost of insurance rates that are higher for Policies having a Principal Sum less than $100,000. If you reduce your Principal Sum below $100,000 at any time, these higher rates will apply.

Monthly Special Premium Class Charge. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special Premium Class rating factor shown on your Policy’s specification page. This factor is applied to both current and guaranteed cost of insurance rates. This charge is deducted as part of the Monthly Deduction and compensates us for additional costs associated with policies in a special Premium Class. If applicable to you, your Policy’s specification page will show you the amount of this charge.

Flat Extra Monthly Charge for Policies in a Special Premium Class. We may deduct an additional flat extra monthly charge as part of the Monthly Deduction if the Insured is in a special Premium Class. This compensates us for additional costs we anticipate from policies in a special Premium Class. The charge, if any, will be shown on your Policy’s specifications page.

Monthly Underwriting and Sales Charge. We deduct this charge each month during the first 60 months after the Issue Date to compensate us for a portion of the expenses of selling, underwriting and issuing the Policy. This charge is imposed for an additional 60 months each time you choose to increase the Principal Sum after the Issue Date. The rate for this charge depends upon the Insured’s age at issue or at the time of any increase in Principal Sum. The charge is calculated by multiplying the rate for this charge by the amount of Principal Sum issued or by the amount by which the Principal Sum is increased above the Principal Sum immediately prior to the current increase. The underwriting and sales charge is not imposed on any increases in Principal Sum that are due to a change in death benefit option. The underwriting and sales charge will not be reduced as a result of a reduction in the Principal Sum.

The amount of the monthly underwriting and sales charge is computed on the Issue Date, as follows:

1.	Find the appropriate annualized underwriting and sales charge per $1,000 for the Insured’s Issue Age in the following table; then

2.	Multiply this charge per $1,000 by the original Principal Sum; then
3.	Divide the result by 1,000; and then
4.	Divide the result by 12.

Underwriting and Sales Charge per $1,000 of Principal Sum

Issue Age, or Attained Age at Which Principal Sum is Increased	Annualized Charge per $1,000	Issue Age, or Attained Age at Which Principal Sum is Increased	Annualized Charge per $1,000	Issue Age, or Attained Age at Which Principal Sum is Increased	Annualized Charge per $1,000	Issue Age, or Attained Age at Which Principal Sum is Increased	Annualized Charge per $1,000
21	2.88	31	2.98	41	5.02	51	7.17
22	2.88	32	3.07	42	5.11	52	7.40
23	2.88	33	3.17	43	5.21	53	7.64
24	2.88	34	3.26	44	5.30	54	7.89
25	2.88	35	3.36	45	5.40	55	8.16
26	2.88	36	3.67	46	5.83	56	8.45
27	2.88	37	3.98	47	6.26	57	8.75
28	2.88	38	4.30	48	6.55	58	9.08
29	2.88	39	4.61	49	6.75	59	9.43
30	2.88	40	4.92	50	6.69	60	9.80
						61	10.20
						62 and older	10.51

If you choose to increase the Principal Sum after the Issue Date, we will assess an additional underwriting and sales charge for 60 months after the increase takes effect. The additional charge will be assessed only on the amount of the increase in Principal Sum, using the charge applicable to the Insured’s Attained Age at the time of the increase. The additional charge will be calculated by following the four steps outlined above.

Optional Monthly Disability Rider Charge (not available effective August 7, 2015). The Monthly Deduction includes charges for the Monthly Disability Benefit Rider, which is one of the optional insurance benefits you may add to your Policy by rider. Effective August 7, 2015, the Monthly Disability Benefit Rider is no longer available and cannot be added to a Policy; Monthly Disability Benefit Riders that are in force as of August 7, 2015 are not affected. The Monthly Disability Benefit Rider charge is summarized in the Fee Table in this prospectus. Any Monthly Disability Benefit Rider charges applicable to your Policy will be indicated in the rider you receive. The following is a description of the Monthly Disability Benefit Rider:

•

Monthly Disability Benefit Rider. This benefit adds a monthly benefit to the Fixed Account if we receive due proof that the Insured is totally disabled as defined in the rider. We pay the monthly benefit during the Insured’s continued disability, but not beyond the Insured’s Attained Age 65. The monthly benefit is the monthly disability benefit rider amount multiplied by the Percent of Premium Factor that is shown on the policy specifications page. Disability must start before the Insured’s Attained Age 60. The charge for this rider will be added to the Monthly Deduction for the Policy.

The monthly charge for this rider is the sum of:

1.	the monthly disability benefit rider amount shown on the policy specifications page times a percentage at the Insured’s Attained Age; plus
2.	the extra monthly charge for a special Premium Class for this rider, if any.

Mortality and Expense Risk Charge

We deduct a daily charge from your Contract Value in each Subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

•	your Contract Value in each Subaccount; multiplied by

•	the daily portion of the annual mortality and expense risk charge rate of 0.70% during the first 10 Policy years, 0.30% during Policy years 11 through 20, and 0.25% thereafter.

If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

Surrender Charge

We deduct a Surrender Charge if, during the first five Policy years or within five years after any increase in Principal Sum, you fully Surrender the Policy. In the case of a full Surrender, we pay you the Contract Value less any Surrender Charge and any outstanding Loan Amount and any interest you owe. The payment you receive is called the Surrender Value.

The Surrender Charge may be significant. You should carefully calculate this charge before you request a Surrender. Under some circumstances the level of Surrender Charges might result in no Surrender Value available if you Surrender your Policy during the period when Surrender Charges apply. This will depend on a number of factors, but is more likely if:

1.	you pay premiums equal to or not much higher than the minimum Premium shown in your Policy, or
2.	investment performance is too low.

The Surrender Charge is equal to the sum of all remaining monthly underwriting and sales charges that you would pay if the Policy stayed in force for five years from the Issue Date (or date of Principal Sum increase), or until the Maturity Date, if earlier.

An example of calculating the Surrender Charge follows:

This example is for a policy that is in its 39th month. The Principal Sum is $200,000 and the Issue Age is 35.

The monthly underwriting and sales charge for this policy is (3.36)(200,000/1,000)/12 = $56.00. The number of such charges that remain on the policy is 60-39 = 21. Therefore, the Surrender Charge is (21)(56.00) = $1,176.

Partial Withdrawal Processing Fee. We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.
•	We charge $25 for each additional transfer. We will not increase this charge.
•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.
•	We deduct the transfer charge from the amount being transferred, or from the remaining Contract Value, according to your instructions.
•	Transfers we affect on the Reallocation Date, and transfers due to loans and dollar cost averaging, do not count as transfers for the purpose of assessing this charge.

Loan Charges

•

We will charge interest on amounts in the loan account at a rate of 2.75% compounded annually. This rate is guaranteed. Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.

Optional Accelerated Benefit Rider for Terminal Illness Charge

We deduct a one-time charge for the Accelerated Benefit Rider for Terminal Illness, which is one of the optional insurance benefits you may add to your Policy by rider. The charge we assess for the Accelerated Benefit Rider for Terminal Illness is summarized in the “Fee Table” in this prospectus. There is no charge for this rider prior to the time the accelerated benefits are paid. At that time, we will assess an administrative charge not to exceed $250 (currently $150) that will be deducted from the benefit amount that you are paid. The benefit is also reduced by an actuarial discount appropriate to the Policy to which the rider is attached to compensate us for expected lost income due to the early payment of the death benefit. The actuarial discount charge may be significant. The administrative charge for the rider varies by state. The Accelerated Benefit Rider for Terminal Illness charges applicable to your Policy will be indicated in the rider you receive.

This benefit allows accelerated payment of up to 50% of the death benefit (unless a smaller amount is allowed by state law) while the Insured is still alive, provided that the Insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a different period is required by state law), or 24 months in certain circumstances. The maximum benefit available is the lesser of 50% of the death benefit (smaller percentage in some states) or $150,000. Exercise of this rider may reduce other benefits under the Policy under a formula set forth in the rider.

Portfolio Management Fees and Expenses

Each Portfolio deducts Portfolio management fees and expenses from the amounts you have invested in the Portfolios through the Subaccounts. You pay these Portfolio fees and expenses indirectly. In addition, some Portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily Portfolio assets. For 2014, total annual Portfolio fees and charges for the Portfolios offered through this Policy ranged from 0.58% to 1.20% of average daily Portfolio assets. See the prospectuses for the Portfolios for more information.

Redemption Fees. A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a withdrawal or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Portfolio’s redemption fee, see the Portfolio prospectus.

Other Charges

•	We charge $5 for each additional annual report you request.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will pay the Death Benefit Proceeds once we receive satisfactory proof of the Insured’s death at our Home Office. We may require return of the Policy. We will pay the Death Benefit Proceeds to the primary Beneficiary or a contingent beneficiary. If the Beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the Death Benefit Proceeds in a lump sum or a series of payments according to the payment option selected by the Beneficiary. We will pay the Death Benefit Proceeds into an interest paying checking account or under a payment option. For more information, see “Payment Options” in the SAI.

Death benefit proceeds equal:	• the death benefit (described below); minus
• any past due Monthly Deductions; minus
• any outstanding Policy loan on the date of death; minus
• any interest you owe on the Policy loan(s); plus
• any additional benefits payable under the terms of any riders attached to the Policy.

If all or a part of the Death Benefit Proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the Beneficiary’s name unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law. We will provide the Beneficiary with a checkbook to access these Funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The Beneficiary can withdraw all or a portion of the Death Benefit Proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC Insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

We may further adjust the amount of the Death Benefit Proceeds under certain circumstances. See “Our Right to Contest the Policy,” “Misstatement of Age or Sex,” and “Suicide Exclusion” in the SAI.

Death Benefit Options

In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the Insured. We call this the “Principal Sum” of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through Attained Age 99), or Option B (level death benefit through Attained Age 99). For Attained Ages after age 99, the death benefit equals the Contract Value.

The variable death benefit under Option A is the greater of:	• the Principal Sum plus the Contract Value (determined as of the end of the Valuation Period during which the Insured dies); or
• the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

Under Option A, the death benefit varies with the Contract Value.

The level death benefit under Option B is the greater of:	• the Principal Sum on the date of death; or
• the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

Under Option B, your death benefit generally equals the Principal Sum and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

In order for the Policy to qualify as life insurance, Federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the Insured person’s Attained Age. For example, the death benefit percentage is 250% for an Insured at age 40 or under, and it declines for older Insureds. The following table indicates the applicable death benefit percentages for different Attained Ages:

Attained Age	Death Benefit Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	209% minus 6% for each age over age 46
51 to 55	178% minus 7% for each age over age 51
56 to 60	146% minus 4% for each age over age 56
61 to 65	128% minus 2% for each age over age 61
66 to 70	119% minus 1% for each age over age 66
71 to 74	113% minus 2% for each age over age 71
75 to 90	105%
91 to 94	104% minus 1% for each age over age 91
95 to 99	100%

If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

Option A Example. Assume that the Insured’s Attained Age is under 40, that there have been no decreases in the Principal Sum, and that there are no outstanding loans. Under Option A, a Policy with a Principal Sum of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the Principal Sum plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

Option B Example. Assume that the Insured’s Attained Age is under 40, there have been no withdrawals or decreases in Principal Sum, and that there are no outstanding loans. Under Option B, a Policy with a $50,000 Principal Sum will generally have a $50,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $20,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the Principal Sum of $50,000. Each additional dollar added to the Contract Value above $20,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, so long as the Contract Value exceeds $20,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

Changing Death Benefit Options

You may change death benefit options or change the Principal Sum (but not both, unless done simultaneously) once each Policy year.

A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See “Charges and Deductions – Monthly Deduction – Cost of Insurance Charge.”) If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the Insured’s age. Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

After any reduction in Principal Sum or change in death benefit option, the underwriting and sales charge and the Surrender Charge for the Policy will continue to be based on the same Principal Sum amount on which it was based immediately before the change and on any subsequent requested increase in Principal Sum.

For a more detailed discussion on changing death benefit options, see the SAI.

Effects of Withdrawals on the Death Benefit

If you have selected the variable death benefit (Option A), a withdrawal will not affect the Principal Sum. But if you have selected the level death benefit (Option B), a partial withdrawal will reduce the Principal Sum by the amount of the withdrawal (not including the processing fee). The reduction in Principal Sum will be subject to the terms of the Changing the Principal Sum section below.

Changing the Principal Sum

When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the Insured. We call this the Principal Sum. You may change the Principal Sum subject to the conditions described below. You may either change the Principal Sum or change the death benefit option (but not both, unless done simultaneously) no more than once per Policy year. We will send you a Policy endorsement with the change to attach to your Policy.

Increasing the Principal Sum could increase the death benefit. Decreasing the Principal Sum could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the Principal Sum prior to the change. Changing the Principal Sum could affect the subsequent level of death benefit and Policy values. An increase in the Principal Sum may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the Principal Sum may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the Principal Sum may have other tax consequences. You should consult a tax adviser before changing the Principal Sum.

Increases

•

You may increase the Principal Sum by submitting a written request and providing evidence of insurability satisfactory to us. The increase will be effective on the Monthly Due Date following our approval of your request. We can deny your request for reasons including but not limited to the following:

¡	We do not wish to increase the death benefits due to the Insured’s health, occupation, avocations, or any factor that we believe has a bearing on the Insured’s risk of death.
¡	We conclude the Insured has an excessive amount of insurance coverage.
¡	We conclude the Owner no longer has an insurable interest in the Insured.

•	You can increase the Principal Sum at any time before the Insured’s Attained Age 75. Increases during the first Policy year are permitted.
•

The minimum increase is $25,000 during the first two years after the Issue Date. The minimum increase after the second year is $100,000 if the Premium Class shown on the Specifications Page of your Policy is preferred non-nicotine use, or $50,000 otherwise.

•

An additional underwriting and sales charge will be imposed each month during the 60 months following each increase in Principal Sum. We assess this charge on the amount of the increase in Principal Sum. See the “Underwriting and Sales Charge” section of this prospectus for an explanation of how this charge is calculated.

•	Increasing the Principal Sum will increase your Policy’s minimum premium.

Decreases

•	You may decrease the Principal Sum, but not below the minimum Principal Sum amount shown on your Policy’s specifications page.
•	You must submit a written request to decrease the Principal Sum. Evidence of insurability is not required.
•	Any decrease will be effective on the Monthly Due Date following our approval of your request.
•	A reduction in Principal Sum will not reduce any underwriting and sales charges or Surrender Charges on the Policy.
•

A decrease in Principal Sum may require that a portion of a Policy’s Surrender Value be distributed as a partial withdrawal in order to maintain federal tax compliance. Decreasing the Principal Sum may also cause your Policy to become a Modified Endowment Contract under federal tax law and receive less favorable tax treatment than other life insurance policies. See “Tax Treatment of Policy Benefits, Modified Endowment Contracts.”

•	Decreasing the Principal Sum will reduce your Policy’s minimum premium.
•

Decreasing the Principal Sum may increase the rates we charge you for the cost of insurance. We currently charge significantly higher rates if the Principal Sum is below $100,000 than if it is at least $100,000.

Payment Options

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the variable account. For a discussion of the settlement options described in your Policy, see the SAI.

Supplemental Benefits (Riders)

Except where otherwise noted, the following supplemental benefits (riders) are available and may be added to a Policy. We assess a charge for each benefit. See the “Fee Table” and “Charges and Deductions” for more information on the charges assessed for each rider. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the variable account.

•	Accelerated Benefit Rider for Terminal Illness (not yet available in all states)
•

Monthly Disability Benefit Rider (effective August 7, 2015, the Monthly Disability Benefit Rider is no longer available and cannot be added to a Policy; Monthly Disability Benefit Riders that are in force as of August 7, 2015 are not affected)

The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax adviser to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.

Surrender and Withdrawals

Surrender

You may make a written request to Surrender your Policy for its Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Surrender Value is the amount we pay when you Surrender your Policy.

The Surrender Value on any Business Day equals:

•	the Contract Value as of such date; minus
•	any Surrender Charge as of such date; minus
•	any outstanding Policy loans; minus
•	any interest you owe on the Policy loans.

Surrender Conditions:	• You must make your Surrender request in writing.
• Your written Surrender request must contain your signature.
• You should send your written request to the Service Center.
• The Insured must be alive and the Policy must be in force when you make your written request. A Surrender is effective as of the date when we receive your written request.
• You will incur a Surrender Charge if you Surrender the Policy during the first five Policy years or within five years after any increase in the Principal Sum. See “Charges and Deductions.”
• Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
• We will pay you the Surrender Value in a lump sum within seven calendar days unless you request other arrangements.

We will price complete Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete Surrender request after the close of regular trading on the NYSE, we will price your Surrender request at the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Policy may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawals

After the first Policy year, you may request a withdrawal of a portion of your Contract Value subject to certain conditions. Partial withdrawals may have tax consequences. See “Federal Tax Considerations.”

Withdrawal Conditions:	• You must make your partial withdrawal request in writing.
• Your written partial withdrawal request must contain your signature.
• You should send your written request to the Service Center.
• You may make only one partial withdrawal each calendar quarter.
• You must request at least $500.
• You cannot withdraw more than 75% of the Surrender Value without Surrendering the Policy.

•      You can specify the Subaccount(s) and Fixed Account from which to make the withdrawal, otherwise we will deduct the amount from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account). No portion of the loan account may be withdrawn.

•      We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your partial withdrawal request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

• We will reduce your Contract Value by the amount of the withdrawal you requested plus any processing fee.
• We generally will pay a withdrawal request within seven calendar days after the Business Day when we receive the request.

Processing Fee for Partial Withdrawals. Whenever you take a withdrawal, we deduct a processing fee according to your instructions (or on a pro rata basis if you provide no instructions) from the Contract Value equal to the lesser of $25 or 2% of the amount withdrawn.

If the level death benefit (Option B) is in effect at the time of a withdrawal, we will reduce the Principal Sum by the amount of the withdrawal (but not by the processing fee). See “Changing the Principal Sum – Decreases.” We will not allow any withdrawal to reduce the Principal Sum below the minimum Principal Sum set forth in the Policy.

Income taxes, tax penalties and certain restrictions may apply to any withdrawals you make.

When We Will Make Payments

We usually pay the amounts of any Surrender, withdrawal, Death Benefit Proceeds, loans, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a Surrender, withdrawals, Death Benefit Proceeds, or payments under a settlement option until such check or draft has been honored.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, a Surrender, loans, or death benefits. We may also be required to provide additional information about you, the Insured, your Beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

We have the right to defer payment of any Surrender, withdrawal, Death Benefit Proceeds, loans or settlement options from the Fixed Account for up to six months from the date we receive your written request.

Transfers

You may make transfers from the Subaccounts or from the Fixed Account subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

•	You may make an unlimited number of transfers in a Policy year from the Subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).

•	You may only make one transfer each Policy year from the Fixed Account (unless you choose dollar cost averaging).

•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

•	For Subaccount transfers, you must transfer at least the lesser of $250, or the total value in the Subaccount.

•

For Fixed Account transfers, you may not transfer more than 25% of the value in the Fixed Account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

•

We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice), for the 13th and each additional transfer in a Policy year. Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the Reallocation Date and transfers resulting from loans are not treated as transfers for the purpose of the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.

•

We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate transfer privileges at any time, for any class of Policies, for any reason.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. However, you may not authorize a registered representative or an agent to transact transfers on your behalf. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Telephone Transfers

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable Portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy Owners, for the underlying Portfolios, and for other persons who have material rights under the Policy, such as Insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on Portfolio management by:

¡	impeding a Portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or
¡	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy Owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading in the Policy. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures.

Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive

Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the Subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

•	transfers in excess of $250,000 per Policy, per day; and

•	transfers into or out of the PVC Diversified International Account in excess of $50,000 per Policy, per day.

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transfer;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by the provisions of your Policy. As a result, to the extent the provisions of your Policy limit our actions, some Contract Owners may be able to market time through the Policy, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, or (2) if an underlying Portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Policy Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying

Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain Subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolios and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying Fund or principal underwriter that obligates us to provide the Fund, upon written request, with information about you and your trading activities in the Fund’s Portfolios. In addition, we are obligated to execute instructions from the Funds that may require us to restrict or prohibit your investment in a specific Portfolio if the Fund identifies you as violating the frequent trading policies that the Fund has established for that Portfolio.

If we receive a premium payment from you with instructions to allocate it into a Fund that has directed us to restrict or prohibit your trades into the Fund, then we will request new allocation instructions from you. If you request a transfer into a Fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policy Owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other Owners of underlying Portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Loans

While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See “Federal Tax Considerations.”

Loan Conditions:

•      You may take a loan against the Policy for amounts up to the Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, minus loan interest you would have to pay by the next Policy anniversary date.

•      To secure the loan, we transfer an amount equal to the loan from the variable account and Fixed Account to the loan account, which is a part of our General Account. If your loan application does not specify any allocation instructions, we will transfer the loan from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account).

• Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year, compounded annually. We may credit the loan account with an interest rate different from the Fixed Account.

•      We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See “Surrender and Withdrawals - When We Will Make Payments.”

•      We charge you interest on your loan. The loan interest rate is 2.75% per year, compounded annually. This rate is guaranteed. Interest accrues daily and is due and payable at the end of each Policy year, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

•      You may repay all or part of your outstanding loans at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as “loan repayments” or they will be credited as premiums.

• Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or variable account according to your current premium allocation instructions.
• We deduct any unpaid Loan Amount and any interest you owe, from the Surrender Value and from the Death Benefit Proceeds payable on the Insured’s death.

•      If any unpaid Loan Amount, plus any interest you would owe if you Surrendered the Policy, equals or exceeds the Contract Value, causing the Surrender Value to become zero, then your Policy will enter a 61-day grace period. See “Policy Lapse.”

Effects of Policy Loans

Risk of Policy Lapse. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to Lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value, and the death benefit. We deduct any Loan Amounts (including any interest you owe) from the proceeds payable upon the death of the Insured and from the Surrender Value. Repaying the loan causes the Death Benefit Proceeds and Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period your Policy will Lapse.

Risk of Investment Performance. As long as a loan is outstanding, we hold an amount equal to the Loan Amount in the loan account. The amount in the loan account is not affected by the variable account’s investment performance and may not be credited with the same interest rates currently accruing on the Fixed Account. Amounts transferred from the variable account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the variable account.

Tax Risks. The tax consequences of a Policy loan are uncertain. A Policy loan may have adverse tax consequences. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or a partial withdrawal at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches age 100. You should consult a tax adviser before taking out a Policy loan.

Policy Lapse and Reinstatement

Lapse

The following circumstances will cause your Policy to enter a 61-day grace period during which you must make a large enough payment to keep your Policy in force:

•	Your Policy’s Surrender Value becomes zero, and total premiums you have paid, minus withdrawals (not including Surrender Charges and processing fees), are less than the Cumulative Minimum Premiums; or
•

The total premiums you have paid, minus withdrawals (not including Surrender Charges and processing fees), are greater than the Cumulative Minimum Premiums, but the Contract Value, minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy, is too low to pay the entire Monthly Deduction when due.

Whenever your Policy enters the grace period, you must make a sufficient payment before the grace period ends. Market performance alone will not be deemed to constitute a sufficient payment. A premium payment is required. If you do not make a sufficient payment by the end of the grace period, then your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be large enough to cause either one of the following conditions:

1.	the Surrender Value must exceed zero, after deducting all due and unpaid Monthly Deductions; or
2.	total premiums paid minus withdrawals (not including Surrender Charges and processing fees) must exceed Cumulative Minimum Premiums, and the Contract Value, minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy, must exceed zero, after deducting all due and unpaid Monthly Deductions.

If your Policy enters into a grace period, we will mail a notice to your last known address or to any assignee of record. We will mail the notice at least 31 days before the end of the grace period. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

Reinstatement

We will consider reinstating a Lapsed Policy within three years after the Policy enters a grace period that ends with a Lapse (and prior to the Maturity Date).

If your Policy has lapsed, you must do the following to reinstate the Policy:

•	complete a reinstatement application;
•	pay the unpaid Monthly Deductions due during the last expired grace period; and
•	pay a Premium sufficient to keep the Policy in force for three months after the date of reinstatement.

You must also provide evidence of insurability if any of the following apply to you:

•	your Policy Lapsed more than a year ago;
•	your Policy is rated;
•	your Policy’s face amount is over $500,000;
•	the Insured has gained or lost a significant amount of weight since your initial application;
•	there has been a significant change in the Insured’s medical condition since your initial application;
•	the Insured is employed in an occupation we consider hazardous; or
•	the Insured participates in activities we consider hazardous.

We will reinstate any indebtedness that existed on your Policy at the date of termination, plus additional loan interest that accrues to the date of reinstatement.

On the reinstatement date, your Contract Value equals:	• premiums paid at reinstatement; times
• the Percent of Premium Factor; minus
• all unpaid Monthly Deductions due during the last expired grace period; minus
• the additional Monthly Deduction due at the time of reinstatement; minus
• any uncollected underwriting and sales charges that would have fallen due between the your Policy termination date and the reinstatement date (even if there is a gap in coverage); plus
• the amount of any loans that existed when the Policy terminated (including loan interest calculated at an annual rate of 2.75% to the date of termination); plus
• loan interest calculated at an annual rate of 2.50% from the termination date to the reinstatement date.

The Surrender Charges will still apply and will be calculated based on the original Issue Date of the Policy and the dates of any increases in the Principal Sum. The reinstatement date for your Policy will be the Monthly Due Date on or following the date we approve your application for reinstatement. In most states, we will apply the suicide and incontestability provisions from the reinstatement date except that the suicide provision will not apply after age 100.

We will not consider your request for reinstatement unless you have paid sufficient premiums and provided the requested evidence of insurability. Until we have received all required premiums and evidence of insurability, we will hold your premiums in our Reinstatement Suspense Account. If your reinstatement premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain lapsed until you send in the required items and we approve your application. After we have held your reinstatement premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement premiums to you and you will be required to re-apply for reinstatement of your Policy.

We may decline a request for reinstatement. We will not reinstate a Policy that has been surrendered for the Surrender Value.

Federal Tax Considerations

The following summary provides a general description of the Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special Premium Class basis particularly if the full amount of premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.

In some circumstances, Owners of variable life insurance contracts who retain excessive control over the investment of the underlying Portfolio assets of the variable account may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying Portfolio assets of the variable account.

In addition, the Tax Code requires that the investments of the variable account be “adequately diversified” in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the variable account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the Beneficiary’s gross income. Federal, state and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary’s circumstances. You should consult a tax advisor on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Contract Value. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts. Under the Tax Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” (“MEC”) with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years; the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy will have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Upon issuance of your Policy, we will notify you if your Policy is classified as a MEC based on the Initial Premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

Distributions (other than Death Benefits) from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon Surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

•

A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the Beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax advisor about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. If a loan from a Policy is outstanding when the Policy is cancelled or Lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If your Policy has a large amount of indebtedness when it Lapses or is Surrendered, you might owe taxes that are much more than the Surrender Value you receive.

This Policy may be purchased with the intention of accumulating Cash Value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to Lapse. The aim of this strategy is to continue borrowing from the Policy until its Contract Value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Contract Value that could result in the Policy lapsing. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the Lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax advisor before purchasing the Policy about the tax risks inherent in such a strategy.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Other Policy Owner Tax Matters. The tax consequences of continuing the Policy after the Insured reaches age 100 are unclear. The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that: “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under Section 7702, or its status as not a MEC under Section 7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor].

You should consult a tax adviser if you intend to keep the Policy in force after the Insured reaches age 100. It is possible that the Internal Revenue Service might tax you as though you have surrendered the Policy when the Insured reaches age 100, even if you keep the Policy in force. This could potentially result in a very large tax liability for you. The tax liability might be much larger than the Surrender Value of this Policy.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business use of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to the tax attributes of the arrangement.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax advisor should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy unless one of the exceptions under Code Section 264(f)(4) applies. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In Revenue Ruling 2011-9, the IRS held that the status of an Insured as an employee “at the time first covered” for purposes of Section 264(f)(4) does not carry over from a policy given up in a Section 1035 tax-free exchange to a policy received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Split-Dollar Arrangements. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury have issued guidance relating to split-dollar insurance arrangements that significantly affect the tax treatment of such arrangements. This guidance affects all split-dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the

Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured did not retain incidents of Ownership at death or had given up Ownership more than three years before death.

Moreover, under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy Ownership and distributions under federal, state and local law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how Ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

The American Taxpayer Relief Act of 2012 (“ATRA”). ATRA permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000 indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012.

The Health Care and Education Reconciliation Act of 2010 (the “Act”). The Act imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). Proposed Regulations issued by the IRS define “net investment income” for this purpose as including taxable distributions from life insurance policies over allowable deductions; as such term is defined in the Act. Please consult the impact of the Act on you with a competent tax advisor.

Accelerated Benefit Rider for Terminal Illness. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Charges for Our Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

Possible Tax Law Changes. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Additional Information

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into distribution agreements with both Farmers Financial Solutions, LLC (“FFS”), our affiliate, and Principal Funds Distributor, Inc. (“PFD”) for the distribution and sale of the Policies. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS offers the Policies for sale through its sales representatives. PFD no longer offers the Policies for sale through any selling firm. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies. We pay commissions to FFS for sales of the Policies by FFS’ sales representatives. We no longer pay commissions to Chase Investment Services Corp. (referred to herein as “Chase”; formerly known as WM Financial Services, Inc.), a broker-dealer, for previous sales of the Policies by its sales representatives pursuant to a written sales agreement among Chase, PFD (formerly known as WM Funds Distributor, Inc.) and Farmers. This agreement was terminated as of January 15, 2010.

Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS are expected not to exceed 69% of premiums up to a target premium set by Farmers (we may pay additional amounts) and 4.74% of premium in excess of the target premium in the first year. In renewal years two through ten, the most common commission is 6.6% of premium up to the target premium and 4.74% of excess premium. After year 10, the most common commission is 2% of the premium. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.

Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.

FFS’ sales representatives and their managers are also eligible for various cash benefits, such as cash production incentive bonuses based on aggregate sales of our variable insurance policies (including this Policy) and/or other insurance products we issue, as well as certain insurance benefits and financing arrangements. Cash production incentive bonuses may equate to a sizeable percentage of first year premiums up to a target premium set by Farmers.

In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions and bonuses we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.

The prospect of receiving or the actual receipt of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective Owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Policy Owners or the variable account to cover commissions and other incentives and payments described above in connection with the distribution of the Policies. However, we intend to recoup commissions and other sales expenses through the fees and charges we deduct under the Policy and through other corporate revenue.

You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take these payments into account when considering and evaluating any recommendations relating to the Policy.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the variable account, on FFS’ and PFD’s ability to perform under their principal underwriting agreement, or on the Company’s ability to meet its obligations under the Policy.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Variable Life Separate Account A are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements, please call or write to us at the Service Center.

Table of Contents for the SAI

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit

An accounting unit we use to calculate Subaccount values. It measures the net investment results of each of the Subaccounts.

Attained Age

The Insured’s age on the Issue Date plus the number of years completed since the Issue Date.

Beneficiary

The person(s) you select to receive the death benefit from this Policy.

Business Day/Valuation Day

Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in this prospectus, it has the same meaning as the term “valuation day” found in the Policy.

Cash Value

The Contract Value minus the Surrender Charge that would be imposed if you surrendered your Policy.

Company (we, us, our, Farmers, FNWL)

Farmers New World Life Insurance Company

Contract Value

The sum of the values you have in the variable account, the Fixed Account and the loan account.

Cumulative Minimum Premiums

The sum of all monthly-mode minimum premiums due since the Issue Date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the Principal Sum or if certain other changes in the Policy occur.

Death Benefit Proceeds

The amount we will pay to the Beneficiary when we receive proof of the Insured’s death. We will increase the proceeds by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and we will reduce the proceeds by the amount of any outstanding loans (including any interest you owe), and any due and unpaid Monthly Deductions.

Fixed Account

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our General Account and are not part of, or dependent on, the investment performance of the variable account.

Fixed Account Value

The portion of your Contract Value allocated to the Fixed Account.

Fund(s)

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

General Account

The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office

The address of our Home Office is 3003—77th Avenue, S.E., Mercer Island, Washington 98040.

Initial Premium

The amount you must pay before insurance coverage begins under this Policy. The Initial Premium is shown on your Policy’s specification page.

Insured

The person whose life is Insured by this Policy.

Issue Age

The Insured’s age as of the last birthday before the Issue Date.

Issue Date

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the Issue Date. On the Issue Date, we place your Initial Premium (times the Percent of Premium Factor) in the Fixed Account. The first Monthly Deduction occurs on the Issue Date. The entire Contract Value remains allocated to the Fixed Account until the Reallocation Date.

Lapse

When life insurance coverage ends because the Surrender Value is zero and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed Cumulative Minimum Premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding Loan Amount and any interest you would owe if you surrendered the Policy) is too low to pay the entire Monthly Deduction due.

Loan Amount

The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the Loan Amount from the Subaccounts and the Fixed Account and place it in the loan account as collateral for the loans. The loan account is part of our General Account.

Maturity Date

The Policy anniversary when the Insured reaches age 120 and life insurance coverage under this Policy ends. The Maturity Date is shown on the Policy specifications page.

Monthly Deduction

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The Monthly Deduction includes the cost of insurance charge, the monthly administration charge, the monthly underwriting and sales charge, the cost of any riders, and any extra charge for a special Premium Class.

Monthly Due Date

The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the Issue Date. If there is no Business Day that coincides with the Issue Date in the calendar month, the Monthly Due Date is the next Business Day.

NYSE

The New York Stock Exchange

Percent of Premium Factor

The factor (currently 95.75%) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The Percent of Premium Factor is shown on your Policy’s specifications page.

Portfolio

A Subaccount series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate Portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class

A classification that affects the cost of insurance rate and the premium required to insure an individual.

Premiums

All payments you make under the Policy other than loan repayments. When we use the term “premium” in this prospectus, it generally has the same meaning as “net premium” in the Policy, and means a premium multiplied by the Percent of Premium Factor.

Principal Sum

The dollar amount of insurance selected by the Owner. The Principal Sum on the Issue Date is set forth on the Policy’s specifications page. You may increase or decrease the Principal Sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the Principal Sum. The actual Death Benefit Proceeds we pay under the Policy may be more or less than the Principal Sum.

Reallocation Date

The date we reallocate any premium (plus interest) held in the Fixed Account to the Subaccounts and Fixed Account as you directed in your application. The Reallocation Date is the Record Date, plus the number of days in your state’s right to examine period, plus 10 days.

Record Date

The date we record your Policy in our books as an in force policy.

Right-to-Examine Period

The period when you may return the Policy and receive a refund. The length of the Right-to-Examine Period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

Service Center

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Policy. You can call the Service Center office toll-free at 1-877-376-8008.

Subaccount

A division of the variable account that invests exclusively in shares of one Portfolio of a Fund. The investment performance of each Subaccount is linked directly to the investment performance of the Portfolio in which it invests.

Surrender

The termination of the Policy at the option of the Owner.

Surrender Charge

The sum of all remaining monthly underwriting and sales charges that you would pay if the Policy stayed in force for five years from the Issue Date (or date of Principal Sum increase), or until the Maturity Date, if earlier.

Surrender Value

The amount we will pay you if you Surrender the Policy while it is in force. The Surrender Value on the date you Surrender is equal to: the Contract Value, minus any Surrender Charge, and minus any outstanding Loan Amount (and any interest you owe on the loan(s)).

Tax Code

The Internal Revenue Code of 1986, as amended.

Valuation Period

The period of time over which we determine the change in the value of the Subaccounts in order to price Accumulation Units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

Variable Account

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding Portfolio of a designated Fund.

Written Notice

The written notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

you (your, Owner)

The person entitled to exercise all rights as Owner under the Policy.

Appendix A—Guaranteed Maximum Cost of Insurance Rates

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES FOR A MALE
Per $1000 of Risk Insurance Amount
Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate
21	0.15833	35	0.18083	49	0.53833	62	1.67667	75	5.60417	88	16.62750
22	0.15667	36	0.19333	50	0.58333	63	1.84083	76	6.14167	89	17.80750
23	0.15333	37	0.20750	51	0.63583	64	2.02250	77	6.69750	90	19.03583
24	0.15000	38	0.22333	52	0.69417	65	2.21833	78	7.27667	91	20.34250
25	0.14583	39	0.24167	53	0.76083	66	2.42750	79	7.89667	92	21.78583
26	0.14333	40	0.26250	54	0.83417	67	2.64917	80	8.57833	93	23.51083
27	0.14250	41	0.28500	55	0.91333	68	2.88750	81	9.34083	94	25.83083
28	0.14167	42	0.30917	56	0.99750	69	3.15083	82	10.20083	95	29.32167
29	0.14333	43	0.33583	57	1.08667	70	3.44750	83	11.15333	96	35.08250
30	0.14583	44	0.36417	58	1.18167	71	3.78583	84	12.17667	97	45.08333
31	0.15000	45	0.39417	59	1.28500	72	4.17333	85	13.24833	98	62.09583
32	0.15583	46	0.42667	60	1.40000	73	4.61167	86	14.35083	99	83.33333
33	0.16250	47	0.46083	61	1.53000	74	5.09167	87	15.47750	100-119	N/A
34	0.17083	48	0.49750

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES FOR A FEMALE
Per $1000 of Risk Insurance Amount
Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate
21	0.09000	35	0.14167	49	0.39917	62	0.95750	75	3.38000	88	13.78167
22	0.09167	36	0.15167	50	0.42750	63	1.05250	76	3.78750	89	15.12833
23	0.09333	37	0.16333	51	0.45833	64	1.16000	77	4.22333	90	16.57083
24	0.09583	38	0.17750	52	0.49333	65	1.27417	78	4.69333	91	18.14000
25	0.09750	39	0.19333	53	0.53167	66	1.39250	79	5.21417	92	19.89083
26	0.10000	40	0.21083	54	0.57083	67	1.51083	80	5.80583	93	21.95083
27	0.10333	41	0.22917	55	0.61083	68	1.63250	81	6.48583	94	24.60250
28	0.10667	42	0.24833	56	0.65000	69	1.76917	82	7.27083	95	28.41833
29	0.11000	43	0.26667	57	0.68750	70	1.93000	83	8.15833	96	34.49000
30	0.11417	44	0.28667	58	0.72500	71	2.12750	84	9.13500	97	44.77000
31	0.11833	45	0.30667	59	0.76667	72	2.37250	85	10.19083	98	61.99667
32	0.12250	46	0.32667	60	0.81667	73	2.66583	86	11.31833	99	83.33333
33	0.12833	47	0.34917	61	0.87833	74	3.00417	87	12.51500	100-119	N/A
34	0.13417	48	0.37333

If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the special Premium Class rating factor shown on the Policy Specifications page.

The rates shown above are for the base Policy only. Separate maximum charges apply to each rider.

A-1

The Statement of Additional Information (“SAI”) dated May 1, 2015 contains additional information about the Policy and the variable account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the front cover or by calling 1-877-376-8008.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. More information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Farmers Financial Solutions, LLC (“FFS”) and Principal Funds Distributor, Inc. (“PFD”) serve as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and PFD and their registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority, Inc (“FINRA”), describing its Public Disclosure Program.

SEC File No. 333-100287/811-09507

Statement of Additional Information

for the

Farmers Accumulator VUL

Individual Flexible Premium Variable Life Insurance Policy

Issued Through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company

3003 - 77th Avenue, S.E.

Mercer Island, Washington 98040

(206) 232-8400

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers Accumulator VUL, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2015 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Policy.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Policy and the Portfolios.

The date of this Statement of Additional Information is May 1, 2015.

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit

An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

Attained Age

The insured’s age on the issue date plus the number of years completed since the issue date.

Beneficiary

The person(s) you select to receive the death benefit from this Policy.

Business Day/Valuation Day

Each day that the New York Stock Exchange (“NYSE”) is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in this statement of additional information, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Value

The Contract Value minus the surrender charge that would be imposed if you surrendered your Policy.

Company (we, us, our, Farmers, FNWL)

Farmers New World Life Insurance Company

Contract Value

The sum of the values you have in the variable account, the fixed account and the loan account.

Cumulative Minimum Premiums

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

Death Benefit Proceeds

The amount we will pay to the beneficiary when we receive proof of the insured’s death. We will increase the proceeds by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and we will reduce the proceeds by the amount of any outstanding loans (plus any interest you owe), and any due and unpaid monthly deductions.

Fixed Account

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

Fixed Account Value

The portion of your Contract Value allocated to the fixed account.

Fund(s)

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the Funds that are listed on the front page of this prospectus.

General Account

The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office

The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

2

Initial Premium

The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on your Policy’s specification page.

Insured

The person whose life is insured by this Policy.

Issue Age

The insured’s age as of the last birthday before the issue date.

Issue Date

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (times the percent of premium factor) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

Lapse

When life insurance coverage ends because the Surrender Value is zero and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed cumulative minimum premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding loan amount and any interest you would owe if you surrendered the Policy) is too low to pay the entire monthly deduction due.

Loan Amount

The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account.

Maturity Date

The Policy anniversary when the insured reaches age 120 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

Monthly Deduction

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the monthly underwriting and sales charge, the cost of any riders, and any flat extra charge for a special premium class.

Monthly Due Date

The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.

Percent of Premium Factor

The factor (currently 95.75%) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The percent of premium factor is shown on your Policy’s specifications page.

Portfolio

A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate Portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class

A classification that affects the cost of insurance rate and the premium required to insure an individual.

Premiums

All payments you make under the Policy other than loan repayments. When we use the term “premium” in this prospectus, it generally has the same meaning as “net premium” in the Policy, and means a premium multiplied by the percent of premium factor.

Principal Sum

The dollar amount of insurance selected by the Owner. The principal sum on the issue date is set forth on the Policy’s specifications page. You may increase or decrease the principal sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the principal sum. The actual death benefit proceeds we pay under the Policy may be more or less than the principal sum.

Reallocation Date

The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state’s right to examine period, plus 10 days.

Record Date

The date we record your Policy in our books as an in force policy.

Right-to-Examine Period

The period when you may return the Policy and receive a refund. The length of the right-to-examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

3

Service Center

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount

A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

Surrender

The termination of the Policy at the option of the Owner.

Surrender Charge

The sum of all the underwriting and sales charges that remain on the Policy, assuming the Policy stayed in force until the earlier of the maturity date or five years from the issue date (or date of principal sum increase).

Surrender Value

The amount we will pay you if you surrender the Policy while it is in force. The Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, and minus any outstanding loan amount (and any interest you owe on the loan(s)).

Tax Code

The Internal Revenue Code of 1986, as amended.

Valuation Period

The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

4

General Provisions

The Policy

The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

Any change in the Policy or waiver of its provisions must be in writing and signed by one of our officers. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy to:

•	conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•	reflect a change in the variable account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the issue date, or if reinstated, for two years from the date of reinstatement. In the absence of fraud, we will not contest any increase in principal sum after the increase has been in force for two years during the insured’s lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

Suicide Exclusion

If the insured commits suicide before age 100, while sane or insane, within two years of the issue date or the date of reinstatement, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any loans and any interest you owe, and less any partial withdrawal amounts (not including processing fees) previously paid. A new two-year period will apply from the effective date of any reinstatement and to each increase in principal sum starting on the effective date of each increase. During this two-year period, the death benefit proceeds paid that are associated with an increase in principal sum will be limited to the monthly cost of insurance charges for the increase.

Misstatement of Age or Sex

If the insured’s age or sex was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance. If the insured’s age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the insured’s correct age and sex.

Addition, Deletion or Substitution of Investments

        We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

5

Resolving Material Conflicts

The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an Owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of Owners generally, or certain classes of Owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such portfolios, as appropriate.

Additional Information

Changing Death Benefit Options

•	You may either change the principal sum or change the death benefit option (but not both, unless done simultaneously) no more than once per Policy year.

•	You must make your request in writing.

•	We may require evidence of insurability. We can deny your request for reasons including but not limited to the following:

•	We do not wish to increase the death benefits due to the insured’s health, occupation, avocations, or any factor that we believe has a bearing on the insured’s risk of death.

•	We conclude the insured has an excessive amount of insurance coverage.

•	We conclude the Owner no longer has an insurable interest in the insured.

•	The effective date of the change will be the monthly due date on or following the date when we approve your request for a change.

•	We will send you a Policy endorsement with the change to attach to your Policy.

•	Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

From Option A (variable death benefit) to Option B (level death benefit)

•	We do not require evidence of insurability.

•	The principal sum will change. The new Option B principal sum will equal the Option A principal sum plus the Contract Value on the effective date of the change.

•	We will not impose an additional underwriting and sales charge on the portions of any increase in principal sum due to a change in death benefit option.

•	The minimum premium will increase.

•	The change in option affects the determination of the death benefit since Contract Value is no longer added to the principal sum. The death benefit will equal the new principal sum (or, if higher, the Contract Value times the applicable death benefit percentage).

6

From Option B (level death benefit) to Option A (variable death benefit)

•	You must provide satisfactory evidence of insurability.

•	The principal sum will change. The new Option A principal sum will equal the Option B principal sum less the Contract Value immediately before the change, but the new principal sum will not be less than the minimum principal sum shown on your Policy’s specifications page.

•	The minimum premium will decrease.

•	The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new principal sum, and the death benefit will then vary with the Contract Value.

•	Any underwriting and sales charge on the Policy will not be reduced as a result of any decrease in the principal sum.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

Settlement Options. If you surrender the Policy, or if the Policy matures, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on three things:

•	the amount of the surrender or death benefit proceeds on the surrender date, maturity date or insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

•	the specific option(s) you choose. The amount you would receive may depend on your adjusted age and sex.

Option 1 – Interest Accumulation:	• Your proceeds will earn interest at a rate of 2.5% per year compounded annually.

• We may not keep the funds under this option for longer than five years, unless the beneficiary is a minor, in which case we may hold the funds until the beneficiary attains the age of majority.

Option 2 – Interest Income:	• You will receive income of at least $25 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly for each $1,000 of proceeds.

• Unless you direct otherwise, the payee may withdraw the proceeds at any time.

• After the first year, we may defer such withdrawal for up to six months.

Option 3 – Income - Period Certain:	• We will pay installments for a specified period.

• The amount of each installment per $1,000 of proceeds will not be less than the amounts shown in the table in your Policy.

• If the payee dies before the end of the specified period, we will pay the installments to the contingent payee for the remainder of the specified period.

7

Option 4 – Income - Amount Certain:	• We will pay installments of a specified amount until the proceeds together with interest are paid in full.

• We will credit interest at a rate of 2.5% compounded annually.

Option 5 – Income - Life:	• We will pay installments for the payee’s lifetime.

• We will make payments for at least a specified guaranteed period.

• If the payee dies before the end of the guaranteed period, we will continue to pay proceeds to a contingent payee for the remainder of the guaranteed period.

• The amount of each installment will depend on the adjusted age and sex of the payee at the time the first payment is due.

•    We determine the adjusted age by calculating the age at the payee’s nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

First Payment Date	Adjusted Age is Age Minus
2003 to 2010	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

Tax Consequences. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

Dollar Cost Averaging

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more accumulation units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the fixed account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account must be at least $100. If on any transfer date the amount remaining in the fixed account is less than the amount designated to be transferred, the entire balance will be transferred out of the fixed account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

We may modify or revoke the Dollar Cost Averaging program at any time. There is no charge for participating in the Dollar Cost Averaging program. We do not assess transfer fees on dollar cost averaging transfers.

Subaccount Unit Value

The unit value of any subaccount at the end of a Valuation Period is calculated as:

A x B, where:

“A” is the subaccount’s unit value for the end of the immediately preceding Business Day; and

“B” is the net investment factor for the most current Business Day.

8

The net investment factor is an index we use to measure the investment performance of a subaccount from one Valuation Period to the next. Each subaccount has a net investment factor for each Valuation Period that may equal or be greater or less than one. Therefore, the value of a unit (and the value of a subaccount) may increase or decrease. We determine the net investment factor for any subaccount for any Valuation Period by the following formula:

X	– Z
Y

“X” equals:

1.	the net asset value per portfolio share held in the subaccount at the end of the current Business Day; plus

2.	the per share amount of any dividend or capital gain distribution on shares held in the subaccount during the current Business Day; minus

3.	the per share amount of any capital loss distribution on shares held in the subaccount during the current Business Day; minus

4.	the per share amount of any taxes or any amount set aside during the Business Day as a reserve for taxes.

“Y” equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding Business Day.

“Z” equals the mortality and expense risk charge factor. The mortality and expense risk charge is deducted from each subaccount on each Business Day.

Additional Information about Farmers and the Variable Account

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Policy. Farmers is located at 3003—77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Policy and under other variable life insurance policies Farmers issues. Farmers’ general account supports the fixed account under the Policy.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group LTD (formerly known as Zurich Financial Services LTD), a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S. Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws.

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts.

Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 6452 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339. Under the Agreement, McCamish provides, at the Service Center, significant administrative services for the Policy and the Variable Account, including the processing of all premium payments, loans, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Policy and the variable account.

9

Distribution of the Policies

We discontinued offering new Policies in 2008. We will continue to accept premium and to process transactions for existing Policies.

Farmers Financial Solutions, LLC (“FFS”) and Principal Funds Distributor, Inc. (“PFD”; formerly known as WM Funds Distributor, Inc.) serve as the principal underwriters for the Policies. FFS is a Nevada limited liability company and its home office is located at 30801 Agoura Road, Bldg. 1, Agoura Hills, California 91301-2054. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. PFD is located at 711 High Street, Des Moines, Iowa, 50392. FFS and PFD are registered as broker-dealers with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which they operate, and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”). FFS is a member of the Securities Investor Protection Corporation. The Policies were sold through FFS’ sales representatives who are appointed as our insurance agents.

We pay commissions to FFS for previous sales of the Policies by its sales representatives. FFS received sales commissions with respect to the Policies in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2010	$8,650,398	0
2011	$8,838,693	0
2012	$9,341,480	0
2013	$10,014,614	0
2014	$14,243,597	0

*	Includes sales commissions paid to FFS for another variable life insurance policies issued by Farmers.

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm, FFS retained approximately $2,446,962 in commissions in 2014.

We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS. During 2014, we paid FFS’s sales representatives and district managers $2,804,909 in bonus compensation for their sales of our variable life insurance policies, including the Policy.

We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to FFS based on aggregate sales or persistency standards.

PFD no longer offers the Policies for sale through any selling firm. We no longer pay commissions to Chase Investment Services Corp. (“Chase”; formerly known as WM Financial Services, Inc.), a broker-dealer registered with the SEC and a member of FINRA, for previous sales of the Policies by its sales representatives pursuant to a written sales agreement among Chase, PFD (formerly known as WM Funds Distributor, Inc.) and Farmers. This agreement was terminated as of January 15, 2010. Chase representatives received $2,982, $2,440, $4,243, $1,706, $1,700, $1,409, and $649 in trail commissions during 2008, 2009, 2010, 2011, 2012, 2013, and 2014 respectively, for Policies it previously sold.

Reports to Owners

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing at least the following information as of the end of the report period:

•	the current principal sum

10

•	the current death benefit

•	the Contract Value

•	the Surrender Value

11

•	any loans since the last report

•	premiums paid since the last report

•	all deductions since the last report

•	the amount of any outstanding loans

You may request additional copies of reports for a $5 fee. We will maintain all records relating to the variable account and the fixed account

Policy Owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as premium payments, transfers, partial withdrawals, loans and surrenders. Scheduled financial transactions may be confirmed using quarterly statements.

Records

We and our agent, McCamish, maintain all records relating to the variable account and the fixed account.

Legal Matters

All matters of Washington law pertaining to the Policy have been passed upon by Garrett B. Paddor, Vice President, Corporate Secretary, and General Counsel, Farmers New World Life Insurance Company.

Experts

The financial statements of Farmers New World Life Insurance Company as of December 31, 2014 and 2013, and for each of the years ended December 31, 2014, 2013 and 2012 (prepared in conformity with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington as described in Note 2 of the financial statements), and the financial statements of Farmers Variable Life Separate Account A as of December 31, 2014 and for each of the periods ended December 31, 2014 and 2013 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 1420 Fifth Avenue, Suite 2800, Seattle, Washington 98101, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2014 and for each of the years ended December 31, 2014, 2013 and 2012, prepared in accordance with accounting practices prescribed or permitted by the Office of Insurance Commissioner of the State of Washington, which include the Independent Auditor’s Report, are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.

The audited financial statements of Farmers Variable Life Separate Account A as of December 31, 2014 and for the periods ended December 31, 2014 and 2013, as well as the Report of the Independent Registered Public Accounting Firm, are included in the SAI.

12

Index to Financial Statements

Farmers New World Life Insurance Company

Independent Auditor’s Report

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2014 and 2013

Statutory Statements of Operations for the Years Ended December 31, 2014, 2013 and 2012

Statutory Statements of Changes in Capital and Surplus for the Years Ended December 31, 2014, 2013 and 2012

Statutory Statements of Cash Flows for the Years Ended December 31, 2014, 2013 and 2012

Notes to Statutory Financial Statements

Supplemental Schedule of Assets and Liabilities for the Year Ended December 31, 2014

Supplemental Summary Investment Schedule and Investment Risk Interrogatories for the Year Ended December 31, 2014

Farmers Variable Life Separate Account A

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2014

Statement of Operations for the Period Ended December 31, 2014

Statements of Changes in Net Assets for the Periods Ended December 31, 2014 and 2013

Notes to Financial Statements

F-1

Farmers New World Life

Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements

December 31, 2014 and 2013 and

For the Years Ended December 31, 2014, 2013 and 2012

And Supplemental Schedules

As of and for the Year Ended December 31, 2014

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Index

December 31, 2014, 2013 and 2012

Page(s)

Report of Independent Auditors	1–3

Statutory Financial Statements

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	4

Statutory Statements of Operations	5

Statutory Statements of Changes in Capital and Surplus	6

Statutory Statements of Cash Flows	7

Notes to Statutory Financial Statements	8–54

Supplemental Schedules

Supplemental Schedule of Assets and Liabilities	56–59

Supplemental Summary Investment Schedule and Investment Risk Interrogatories	60–64

Independent Auditor’s Report

To the Board of Directors and Management of

Farmers New World Life Insurance Company

We have audited the accompanying statutory financial statements of Farmers New World Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2014 and 2013, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 2014, 2013 and 2012.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for the years ended December 31, 2014, 2013 and 2012.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years ended December 31, 2014, 2013 and 2012, in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories (collectively, the “supplemental schedules”) of the Company as of December 31, 2014 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington

April 24, 2015

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2014 and 2013

(in thousands of dollars)	2014	2013
Admitted Assets
Bonds, at amortized cost (market value of $5,741,938 and $5,921,021)	$5,235,896	$5,623,820
Common stocks (cost of $116,927 and $0)	125,294	—
Mortgage loans on real estate	277,497	82,815
Investment real estate:
Properties held for the production of income, net	71,521	43,196
Properties held for sale, net	2,972	8,168
Contract loans	292,041	293,157
Other invested assets	141	24,333
Receivables for securities	917	211
Securities lending reinvested collateral	24,961	43,074
Cash, cash equivalents and short-term investments	77,142	80,190

Total cash and invested assets	6,108,382	6,198,964
Accrued investment income	65,774	66,398
Deferred and uncollected premiums	98,295	99,581
Other assets	45,205	60,412
Net deferred tax asset	98,729	101,028
Separate accounts	647,338	614,581

Total admitted assets	$7,063,723	$7,140,964

Liabilities
Aggregate reserves for life and annuity policies	$5,211,249	$5,174,160
Aggregate reserves for accident and health policies	3,721	3,272
Contract claims	38,261	46,601
Liability for deposit-type contracts	464,365	465,841
Premiums and annuity considerations received in advance	918	935
General expenses due and accrued	29,739	32,758
Taxes, licenses, and fees due and accrued	4,293	4,589
Current federal income taxes payable	609	58,662
Unearned investment income	380	403
Amounts withheld or retained by company as agent or trustee	332	416
Amounts held for agents’ account	6,156	5,162
Remittances and items not allocated	10,682	8,129
Interest maintenance reserve	26,651	38,007
Asset valuation reserve	49,724	30,930
Reinsurance in unauthorized companies	—	519
Securities lending collateral liability	24,961	43,074
Other liabilities	46,715	46,334
Separate accounts	647,338	614,581

Total liabilities	6,566,094	6,574,373

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized, 6,600,000 shares issued and outstanding December 31, 2014 and 2013, respectively)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Unassigned surplus	487,830	556,792

Total capital and surplus	497,629	566,591

Total liabilities and capital and surplus	$7,063,723	$7,140,964

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2014, 2013 and 2012

(in thousands of dollars)	2014	2013	2012
Revenues
Premiums and annuity considerations	$588,902	$469,259	$609,090
Net investment income	271,800	338,012	297,779
Amortization of interest maintenance reserve	6,722	6,713	3,718
Commissions and expense allowances on reinsurance ceded	148,578	140,174	121,660
Reserve adjustments on reinsurance ceded	—	—	(48,018)
Leschi experience refund	—	—	112,747
Leschi recapture fee	—	97,520	—
Other	8,975	8,039	7,992

Total revenues	1,024,977	1,059,717	1,104,968

Benefits and expenses
Death and other benefits	237,705	263,131	243,476
Surrender benefits and other fund withdrawals	282,337	287,896	244,604
Interest on policy or contract funds	21,319	21,436	22,150
Increase in aggregate reserves	16,845	26,113	34,939
Commissions	89,257	75,003	81,828
General insurance expenses	199,920	174,523	165,588
Taxes, licenses and fees	24,405	24,245	23,354
Increase / (Decrease) in loading on deferred and uncollected premiums	1,113	(2,008)	3,681
Transfers (from) / to separate accounts	(5,282)	(12,734)	140
Aggregate write-ins for deductions	4	7	24

Total benefits and expenses	867,623	857,612	819,784

Net gain from operations before federal income taxes and realized capital gains	157,354	202,105	285,184
Federal income taxes	55,527	126,504	98,179

Net gain from operations before realized capital gains	101,827	75,601	187,005
Net realized capital gains, less capital gains taxes of ($2,287), ($6,088) and ($8,638) and transfers to interest maintenance reserve of ($4,634), $4,700 and $25,389 at December 31, 2014, 2013 and 2012, respectively	15,178	19,931	22,581

Net income	$117,005	$95,532	$209,586

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2014, 2013 and 2012

(in thousands of dollars)	Common Capital Stock	Gross Paid-In and Contributed Surplus	Aggregate Write-ins for Special Purpose Funds	Unassigned Surplus	Total Capital and Surplus
Balances at December 31, 2011	$6,600	$3,199	$42,015	$549,159	$600,973

Net Income	—	—	—	209,586	209,586
Change in net unrealized capital gains	—	—	—	298	298
Change in net deferred taxes	—	—	—	(22,125)	(22,125)
Change in nonadmitted assets	—	—	—	(2,621)	(2,621)
Change in reinsurance in unauthorized companies	—	—	—	5,429	5,429
Change in reserve on account of change in valuation basis	—	—	—	1,697	1,697
Change in asset valuation reserve	—	—	—	(4,632)	(4,632)
Dividends to stockholder	—	—	—	(220,000)	(220,000)
Change due to implementation of SSAP 101 - income tax	—	—	(42,015)	42,015	—
SSAP No. 3 deferred tax adjustment	—	—	—	9,968	9,968

Balances at December 31, 2012	6,600	3,199	—	568,774	578,573

Net Income	—	—	—	95,532	95,532
Change in net unrealized capital gains	—	—	—	44,980	44,980
Change in net deferred taxes	—	—	—	(9,821)	(9,821)
Change in nonadmitted assets	—	—	—	(4,003)	(4,003)
Change in reinsurance in unauthorized companies	—	—	—	(519)	(519)
Change in asset valuation reserve	—	—	—	(2,151)	(2,151)
Dividends to stockholder	—	—	—	(136,000)	(136,000)

Balances at December 31, 2013	6,600	3,199	—	556,792	566,591

Net Income	—	—	—	117,005	117,005
Change in net unrealized capital gains	—	—	—	5,377	5,377
Change in net deferred taxes	—	—	—	(1,351)	(1,351)
Change in nonadmitted assets	—	—	—	(8,798)	(8,798)
Change in reinsurance in unauthorized companies	—	—	—	519	519
Change in asset valuation reserve	—	—	—	(18,794)	(18,794)
Extraordinary dividends to stockholder	—	—	—	(150,000)	(150,000)
SSAP No. 3 waiver of premium reserve adjustment	—	—	—	(13,451)	(13,451)
SSAP No. 3 suspense balances adjustment	—	—	—	531	531

Balances at December 31, 2014	$6,600	$3,199	$—	$487,830	$497,629

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

December 31, 2014, 2013 and 2012

(in thousands of dollars)	2014	2013	2012
Cash from operations
Premiums collected net of reinsurance	$589,104	$472,718	$606,277
Net investment income	277,760	343,043	303,842
Miscellaneous income	157,552	245,733	242,399

Cash provided by operating activities	1,024,416	1,061,494	1,152,518

Benefits and loss related payments	535,914	598,217	555,216
Net transfers (from) / to separate accounts	(4,463)	(12,301)	84
Commissions, expenses paid and write-ins	315,407	224,873	303,762
Federal and foreign income taxes paid	111,294	76,647	65,334

Cash used in operating activities	958,152	887,436	924,396

Net cash from operations	66,264	174,058	228,122

Cash from investments

Proceeds from investments sold, matured or repaid:
Bonds	1,414,824	1,287,153	1,474,151
Common stocks	44,059	45,000	108
Mortgage loans	840	—	13
Real estate	25,279	30,406	—
Other invested assets	169	780	771
Net gains on cash, cash equivalents and short-term investments	—	—	3
Miscellaneous proceeds	23,260	24,095	8,465

Cash provided by investing activities	1,508,431	1,387,434	1,483,511

Cost of investments acquired (long-term only):

Bonds	1,031,583	1,266,179	1,556,307

Common stocks	161,949	—	—

Mortgage loans	195,523	82,815	—
Real estate	20,585	1,474	3,200
Other invested assets	—	24,007	—
Miscellaneous applications	706	204	56,453

Cash paid for investing activities	1,410,346	1,374,679	1,615,960

Net (decrease) / increase in contract loans and premium notes	(1,040)	(642)	(2,434)

Net cash provided by / (used in) investments	99,125	13,397	(130,015)

Cash from financing and miscellaneous sources
Net (withdrawals) / deposits on deposit-type contracts and other insurance liabilities	(1,476)	(2,119)	9,735
Dividends to stockholder	(150,000)	(136,000)	(220,000)
Other cash (applied) / provided	(16,961)	(26,106)	43,276

Net cash used by financing and miscellaneous sources	(168,437)	(164,225)	(166,989)

Net change in cash, cash equivalents and short-term investments	(3,048)	23,230	(68,882)

Cash, cash equivalents and short-term investments
Beginning of year	80,190	56,960	125,842

End of year	$77,142	$80,190	$56,960

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

1.	Nature of Operations

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group (“ZIG”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges”).

The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Washington State Office of Insurance Commissioner (“OIC”). It is also subject to regulation by the states in which it transacts business. The Company owned 100% of the common stock of Leschi Life Assurance Company (“Leschi”), a special purpose financial captive that was domiciled and licensed in the state of South Carolina, which was dissolved in December 2013 with the approval of the South Carolina Department of Insurance (SC DOI).

Nature of Operations

The Company concentrates its sales activities in the individual life insurance and annuity markets. Principal lines of business include traditional term and whole life products as well as universal life and variable universal life products. Additionally, the Company offers flexible and single premium deferred annuities and single premium immediate annuities.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. As of December 31, 2014, this network consisted of approximately 13,227 direct writing agents and approximately 338 district managers, each of whom is an independent contractor. Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers. The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that could result in additional, unanticipated expenses to the Company.

Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

The OIC only recognizes statutory accounting practices prescribed or permitted by the State of Washington for reporting the financial condition and results of operations of an insurance company for the purposes of determining its compliance with the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The Commissioner of Insurance of the OIC has the power to permit other specific practices that may deviate from prescribed practices.

The Company received approval for a permitted practice from the State of Washington Office of Insurance Commissioner to report its indirectly held real estate in its wholly-owned subsidiary real estate holding company, FLREC, LLC, as Schedule A real estate assets rather than as Schedule BA real estate assets beginning with the June 30, 2014 Quarterly Statement. This permitted practice is only for the calendar year 2014. This permitted practice has no impact on the Company’s net income or statutory surplus. Also, the Company’s risk-based capital would not have triggered any regulatory event in the absence of this permitted practice. Beginning in 2015, Statement of Statutory Accounting Principles (SSAP) No. 40 Real Estate Investments is amended to allow single-member single-asset limited liability companies to be reported on Schedule A.

The Company did not use any permitted practices that differed from NAIC statutory accounting practices (SAP) as of December 31, 2013. A reconciliation of the Company’s capital and surplus between NAIC SAP and practices prescribed or permitted by the OIC are shown below as of December 31, 2014 and 2013. The practices prescribed or permitted by the OIC did not have an impact on statutory surplus or net income.

(in thousands of dollars)	Description	State of Domicile	2014	2013
Statutory surplus, state basis		Washington	$497,629	$566,591

State prescribed practices that decrease NAIC SAP		Washington	—	—

Statutory surplus, NAIC SAP		Washington	$497,629	$566,591

The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Statutory accounting practices differ from GAAP in the following respects:

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are reported at fair value or amortized cost based upon management’s intent as to whether bonds are available for sale or will be held until maturity.

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults, and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are nonadmitted and charged directly to unassigned surplus. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience, unless annual cash flow testing reveals the need to hold reserves in excess of the normal statutory reserves. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold, except that for traditional life products, a provision for adverse deviations is used to make the reserves higher than best estimate assumption would require. For interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, such costs are deferred and amortized over the premium paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

Recognition of Revenue and Related Expenses

Under statutory accounting practices, life premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance policies or reinsurance contracts. Deposits received on contracts that do not incorporate policyholder mortality or morbidity risks are recorded directly to liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statement of operations when earned under the terms of the contract. Expenses incurred in connection with acquisition of new insurance business, including acquisition costs such as sales commissions, are expensed as incurred in the statement of operations. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset.

For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Under GAAP, revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances during the year. Expenses related to these products include interest credited to policy account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

Reinsurance

Under statutory accounting practices, reinsurance reserves and reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively. Under GAAP, these reinsurance amounts are reflected as an asset.

Federal Income Taxes

Under statutory accounting practices, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not some portion or all of the deferred tax assets will not be realized. In addition to a valuation allowance, statutory accounting limits deferred tax assets to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders equity consistently with the pre-tax income item to which they relate.

Nonadmitted Assets

Under statutory accounting practices, certain assets, such as electronic data processing equipment and software, furniture and equipment, receivables over 90 days past due and certain deferred tax assets, are considered nonadmitted assets for statutory purposes as they may not be fully realizable at their carrying values in a liquidation scenario and, therefore, these nonadmitted assets and any changes in such assets are charged directly to unassigned surplus. There are no nonadmitted assets for GAAP purposes.

Separate Accounts

Separate accounts assets are carried at fair value. Separate accounts liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Under GAAP these investment amounts and resulting changes in separate account liabilities are shown gross. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company and do not differ from GAAP.

Statements of Cash Flows

The statutory basis statement of cash flows is presented as required under statutory accounting principles and differs in certain respects from the GAAP presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Separate Accounts

The Company issues variable universal life (“VUL”) and is licensed to issue deferred variable annuity contracts although it suspended issuance of variable annuities, effective September 30, 2012. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Life Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

Please see Note 16 for additional information on separate accounts.

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•	Reserves for life insurance are based on the American Experience, 1941, 1958, 1980 or 2001 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 2.25% to 6.00%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC.

•	Reserves for deferred annuities, including variable annuities, are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, or 1994 Guaranteed Minimum Death Benefit mortality tables with interest rates from 3.50% to 6.00%.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.25% to 5.75%.

•	Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A or Annuity 2000 mortality tables with interest rates from 3.00% to 4.50%.

•	Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other life policies, substandard lives are charged an extra premium plus the regular gross premium for the rated issue age. For the Farmers Level Term 2000 plan group and the Farmers Value Term group, the reserve is the standard interpolated terminal reserve at the rated age, plus the regular net unearned premium reserve at the rated age, plus an additional gross unearned premium reserve using the substandard extra premium charge for the premium payment mode. For all other plan groups, mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, a substandard reserve of one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

As of December 31, 2014 and 2013, the Company had approximately $8,963,620,000 and $9,295,881,000, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2014 and 2013 was approximately $847,000 and $1,108,000, respectively.

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. Security transactions are recorded on a trade date basis and private placements are recorded on a funding date basis. Investments are recorded on the following bases:

•	Bonds–at cost, adjusted for amortization of premium or discount. Bonds with NAIC designations of 6 are reported at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a retrospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method except for interest-only mortgage-backed securities, which use the prospective method. The Company uses the retrospective method and has elected to use book value as of January 1, 1994, as the cost for loan-backed securities purchased prior to January 1, 1994, where historical cash flows are not readily available.

•

Common stocks–The Company had sole ownership in a subsidiary, Leschi. It was accounted for under the equity method. As of December 31, 2009, the Company ceased applying the equity method when the carrying value of Leschi was reduced to zero because the Company had not guaranteed any of the obligations of Leschi and was not committed to providing further financial support for Leschi. The Company resumed applying the equity method in October 2013 when Leschi’s

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

reserves were recaptured and its surplus notes were repaid. This caused the $45,000,000 unrealized loss that had been recorded in 2009 to be reversed. In December 2013, the Company redeemed its common stock investment in Leschi. See Note 6 for more information on the Leschi recapture, retro-cession and dissolution.

•	Unaffiliated common stocks- at fair value. In determining the estimated fair value disclosed for these securities, management obtained quotations from independent sources, generally pricing services.

•	Mortgage loans–at the aggregate unpaid balance less allowance for uncollectible amounts. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, estimated, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. The Company had no impaired loans as of December 31, 2014 or December 31, 2013. Interest income on impaired loans is recognized to the extent the borrower is currently paying interest according to their contractual obligation. Any future cash receipts will be identified as either reductions of principal or interest income depending on the facts and circumstances of the individual loan’s investment and the risk profile of the collateral.

•	Real estate, including related improvements–at the depreciated historical cost or market if impaired. Depreciation is provided on a straight-line basis over 30 years, which is the estimated life of the properties. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Accumulated depreciation for real estate as of December 31, 2014 and 2013 is approximately $40,864,000 and $37,710,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to the estimated fair value with the impairment loss being included in realized losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. There were no impairments recognized in 2014, 2013 or 2012. In December 2014, the Company classified one property, San Marino, as held for sale in the amount of $2,972,000 in 2014 and $2,984,000 as of December 2013 as part of the Company’s investment real estate strategy. The expected disposal date of the property held for sale is within 12 months of the date of classification.

•	Contract loans–at unpaid balances, not in excess of policy cash surrender value.

•	Other invested assets–these balances consist of the Company’s investment in joint ventures and hedge funds. The Company’s investment in joint ventures, hedge funds and partnerships are reported based upon the Company’s proportionate share of the underlying equity of the investee with changes in value being recorded as a component of net unrealized gains or losses in surplus. During 2013, the Company invested $24,007,000 in FLREC, LLC, a wholly owned subsidiary, which invests in real estate and was reported on Schedule BA of the annual statement. As mentioned in Note 2 above, the Company has a permitted practice for 2014 to report FLREC, LLC’s indirectly held real estate as Schedule A properties held for the production of income. The Company recognized no impairment losses for the periods ended December 31, 2014 and December 31, 2013 and total impairment loss of $29,000 for its investments in joint ventures, partnerships and limited liability companies for the period ended December 31, 2012. The circumstances leading to impairments were the other-than-temporary declines of the fair value of these investments.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

•	Securities lending reinvested collateral assets-at cost or amortized cost.

•	Short-term investments–at cost or amortized cost.

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on the sale price and carrying value of the specific security. The unrealized gains or losses on common stocks, hedge fund and options are accounted for as direct increases or decreases in statutory unassigned surplus, and have no effect on the statement of operations.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. If the fair value of loan-backed securities declines below its amortized cost basis, the Company determines whether the decline is other-than-temporary. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received.

Investment Income Due and Accrued

Investment income due and accrued with amounts over 90 days past due are nonadmitted. Nonadmitted investment income due and accrued as of December 31, 2014 and 2013 was $132,000 and $342,000, respectively.

Federal Income Taxes

The Company has applied the NAIC Statement of Statutory Accounting Principles (“SSAP”) No. 101, “Income Taxes.” Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are first subjected to a valuation allowance assessment and then are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be reversed within a limited time period and are limited to 15% of adjusted capital and surplus. The reversal and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.

The significant tax jurisdiction for the Company is U.S. federal tax. The tax years 2010 and prior for U.S. federal tax are closed to tax authority examinations. The Company records any potential net interest and penalties in the income tax expense component of the statement of operations. During 2014 and 2013, the Company did not accrue any interest and penalties related to income tax contingencies.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

Leases

The Company has a long-term lease commitment with options to renew at the end of the lease period. Operating lease payments are charged to the income statement in the period in which they are incurred. See Note 14 for additional information on lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, an admitted asset, is calculated using the straight-line basis over 3 years. Gross electronic data processing equipment, depreciation and net admitted assets of EDP for December 31, 2014 and 2013 are as follows:

(in thousands of dollars)	2014	2013	Change
Gross EDP Equipment	$234	$111	$123
Accumulated Depreciation	(134)	(111)	(23)

Net EDP	100	—	100
Non-Admitted EDP	(100)	—	(100)

Net Admitted EDP	$—	$—	$—

Depreciation expense on electronic data processing equipment assets was $23,000, $0, and $0 for the year ended December 31, 2014, 2013 and 2012, respectively, and has been included in general insurance expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various reinsurance companies rated A- or better by A.M. Best. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

Accounting Changes and Corrections of Errors

At December 31, 2014, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors direct to surplus adjustment in the amount of ($13,451,000), net of tax, to record the impact on prior years’ surplus of an increase in its aggregate reserves for life contracts for a waiver of premium benefit that was not being properly reserved for prior to 2014. The impact of the error on prior year financial statements was not material.

At December 31, 2014, the Company also included a SSAP No. 3 Accounting Changes and Corrections of Errors direct to surplus adjustment in the amount of $531,000 to write-off certain prior year-end suspense account balances related to the wrap-up of its subsidiary, Leschi Life Assurance Company, which occurred in December 2013.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

Change in Valuation Basis

There were no changes in reserve valuation bases in 2014 or 2013.

In 2012, the Company changed the reserve calculation method for its Level Term 2000 products to comply with the WSR 12-06-027 amendment to WAC 284-74-340 that became effective in April 2012, the “General Calculation Requirements for Basic Reserves and Premium Deficiency Reserves”. The impact of this change on the Company’s reserves net of reinsurance for periods ending December 31, 2011 and prior was a decrease of $1,697,000 in aggregate reserves for life contracts. The net impact on the Company’s surplus for the period ending December 31, 2011 and prior was an increase of $1,697,000.

Statements of Cash Flows

For purposes of the statement of cash flows the following are included: cash, cash equivalents and short-term investments. Short-term investments consist principally of money market funds with remaining maturities at date of purchase of 12 months or less.

Reclassification

Certain prior year amounts have been reclassified to conform to the current year’s presentation. These reclassifications have no effect on net income or capital and surplus as previously reported.

3.	Investments

The components of investment income by type of investment for the years ended December 31, 2014, 2013 and 2012 are as follows:

(in thousands of dollars)	2014	2013	2012
Bonds	$246,292	$262,699	$279,493
Common stocks (unaffiliated)	1,306	—	—
Common stocks of affiliates	—	57,878	—
Mortgage Loans	5,817	377	1
Investment real estate	9,625	8,648	10,137
Contract loans	22,628	22,414	22,532
Short-term investments	39	26	33
Other	515	293	165

Gross investment income	286,222	352,335	312,361
Less: Investment expenses	(14,422)	(14,323)	(14,582)

Net investment income	$271,800	$338,012	$297,779

Investment expenses included the following fees paid to the Company’s various affiliated investment managers:

In 2014, 2013 and 2012, the Company’s investment expense included fees of approximately $303,000, $235,000 and $212,000, respectively, to its Parent Company, FGI.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

In 2014, 2013 and 2012, the Company’s investment expenses included fees of approximately $93,000, $104,000 and $199,000, respectively, to Zurich Investment Services.

In 2014, 2013 and 2012, the Company’s investment expenses included fees of approximately $2,361,000, $1,586,000 and $1,261,000, respectively, to Zurich Group Investments.

In 2014, 2013 and 2012, the Company’s investment expenses included fees of approximately $189,000, $386,000 and $600,000, respectively, to Zurich Alternative Asset Management.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2014, 2013 and 2012 are as follows:

(in thousands of dollars)	2014	2013	2012
Bonds	$181	$8,816	$37,885
Preferred stocks	—	—	74
Common Stocks (unaffiliated)	(964)	—	—
Short-term investments	4	—	1
Investment real estate	6,970	7,669	—
Aggregate write-ins for capital gains	1,990	1,937	1,885
Other	77	122	(513)

	8,258	18,543	39,332

Transfer losses / (gains) to IMR	4,633	(4,700)	(25,389)
Tax benefit (expense) on net realized gains	2,287	6,088	8,638

Net realized gains	$15,178	$19,931	$22,581

Impairment losses included in realized gains and losses above, for the years ended December 31, 2014, 2013 and 2012 are as follows:

(in thousands of dollars)	2014	2013	2012
Bonds	$(41)	$—	$(2,198)
Common Stocks (unaffiliated)	(290)	—	—
Other	—	—	(29)

	$(331)	$—	$(2,227)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

Unrealized Gains and Losses on Common Stock

(in thousands of dollars)	Gains	Losses	Net
2014
Common stock
Industrial and miscellaneous (unaffiliated)	10,435	$(2,068)	$8,367

Total common stock	$10,435	$(2,068)	$8,367

The Company held no investments in common stock as of and for the year ended December 31, 2013.

Unrealized Gains and Losses on Bonds and Redeemable Preferred Stocks

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds and preferred stocks as of December 31, 2014 and 2013 are as follows:

	2014
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
(in thousands of dollars)	Cost	Gains	Losses	Value
Bonds
U.S. governments	$378,776	$10,187	$(3,725)	$385,238
All other governments	24,721	1,154	(57)	25,818
States, territories and possessions	17,418	3,949	—	21,367
Political subdivisions	40,485	12,010	—	52,495
Special revenues	140,456	38,468	(56)	178,868
Industrial and miscellaneous	3,312,998	388,797	(6,545)	3,695,250
Hybrid securities	9,655	2,771	—	12,426

Total bonds	3,924,509	457,336	(10,383)	4,371,462
Loan-backed securities	1,311,387	62,353	(3,264)	1,370,476

Total fixed maturities	$5,235,896	$519,689	$(13,647)	$5,741,938

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

	2013
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
(in thousands of dollars)	Cost	Gains	Losses	Value
Bonds
U.S. governments	$622,622	$9,454	$(35,207)	$596,869
All other governments	28,085	1,085	(183)	28,987
States, territories and possessions	16,949	1,175	(5)	18,119
Political subdivisions	42,290	5,215	(189)	47,316
Special revenues	141,149	14,659	(694)	155,114
Industrial and miscellaneous	3,229,127	262,546	(29,357)	3,462,316
Hybrid securities	9,655	3,126	—	12,781

Total bonds	4,089,877	297,260	(65,635)	4,321,502
Loan-backed securities	1,533,943	80,533	(14,957)	1,599,519

Total fixed maturities	$5,623,820	$377,793	$(80,592)	$5,921,021

Unrealized Losses on Fixed Maturities and Equity Securities

Estimated fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2014 and 2013 were as follows:

	2014
	Unrealized Losses		Unrealized Losses
	Less Than 12 Months		12 Months or Greater
	Estimated	Unrealized	Estimated	Unrealized
(in thousands of dollars)	Fair Value	Losses	Fair Value	Losses
Fixed maturities
Bonds
U.S. governments	$112,977	$(52)	$173,179	$(3,786)
Industrial and miscellaneous	261,012	(4,124)	90,690	(2,421)

Total bonds	373,989	(4,176)	263,869	(6,207)
Loan-backed securities	88,453	(523)	122,678	(2,740)

Total fixed maturities	$462,442	$(4,699)	$386,547	$(8,947)

Equity securities
Industrial and miscellaneous (affiliated)	$23,438	$(2,068)	$—	$—

Total equity securities	$23,438	$(2,068)	$—	$—

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

	2013
	Unrealized Losses		Unrealized Losses
	Less Than 12 Months		12 Months or Greater
	Estimated	Unrealized	Estimated	Unrealized
(in thousands of dollars)	Fair Value	Losses	Fair Value	Losses
Fixed maturities
Bonds
U.S. governments	$432,895	$(34,605)	$6,682	$(1,673)
Industrial and miscellaneous	708,697	(28,451)	9,180	(906)

Total bonds	1,141,592	(63,056)	15,862	(2,579)
Loan-backed securities	415,799	(14,264)	10,196	(693)

Total fixed maturities	$1,557,391	$(77,320)	$26,058	$(3,272)

Equity securities
Industrial and miscellaneous (affiliated)	$—	$—	$—	—

Total equity securities	$—	$—	$—	$—

As of December 31, 2014, fixed maturities represented 86.8% of the Company’s total unrealized loss amount, which was comprised of 144 securities. The Company holds 1 fixed maturity security that is in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 81 securities, of which 95.2%, or $440,373,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities that have decreased in market values due to changes in interest rates since the date of purchase.

Fixed maturities in an unrealized loss position for 12 months or more as of December 31, 2014 were comprised of 55 securities, with a total fair value of approximately $386,547,000. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses; watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for loan-backed securities, is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

For loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received.

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2014.

Loan-Backed Securities

There were no loan-backed securities impaired during 2014 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

Subprime Mortgage Related Risk Exposure

Generally, direct subprime exposures are identified based upon consideration of the following types of features: interest rate above prime to borrowers that do not qualify for prime rate loans; borrowers with low credit ratings (FICO scores); interest only or negative amortizing loans; unconventionally high initial loan-to-value ratios; unusually low initial payments based on a fixed introductory rate that expires after a short initial period and then adjusts to an unusually high rate based upon a variable index rate plus a margin; borrowers with less than conventional documentation of their income and/or net assets; very high or no limits on how much the payment amount or the interest rate may increase or loans that include substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment.

The Company has no direct exposure through investments in subprime mortgage loans. The following table details the Company’s direct exposure to subprime risk through other investments as of December 31, 2014:

(in thousands of dollars)	Actual Cost	Book/Adjusted Carrying Value (Excluding Interest)	Fair Value	Other-Than- Temporary Impairment Losses Recognized
Residential mortgage-backed securities	$18,198	$18,182	$18,221	$—

Totals	$18,198	$18,182	$18,221	$—

Maturities of Bonds

The amortized cost and estimated fair value of bonds and preferred stocks, by contractual maturity, at December 31, 2014 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:

(in thousands of dollars)	Amortized Cost	Estimated Fair Value
Due to 1 year or less	$196,487	$198,755
Due after 1 year through 5 years	1,003,850	1,065,937
Due after 5 years through 10 years	1,296,067	1,358,318
Due after 10 years	1,428,105	1,748,452

	3,924,509	4,371,462
Loan-backed securities	1,311,387	1,370,476

Total bonds	$5,235,896	$5,741,938

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

Sales of Bonds and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds and common stocks for the years ended December 31, 2014 and 2013 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds
2014
Bonds	$16,689	$(20,253)	$858,618
Common Stocks	2,410	(3,084)	44,059

	$19,099	$(23,337)	$902,677

2013
Bonds	$10,720	$(5,607)	$667,025

	$10,720	$(5,607)	$667,025

Bonds with an amortized cost of approximately $3,886,000 and $3,895,000 were on deposit with regulatory authorities at December 31, 2014 and 2013, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $4,428,000 and $4,340,000 as of December 31, 2014 and 2013, respectively.

On July 11, 2003, the Company acquired a $15,000,000 Mount Rosa/Mount Evans bond at par. On February 13, 2009, the Company acquired a $75,000,000 par value Mount Rosa/Mount Evans bond from Fire Underwriters Association for $85,978,000. On January 17, 2014, approximately 13% of the bond was redeemed, reducing the par values down to $13,026,000 and $65,132,000. Mount Rosa/Mount Evans is not an affiliated company; however, in these special purpose vehicle bonds, ZIC, an affiliated company, provided the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provided the underlying guarantee of principal. The maturity date for these bonds is July 17, 2033. The Coupon rate for these bonds is 6.15% and interest is paid semi-annually. The Company earned approximately $4,810,000 of interest income in 2014 and $5,539,000 per annum of interest income for both 2013 and 2012, respectively. Market values for these two bonds were approximately $18,284,000 and $91,419,000, respectively, as of December 31, 2014. Market values for these two bonds as of December 31, 2013 were approximately $18,444,000 and $92,220,000, respectively.

Commercial Mortgage Loans

As of December 31, 2014, the Company owned sixty-three commercial mortgage loans, comprised of multifamily, hospitality, self-storage, office, industrial, senior living and retail properties, totaling $277,497,000. The Company did not have any impaired loans, any delinquent loan payments, or any interest rate reductions that were made during 2014. As of December 31, 2014, all mortgage loans were current with respect to payment of principal and interest and there were no amounts past due. The maximum and minimum lending rates were 4.73% and 3.00%, respectively. The maximum allowed percentage of any one loan to value (“LTV”) of a security at the origination date of the loan is 75%. There were no taxes, assessments, and amounts advanced included in the mortgage loan investment. A quality rating analysis using the Prudential Mortgage Capital Company (“PMCC”) rating system is performed for all the mortgage loans on an ongoing basis throughout the year. The rating assigned is used for the balance of the fiscal year, unless a major change occurs with the property or the loan noted through ongoing analysis that merits a change of the quality rating assigned. The portfolio by quality and by property type for the years ended

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

December 31, 2014 and 2013 was as follows:

Loan Quality Rating (in thousands of dollars)	2014
	#	Principal	%
“A+”	1	$4,879	1.8%
“A”	6	33,045	11.9%
“A-”	10	72,731	26.2%
“B+”	7	51,031	18.4%
“B”	21	96,593	34.8%
“B-”	18	19,218	6.9%

Totals	63	$277,497	100.0

Weighted Average Quality Rating is B+

Property Type (in thousands of dollars)	2014
	#	Principal	%
Hospitality	1	$9,903	3.6%
Industrial	6	45,244	16.3%
Multifamily	20	90,154	32.5%
Office	7	58,126	20.9%
Retail	11	59,672	21.5%
Self Storage	1	5,180	1.9%
Senior Living	17	9,218	3.3%

Totals	63	$277,497	100.0

Loan Quality Rating (in thousands of dollars)	2013
	#	Principal	%
“A+”	0	$0	0.0
“A”	1	5,970	7.2
“A-”	3	28,100	33.9
“B+”	5	32,040	38.7
“B”	1	10,000	12.1
“B-”	12	6,705	8.1

TOTAL	22	$82,815	100.0

Weighted Average Quality Rating is B+

Property Type (in thousands of dollars)	2013
	#	Principal	%
Multifamily	6	$55,890	67.5
Industrial	1	5,970	7.2
Senior Living	12	6,705	8.1
Retail	3	14,250	17.2

TOTAL	22	$82,815	100.0

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

The Company’s mortgage loan portfolio had no significant concentrations of credit risk whether by individual or group. The statement value of mortgage loans by collateral property type and state of geographic location as of December 31, 2014 and 2013 was as follows:

(in thousands)	December 31, 2014
	Multifamily	Retail	Industrial	Senior Living	Hospitality	Office	Self-Storage	Totals
State
AZ	$6,556	$—	$9,983	$—	$—	$—	$—	$16,539
CA	25,890	44,325	9,042	—	—	11,504	—	90,761
CO	—	9,757	1,591	—	—	—	—	11,348
CT	10,000	—	—	—	—	9,984	—	19,984
DC	—	—	—	—	—	15,000	—	15,000
FL	1,689	4,879	—	—	—	—	—	6,568
ID	—	—	—	1,700	—	—	—	1,700
IL	—	—	610	—	—	—	—	610
LA	995	—	—	—	—	—	—	995
MA	—	—	—	—	—	20,000	—	20,000
MD	—	—	8,739	—	—	—	—	8,739
MT	—	—	—	858	—	—	—	858
NV	—	—	—	1,039	—	—	—	1,039
OH	—	—	8,790	—	—	—	—	8,790
OR	—	—	—	3,369	—	—	—	3,369
TX	45,024	—	6,489	—	9,903	—	5,180	66,596
VA	—	711	—	—	—	—	—	711
WA	—	—	—	2,252	—	1,638	—	3,890

Totals	$90,154	$59,672	$45,244	$9,218	$9,903	$58,126	$5,180	$277,497

(in thousands)	December 31, 2013
	Multifamily	Retail	Industrial	Senior Living	Hospitality	Office	Self-Storage	Totals
State
CA	$25,890	$4,250	$—	$—	$—	$—	$—	$30,140
CO	—	10,000	—	—	—	—	—	10,000
CT	10,000	—	—	—	—	—	—	10,000
ID	—	—	—	1,739	—	—	—	1,739
MT	—	—	—	878	—	—	—	878
NV	—	—	—	1,063	—	—	—	1,063
OR	—	—	—	3,024	—	—	—	3,024
TX	20,000	—	5,970	—	—	—	—	25,970

Totals	$55,890	$14,250	$5,970	$6,705	$—	$—	$—	$82,815

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A smaller LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral type and LTV ratio as of December 31, 2014 and 2013 was as follows:

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

(in thousands)	December 31, 2014
	<51%	51%-70%	71%-90%	>90%	Totals
Hospitality	$—	9,903	$—	$—	$9,903
Multifamily	—	60,619	29,535	—	90,154
Office	—	58,127	—	—	58,127
Retail	4,879	54,793	—	—	59,672
Self-Storage	—	5,180	—	—	5,180
Industrial	—	28,153	17,090	—	45,243
Senior Living	—	9,218	—	—	9,218

Totals	$4,879	$225,993	$46,625	$—	$277,497

(in thousands)	December 31, 2013
	<51%	51%-70%	71%-90%	>90%	Totals
Multifamily	$—	55,890	$—	$—	$55,890
Retail	—	14,250	—	—	14,250
Industrial	—	5,970	—	—	5,970
Senior Living	—	6,705	—	—	6,705

Totals	$—	$82,815	$—	$—	$82,815

See Note 2 for additional information on accounting policy related to mortgage loans.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

4.	Statutory Investment Valuation Reserves

The tables below present changes in the major elements of the AVR and the IMR:

(in thousands of dollars)	AVR	IMR
Balances as of December 31, 2011	$24,148	$18,349

Realized investment gains (losses), net of tax	234	25,389
Amortization of investment gains	—	(3,718)
Unrealized investment gains (losses), net of deferred tax	298	—
Basic contribution	5,117	—
Reserve objective over accumulated balances at 20%	(1,017)	—

Balances as of December 31, 2012	28,780	40,020

Realized investment gains (losses), net of tax	7,353	4,700
Amortization of investment gains	—	(6,713)
Unrealized investment gains (losses), net of deferred tax	(20)	—
Basic contribution	5,072	—
Reserve objective over accumulated balances at 20%	(3,013)	—
Adjustment down to Maximum/up to Zero	(7,242)	—

Balances as of December 31, 2013	30,930	38,007

Realized investment gains (losses), net of tax	10,001	(4,634)
Amortization of investment gains	—	(6,722)
Unrealized investment gains (losses), net of deferred tax	5,377	—
Basic contribution	5,385	—
Reserve objective over accumulated balances at 20%	(1,969)	—

Balances as of December 31, 2014	$49,724	$26,651

The AVR requires reserves for default risk on bonds, common stocks, mortgage loans on real estate and other investments. The IMR is designed to capture the realized gains and losses which result from changes in the overall level of interest rates and amortize such into income over the approximate remaining life of the investments sold. Changes in the AVR have been applied directly to unassigned surplus. Investment gains and losses, net of tax, added to the IMR are amortized to income over the remaining life of the investments sold.

5.	Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The levels of the fair value hierarchy are as follows:

Level 1	Fair value measurements based on observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include money market, exchange traded equity and derivative securities.

Level 2	Fair value measurements based on quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a. Quoted prices for similar assets or liabilities in active markets;

b. Quoted prices for identical or similar assets or liabilities in non-active markets;

c. Inputs other than quoted market prices that are observable;

d. Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3	Fair value measurements based on valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

In 2013, the Company revised its policy for classifying the level of certain US Treasury securities. As a result, certain US Treasury securities that were previously classified as Level 1 as of December 31, 2012 are now classified as Level 2 as of December 31, 2013. There was no revision for 2014.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2014 and 2013 about the Company’s financial assets and liabilities measured at fair value:

	2014
(in thousands of dollars)	Level 1	Level 2	Level 3	Total
Assets at fair value
Common Stocks	$125,294	$—	$—	$125,294
Other joint ventures-unaffiliated	—	—	141	141
Separate account assets	647,338	—	—	647,338

Total assets at fair value	$772,632	$—	$141	$772,773

Liabilities
Separate account liabilities	$—	$647,338	$—	$647,338

Total liabilities at fair value	$—	$647,338	$—	$647,338

	2013
(in thousands of dollars)	Level 1	Level 2	Level 3	Total
Assets at fair value
Other joint ventures-unaffiliated	$—	$—	$326	$326
Separate accounts assets	614,581	—	—	614,581

Total assets at fair value	$614,581	$—	$326	$614,907

Liabilities
Separate account liabilities	$—	$614,581	$—	$614,581

Total liabilities at fair value	$—	$614,581	$—	$614,581

There were no transfers between Levels 1 and 2 for the years ended December 31, 2014 and 2013.

Level 1 Financial Assets

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Separate account assets in Level 1 include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Level 2 Financial Liabilities

Separate Account Liabilities

Fair values and changes in the fair values of separate account liabilities accrue directly to the Company’s obligation to return the separate account assets to the contract holders and are not included in the Company’s revenues and expenses or surplus. Separate account liabilities are considered Level 2 as there is no ready market for these liabilities.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

Level 3 Financial Assets

Other Joint Ventures Unaffiliated

Fair value is provided by the Fund Manager and/or their Fund Administrator and is generally based on quoted market prices. If quoted market prices are not available, fair value is determined based on other relevant factors including, but not limited to, dealer price quotations, price activity for equivalent instruments and valuation pricing models.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following tables summarize the changes in assets classified as Level 3 for the years ended December 31, 2014 and 2013. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

		Gains (Losses)	Gains (Losses)
	Balance at	Included	Included in		Balance at
	January 1,	in	Net		December 31,
(in thousands of dollars)	2014	Surplus	Income	Sales	2014
Other invested assets
Other joint ventures-unaffiliated	$326	$(94)	$77	$(168)	$141

	Balance at	Gains (Losses) Included	Gains (Losses) Included in		Balance at
	January 1,	in	Net		December 31,
(in thousands of dollars)	2013	Surplus	Income	Sales	2013
Other invested assets
Other joint ventures-unaffiliated	$1,016	$(31)	$122	$(781)	$326

Policy on Transfers In and Out of Level 3

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an investment to be transferred in or out of Level 3. There were no transfers in or out of Level 3 in 2014 and 2013.

Fair Values of Financial Instruments and its Level within the Fair Value Hierarchy

The following tables provide information as of December 31, 2014 and 2013 about the fair values of the Company’s financial instruments and their levels within the fair value hierarchy.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

(in thousands)	December 31, 2014
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets at Fair Value
Bonds	$5,741,938	$5,235,896	$—	$5,489,852	$252,086	$—
Common stocks	125,294	125,294	125,294	—	—	—
Mortgage loans on real estate	282,522	277,497	—	—	282,522	—
Contract loans	421,322	292,041	—	—	421,322	—
Cash, cash equivalents and short-term investments	77,142	77,142	77,142	—	—	—
Accrued investment income	65,774	65,774	65,774	—	—	—
Other invested assets-unaffiliated	141	141	—	—	141	—
Receivable for securities	917	917	917	—	—	—
Securities lending - reinvested collateral	24,961	24,961	24,961	—	—	—
Separate accounts	647,338	647,338	647,338	—	—	—

Total assets at fair value	$7,387,349	$6,747,001	$941,426	$5,489,852	$956,071	$—

Liabilities at Fair Value
Deferred annuities	$1,542,730	$1,558,066	$—	$1,542,730	$—	$—
Separate accounts	647,338	647,338	—	647,338	—	—
Securities lending collateral liability	24,961	24,961	24,961	—	—	—

Total liabilities at fair value	$2,215,029	$2,230,365	$24,961	$2,190,068	$—	$—

(in thousands)	December 31, 2013
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets at Fair Value
Bonds	$5,921,021	$5,623,820	$—	$5,623,234	$297,787	$—
Mortgage loans on real estate	82,394	82,815	—	—	82,394	—
Contract loans	396,071	293,157	—	—	396,071	—
Cash, cash equivalents and short-term investments	80,190	80,190	80,190	—	—	—
Accrued investment income	66,398	66,398	66,398	—	—	—
Other invested assets-affiliated	24,007	24,007	—	—	24,007	—
Other invested assets-unaffiliated	326	326	—	—	326	—
Receivable for securities	211	211	211	—	—	—
Securities lending - reinvested collateral	43,074	43,074	43,074	—	—	—
Separate accounts	614,581	614,581	614,581	—	—	—

Total assets at fair value	$7,228,273	$6,828,579	$804,454	$5,623,234	$800,585	$—

Liabilities at Fair Value
Deferred annuities	$1,568,561	$1,585,797	$—	$1,568,561	$—	$—
Separate accounts	614,581	614,581	—	614,581	—	—
Securities lending collateral liability	43,074	43,074	43,074	—	—	—

Total liabilities at fair value	$2,226,216	$2,243,452	$43,074	$2,183,142	$—	$—

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2014 and 2013:

Bonds

The estimated fair values of bonds and preferred stocks are valued using quoted market prices from third party sources, primarily IDC. If quotes from these sources were not available, a broker dealer estimate was used. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

Unaffiliated Common Stocks

The fair values for unaffiliated common stocks are based on quoted market prices from third party sources, primarily IDC.

Mortgage Loans on Real Estate

The estimated fair value of the mortgage loans is determined by discounting the scheduled cash flows using quality ratings, current interest rates and spreads. The quality ratings, which are based on the PMCC proprietary rating system, reflect Prudential’s assessment of the loan’s level of potential risk and are used to set interest rate spreads over Treasury securities with comparable average lives. Spreads are derived from a combination of observable market data, along with competitive loan pricing feedback and other real estate market information.

Contract Loans

The carrying value of contract loans is the unpaid loan balance not in excess of policy cash surrender values. The estimated fair value of contract loans is based upon the present value of the future cash flows discounted at a mid-market swap rate. The excess of fair value over carrying value is due to interest rates on contract loans (some as high as 8%) being much higher than interest rates available in the current persistent low interest rate environment.

Other Invested Assets

The estimated fair value of the joint ventures and partnerships is based on financial information received from the partnership management.

Receivables for Securities

The fair value for receivables for securities are based on quoted market prices from third party sources, primarily IDC.

Cash, Cash Equivalents and Short-Term Investments

The costs of these items are a reasonable estimate of their fair value.

Accrued Investment Income

The cost of accrued investment income approximates fair value unless otherwise noted.

Securities Lending

The costs of these items are a reasonable estimate of their fair value due to the nature of the reinvested assets. The securities lending collateral asset represents the reinvestment of unrestricted cash collateral received from borrowers of the Company’s securities. The securities lending liability represents the obligation to return the cash collateral received to those borrowers.

Separate Accounts

The separate accounts assets are carried at fair value based on the reported net asset value (NAV) per share of the respective portfolios at December 31, 2014 and 2013. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The carrying amounts of the separate accounts liabilities are a reasonable estimate of their fair value.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

Deferred Annuities

The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

6.	Related Parties

The Company is a subsidiary of FGI, an insurance holding company domiciled in the state of Nevada. As the Parent Company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

On January 2, 2007, the Company capitalized Leschi, a wholly owned subsidiary. Leschi was a special purpose financial captive organized and incorporated under the laws of the State of South Carolina. In 2012, under the terms of the Leschi reinsurance agreement, the Company recorded experience refunds totaling $112,747,000 for the year ended December 31, 2012.

On September 30, 2013, the SC DOI granted approval for the Company to recapture the Level Term 2000 (“LT2K”) business ceded to Leschi during the years 2007-2011. A recapture fee of $97,520,000 was remitted by Leschi to FNWL on October 16, 2013 and is included in revenues for the year ended December 31, 2013. The effective termination date was retro-active to October 1, 2013. Concurrent with the recapture of the Leschi LT2K business, FNWL entered into a coinsurance agreement with Zurich Insurance Company (“ZIC”), also effective October 1, 2013, to reinsure the recaptured Leschi LT2K business. FNWL paid an initial ceding premium of $128,608,000 to ZIC, which is included as a reduction to premiums earned for the year ended December 31, 2013. The initial ceding premium was remitted to ZIC on October 17, 2013.

On October 21, 2013, Leschi received SC DOI approval to redeem its outstanding surplus notes in the amount of $300,000,000 that were issued to ZIC. These surplus notes were retired by Leschi on October 30, 2013. Further, on October 28, 2013, Leschi submitted a business plan to the SC DOI requesting approval to dissolve, which was approved. The dissolution of Leschi was completed in December 2013. After the return of FNWL’s initial capital investment in Leschi of $45,000,000, Leschi had $42,101,000 in cash and $15,777,000 in current tax assets remaining that were also distributed to FNWL upon the final dissolution of Leschi.

The recapture of the reinsurance previously ceded to Leschi and the subsequent dissolution of Leschi was treated as a non-taxable subsidiary liquidation under Section 332 of the Internal Revenue Code.

During 2013, the Company established a wholly-owned real estate holding company, FLREC, LLC, to obtain direct investments in real estate via various wholly-owned subsidiaries. The only established wholly-owned subsidiary of FLREC, LLC through December 2013 was SF Industrial 1, LLC. This entity subsequently invested in real estate for a total amount of $24,007,000. As of December 31, 2013, the company’s reported value for FLREC, LLC was $24,007,000. Refer to footnote 2 for more information.

The Company entered into a modified coinsurance agreement (the “Agreement”) on December 1, 2003 with Zurich American Life Insurance Company (“ZALICO”). ZALICO is an Illinois domiciled stock life insurance company and an indirectly wholly owned subsidiary of ZIG. Initially, the Company ceded to ZALICO all existing Nonqualified Individual Flexible Payment Deferred Annuities (“NQ-FPDA”) and Nonqualified Individual Single Premium Deferred Annuities (“NQ-SPDA”) totaling approximately 36% of the Company’s annuity business. In exchange, the Company received an initial commission of

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

approximately $36,500,000. No portion of the assets constituting the consideration is being ceded to ZALICO. Subsequent new issues of NQ-FPDA and NQ-SPDA annuities were ceded to ZALICO. The Company had a management and service agreement with ZALICO to provide services reasonably necessary pursuant to this Agreement. Effective December 1, 2012, the Company recaptured this block of business and paid a recapture fee of $18,154,000 to ZALICO, which was included as a reduction to commissions and expense allowance on reinsurance ceded in the Statement of Operations for the year ended December 31, 2012.

FGI has an agreement with the Company to provide sales and marketing, human resource, information technology, real estate, tax, payroll, investments, purchasing, warehousing, corporate legal, internal audit and other services. Fees charged to the Company by FGI were approximately $38,098,000, $38,443,000 and $39,654,000 for the years ended December 31, 2014, 2013 and 2012, respectively, and are expensed as incurred.

The Exchanges have an agreement with the Company to provide distribution and other services. Fees charged to the Company by the Exchanges were approximately $25,451,000, $18,490,000 and $23,434,000 for the years ended December 31, 2014, 2013 and 2012, respectively, and are expensed as incurred.

MI Administrators, LLC is a wholly owned subsidiary of Farmers Insurance Group Leasing and was formed on September 24, 2008 under the laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington’s business and occupation regulations.

For information on investment fees paid to affiliates or affiliated investments, please refer to Note 3.

For the period ended December 31, 2014 and 2013, the Company reported the following amounts due from or to related parties, excluding reinsurance related balances: (Please refer to Note 8 for reinsurance related balances.)

(in thousands of dollars)	2014	2013
Receivables from related parties
ZALICO	$54	$—
Universal Underwriters Life Insurance Company	96	198

Total receivables from related parties	150	198

Payables to related parties
FGI	(10,077)	(9,350)
Farmers Insurance Exchange	(2,902)	(2,185)
ZALICO	—	(87)
Zurich Investment Services Limited	(24)	—
Farmers Financial Services	(15)	(53)
Farmers Insurance Group Leasing	(9)	(10)

Total payables to related parties	(13,027)	(11,685)

Net payables to related parties	$(12,877)	$(11,487)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

7.	Security Lending Arrangement

The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with collateral equal to at least 102% of the market value of the loaned securities. The cash collateral is unrestricted.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in overnight repurchases in US government and Agency securities. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $211,000, $154,000 and $101,000 in 2014, 2013 and 2012, respectively.

The Company’s securities on loan as of December 31, 2014 consisted of corporate fixed income, mortgage backed securities and U.S. treasury securities that had an estimated fair value of approximately $164,564,000. Comparatively, as of December 31, 2013, securities on loan consisted of corporate fixed income securities, mortgage backed securities and U.S. treasury securities that had an estimated fair value of approximately $218,221,000. The collateral as of December 31, 2014 had an estimated fair value of approximately $168,090,000, which was comprised of cash of $24,961,000 and government securities of $143,129,000.The collateral as of December 31, 2013 had an estimated fair value of approximately $222,877,000, which was comprised of cash of $43,074,000 and government securities of $179,803,000. The non-cash securities received as collateral are restricted and cannot be re-pledged and are, therefore, not reported in the Company’s balance sheet, nor is the related obligation to return the restricted collateral.

The aggregate amount of the reinvested cash collateral is broken down by type of program and maturity date below:

Repurchase agreement: None.

Securities lending:

(in thousands of dollars)	Aggregate Cash Collateral Reinvested
	December 31, 2014		December 31, 2013
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$—	$—	$—	$—
30 Days or Less	24,961	24,961	43,074	43,074
31 to 60 Days	—	—	—	—
61 to 90 Days	—	—	—	—
91 to 120 Days	—	—	—	—
121 to 180 Days	—	—	—	—
181 to 365 Days	—	—	—	—
1 to 2 Years	—	—	—	—
2 to 3 Years	—	—	—	—
Greater Than 3 Years	—	—	—	—

Sub-Total	$24,961	$24,961	$43,074	$43,074
Securities Received	—	—	—	—

Total Collateral Reinvested	$24,961	$24,961	$43,074	$43,074

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

Dollar repurchase agreement: None

8.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life and universal life policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Provisions are established for amounts deemed or estimated to be uncollectible. As of December 31, 2014 and 2013, no amounts have been recorded in relation to uncollectible reinsurance balances. To minimize its exposure to significant losses from reinsurance insolvencies, the Company uses several reinsurers, evaluates the financial condition of its reinsurers and monitors the concentration of credit risk arising from similar characteristics of the reinsurers.

The Company established a liability for reinsurance in unauthorized companies as of December 31, 2014 and 2013, in the amount of approximately $0 and $519,000, respectively, to cover reinsurance recoverables that were not secured by a letter of credit or trust agreement. The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for all policies. The excess risk is reinsured with an affiliated reinsurer, ZIC, and other unaffiliated reinsurers.

The Company entered into a reinsurance agreement (the “Leschi Agreement”) on January 1, 2007 with Leschi, a wholly owned subsidiary. The Leschi Agreement required the Company to cede, and Leschi to assume on an indemnity coinsurance basis, risks under certain term life insurance policies written by the Company. Premiums ceded to Leschi approximated $0, $17,596,000 and $104,212,000 for the years ended December 31, 2014, 2013 and 2012, respectively. Premiums ceded to Leschi in 2013 of $17,596,000 included recapture of deferred and uncollected premiums that totaled $47,597,000. Effective January 1, 2012, no new business was reinsured with Leschi. Effective October 1, 2013, the Company recaptured the Level Term business reinsured with its subsidiary, Leschi. The Company then reinsured the recaptured in-force block with ZIC effective October 1, 2013. Claims ceded to Leschi were approximately $0, $12,297,000 and $28,868,000 for the years ended December 31, 2014, 2013 and 2012, respectively. Claims ceded to Leschi for 2013 totaled $12,297,000 and was net of the impact of the recapture of ceded balances of $14,967,000. Changes in reserves ceded to Leschi were approximately $0, $(291,510,000) and ($41,557,000) for the years ended December 31, 2014, 2013 and 2012, respectively. The change in reserves ceded to Leschi of $(291,510,000) for 2013 represented the total outstanding Leschi reserves as of September 30, 2013 that were recaptured on October 1, 2013.

The Company recorded revenue for a recapture fee received from Leschi in the amount of $97,520,000 for the period ended December 31, 2013. The Company received experience refunds of $0, $0 and $112,747,000 in 2014, 2013 and 2012, respectively.

Annuity considerations ceded to ZALICO prior to the recapture of the modified coinsurance agreement on December 1, 2012 as described in Note 6 were approximately $14,411,000 for the year ended December 31, 2012. Annuity surrender benefits ceded to ZALICO prior to the recapture were approximately $51,928,000 for the year ended December 31, 2012.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

Beginning January 1, 2010, the Company cedes to its affiliate, ZIC, 50% of contractual risk for new issues of its critical illness rider and a portion of business that is ceded through reinsurance pools. Effective January 1, 2012, new business previously ceded with Leschi was ceded with ZIC. Effective October 1, 2013, the Company recaptured the Level Term business reinsured with Leschi and simultaneously reinsured the recaptured in force block with ZIC. Premiums ceded to ZIC approximated $177,929,000, $263,664,000 and $32,348,000 for the years ended December 31, 2014, 2013, and 2012, respectively. Premiums ceded to ZIC in 2013 of $263,664,000 included an initial ceding premium of $128,608,000 related to the recapture and retrocession of Leschi business. Claims ceded to ZIC were approximately $48,889,000, $14,657,000 and $2,026,000 for the years ended December 31, 2014, 2013 and 2012, respectively. Changes in reserves ceded to ZIC were approximately $110,275,000, $387,755,000 and $15,107,000 for the years ended December 31, 2014, 2013 and 2012, respectively. The change in reserve ceded to ZIC for 2013 of $387,755,000 included $291,510,000 of reserves that were formerly ceded to Leschi that were recaptured and retro-ceded to ZIC on October 1, 2013.

Premiums assumed from unaffiliated companies approximated $20,424,000, $22,176,000 and $27,383,000 for the years ended December 31, 2014, 2013 and 2012, respectively. Premiums ceded to unaffiliated companies approximated $190,003,000, $194,416,000 and $201,998,000 for the years ended December 31, 2014, 2013 and 2012, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $20,849,000, $23,076,000 and $29,454,000 for the years ended December 31, 2014, 2013 and 2012, respectively. Claims ceded to unaffiliated companies were approximately $129,383,000, $110,321,000 and $109,580,000 for the years ended December 31, 2014, 2013 and 2012, respectively. Changes in reserves assumed from unaffiliated companies were approximately ($63,000), ($27,000) and ($414,000) for the years ended December 31, 2014, 2013 and 2012, respectively. Changes in reserves ceded to unaffiliated companies were approximately $30,010,000, $36,970,000 and $32,562,000 for the years ended December 31, 2014, 2013 and 2012, respectively.

The estimated amounts of aggregate reduction in surplus due to termination of all reinsurance agreements by either party as of December 31, 2014 and 2013, were approximately $28,582,000 and $31,813,000, respectively.

9.	Surplus and Restrictions

Statutory surplus of approximately $497,629,000 and $559,991,000 as of December 31, 2014 and 2013, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2014 and 2013 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the OIC is limited to the greater of: (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. Earned surplus consists of funds derived from any realized net profits, and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2015 and 2014 are $101,827,000 and $75,600,000, respectively. Dividends are determined by the board of directors.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

During 2014, the Company paid dividends of $50,000,000 and $100,000,000 to FGI on June 18, 2014 and December 17, 2014, respectively, after timely notice was provided to the OIC. These distributions were considered extraordinary as they exceeded the rolling twelve month limitations on dividends.

10.	Employees’ Retirement Plans

Prior to January 1, 2009, FGI sponsored a qualified, noncontributory defined benefit pension plan where benefits were based on years of service and the employee’s compensation during the last five years of employment. Effective January 1, 2009 the Company transitioned to a Cash Balance Program. Under the Cash Balance Program, FGI makes regular contributions to the employee’s account. The amount of these contributions is based on a percentage of an employee base pay and will vary depending on an employee’s age and length of service. However, vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008 were “grandfathered” in the previous Pension Program. This approach helped employees closer to retirement to maintain the full value of their anticipated pension benefit.

The FGI funding policy is to make sufficient contributions to the pension plan to fully provide for employees benefits at the time of retirement.

In addition, the Company provides post-retirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants.

The expenses allocated for pension and post-retirement benefit costs were approximately $12,065,000, $15,403,000 and $363,000 for the years 2014, 2013 and 2012, respectively. Pension plan and post-retirement plan assets and liabilities are carried by FGI.

11.	Employees’ Incentive Plans

Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit Sharing Plan. Effective January 1, 2009 the Company transitioned from the two profit sharing plans to a 401K Savings Plan and the Short-Term Incentive Plan (“STIP”) award program.

The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees earned base pay. All employees, including new hires, are vested in the 401K Savings Plan immediately.

The STIP program has two drivers. The award pool funding is determined by the Company meeting its Business Operating Profit (“BOP”) goal. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company’s 401K Savings Plan.

The Company’s share of expenses for the STIP award program for the years ended December 31, 2014, 2013 and 2012 was approximately $6,017,000, $5,946,000 and $4,759,000, respectively. Additionally, the Company’s contributions to the 401K Savings Plan totaled $2,282,000, $2,214,000 and $2,114,000 for the years ended December 31, 2014, 2013, and 2012, respectively.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

12.	Federal Income Taxes

The components of the Company’s net deferred tax asset (“DTA”) / deferred tax liability (“DTL”) as of December 31, 2014 and 2013 are as follows:

	2014
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$218,865	$29,817	$248,682
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	218,865	29,817	248,682
Deferred tax assets nonadmitted	(99,461)	—	(99,461)

Subtotal net admitted deferred tax assets	119,404	29,817	149,221
Deferred tax liabilities	(46,829)	(3,663)	(50,492)

Net admitted deferred tax asset	$72,575	$26,154	$98,729

	2013
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$207,136	$36,531	$243,667
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	207,136	36,531	243,667
Deferred tax assets nonadmitted	(91,123)	(3,041)	(94,164)

Subtotal net admitted deferred tax assets	116,013	33,490	149,503
Deferred tax liabilities	(48,356)	(119)	(48,475)

Net admitted deferred tax asset	$67,657	$33,371	$101,028

	Change
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$11,729	$(6,714)	$5,015
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	11,729	(6,714)	5,015
Deferred tax assets nonadmitted	(8,338)	3,041	(5,297)

Subtotal net admitted deferred tax assets	3,391	(3,673)	(282)
Deferred tax liabilities	1,527	(3,544)	(2,017)

Net admitted deferred tax asset	$4,918	$(7,217)	$(2,299)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

The SSAP No. 101 admission calculation components are as follows:

	2014
(in thousands of dollars)	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$71,290	$—	$71,290
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	—	27,439	27,439
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	27,439	27,439
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	59,835
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	48,114	2,378	50,492

Deferred tax assets admitted as the result of application of SSAP No. 101	$119,404	$29,817	$149,221

Ratio percentage used to determine recovery period and threshold limitation amount			609%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$448,624

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

	2013
(in thousands of dollars)	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$67,657	$—	$67,657
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	—	33,371	33,371
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	33,371	33,371
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	69,835
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	48,356	119	48,475

Deferred tax assets admitted as the result of application of SSAP No. 101	$116,013	$33,490	$149,503

Ratio percentage used to determine recovery period and threshold limitation amount			686%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$496,494

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

	Change
(in thousands of dollars)	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$3,633	$—	$3,633
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	—	(5,932)	(5,932)
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	(5,932)	(5,932)
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	(10,000)
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities	(242)	2,259	2,017

Deferred tax assets admitted as the result of application of SSAP No. 101	$3,391	$(3,673)	$(282)

Ratio percentage used to determine recovery period and threshold limitation amount			(77)%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$(47,870)

The impacts of tax planning strategies on the Company’s DTAs are as follows:

	2014
	Ordinary	Capital
	Percent	Percent
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$218,865	$29,817
Percentage of total adjusted gross DTAs by character admitted because of the tax impact of tax planning strategies attributable to that tax character	0%	100%
Net admitted adjusted gross DTAs	$119,404	$29,817
Percentage of net admitted adjusted gross DTAs by tax character admitted because of tax planning strategies attributable to that tax character	0%	100%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

	2013
	Ordinary	Capital
	Percent	Percent
Determination of adjusted gross deferred tax assets character as a percentage and net admitted deferred tax assets by tax
Adjusted gross DTAs	$207,136	$36,531
Percentage of total adjusted gross DTAs by character admitted because of the tax impact of tax planning strategies attributable to that tax character	0%	100%
Net admitted adjusted gross DTAs	$116,013	$33,490
Percentage of net admitted adjusted gross DTAs by tax character admitted because of tax planning strategies attributable to that tax character	0%	100%

	Change
	Ordinary	Capital
	Percent	Percent
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$11,729	$(6,714)
Percentage of total adjusted gross DTAs by character admitted because of the tax impact of tax planning strategies attributable to that tax character	0%	0%
Net admitted adjusted gross DTAs	$3,391	$(3,673)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of tax planning strategies attributable to that tax character	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company is currently recognizing all deferred tax liabilities.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

Current income taxes incurred for the years ended December 31, 2014, 2013 and 2012 consisted of the following major components:

(in thousands of dollars)	2014	2013	2012
Current income tax
Federal income tax	$55,527	$130,742	$99,729
Federal income tax on net capital gains/(losses)	(2,287)	3,830	12,360
Utilization of capital loss carry-forwards	—	(8,097)	(20,676)
Other	—	(6,059)	(1,872)

Federal income taxes incurred	$53,240	$120,416	$89,541

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2014 and 2013 were as follows:

(in thousands of dollars)	2014	2013	Change
Deferred tax assets
Ordinary
Deferred acquisition costs	$107,386	$103,361	$4,025
Life insurance reserves	88,787	80,241	8,546
Nonadmitted assets	10,299	9,073	1,226
Compensation and benefits accrual	8,397	9,477	(1,080)
Depreciable assets	2,762	3,403	(641)
Other	1,234	1,581	(347)

	218,865	207,136	11,729
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	(99,461)	(91,123)	(8,338)

Admitted ordinary deferred tax assets	119,404	116,013	3,391

Capital
Investments	29,817	36,531	(6,714)

	29,817	36,531	(6,714)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	—	(3,041)	3,041

Admitted capital deferred tax assets	29,817	33,490	(3,673)

Admitted deferred tax assets	149,221	149,503	(282)

Deferred tax liabilities
Ordinary
Deferred and uncollected premium	34,403	34,429	(26)
Market discount on bonds	8,567	8,963	(396)
Other	3,859	4,964	(1,105)

Total ordinary deferred tax liabilities	46,829	48,356	(1,527)

Capital
Investments	—	99	(99)
Unrealized gain on investments	3,663	20	3,643

Total capital deferred tax liabilities	3,663	119	3,544

Total deferred tax liabilities	50,492	48,475	2,017

Net admitted deferred tax assets	$98,729	$101,028	$(2,299)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

The change in net deferred income taxes as of December 31, 2014 and 2013 was composed of the following:

(in thousands of dollars)	2014	2013	Change
Total deferred tax assets	$248,682	$243,667	$5,015
Total deferred tax liabilities	(50,492)	(48,475)	(2,017)

Net deferred tax asset (liability)	$198,190	$195,192	2,998

Tax effect of unrealized gains (losses)			2,895

Tax effect of reserve change in surplus			(7,243)

Change in net deferred income tax (charge) benefit			$(1,350)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 35% to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2014	2013	2012
Provision computed at statutory rate	$57,964	$77,227	$113,580
Amortization of interest maintenance reserve	(2,353)	(2,350)	(1,301)
Separate account dividend received deduction	(350)	(228)	(228)
Nonadmitted assets	(1,226)	(688)	(1,137)
Section 332 subsidiary liquidation	—	56,642	—
Other	555	(366)	752

	$54,590	$130,237	$111,666

Federal income tax incurred-operations	$55,527	$126,504	$98,179
Tax on capital losses	(2,287)	(6,088)	(8,638)
Change in net deferred income tax	1,350	9,821	22,125

Total statutory income taxes	$54,590	$130,237	$111,666

As of December 31, 2014, the Company did not have any operating loss carry-forwards or capital loss carry forwards.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)	Amount
2014	$61,609
2013	120,872
2012	85,390

There were no deposits admitted under IRC §6603.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

The Company’s federal income tax return is consolidated with the following entities, with Farmers Group, Inc. (d.b.a Farmers Underwriters Association) as the parent:

Farmers Group, Inc. (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Prematic Service Corporation California

Prematic Service Corporation Nevada

Farmers Value Added, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

The method of allocation between the companies is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with an immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled annually within 30 days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The Company did not accrue any interest and penalties related to income tax contingencies.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

13.	Contingencies

The Company is subject to guaranty fund and other assessments by the states in which it writes business. Guaranty fund assessments are accrued at the time of insolvencies as they become known to the Company, if they are material. Other assessments are accrued at the time of assessment, or, in the case of loss-based assessments, at the time the losses are incurred. Based upon information provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”), the Company has accrued liabilities for guaranty fund assessments of $2,791,000 and $3,041,000 for years 2014 and 2013, respectively; and related premium tax benefit assets of $2,138,000 and $2,390,000 for years 2014 and 2013, respectively.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

The amounts represent management’s best estimates based on information received from the states in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies.

The Company is periodically subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to vigorously defend its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

14.	Commitments

In 2013 as part of the Company’s investment strategy, it entered into a commitment with Prudential to invest $700,000,000 in private placement securities. The remaining commitment for investment in private placement securities as of December 31, 2014 and 2013 was approximately $4,220,000 and $201,700,000, respectively. The Company also entered into a commitment to invest $300,000,000 in direct commercial mortgages. The remaining commitment for investment in direct commercial mortgages as of December 31, 2014 and 2013 was approximately $22,503,000 and $217,185,000, respectively.

In December 2005, the Company sold real property occupied by the Company for $39,550,000. Under the terms of the agreement, the Company is leasing back the property from the purchaser for a period of 15 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company is accounting for the leaseback as an operating lease.

The gain of approximately $29,250,000 realized in this transaction has been deferred and is being amortized to income in proportion to rent charged over the term of the lease. The Company recognized approximately $1,990,000, $1,937,000 and $1,884,000 of this gain for the year ended December 31, 2014, 2013 and 2012, respectively. The liability for the remaining deferred gain on sale as of December 31, 2014 and 2013 was $13,100,000 and $15,090,000, respectively, and is included in other liabilities on the balance sheet.

The lease contains 4 successive renewal options, each to extend the lease upon expiration for an additional 5 years. For the year ended December 31, 2014, the total minimum rental expense incurred by the Company under this lease was approximately $2,834,000.

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis. Accordingly, the lease will be recognized at the rate of approximately $2,834,000 per year for the original lease period of 15 years.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

As of December 31, 2014, the future minimum rental payments required by leases are as follows:

(in thousands of dollars)
Years Ending December 31,
2015	$2,974
2016	3,056
2017	3,140
2018	3,226
2019	3,315
Thereafter	3,312

Total future minimum payments required*	$19,023

*	Minimum payments have not been reduced by minimum sublease rentals of $29,000 due in the future under non-cancelable subleases.

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

	Years Ending December 31,
(in thousands of dollars)	2014	2013	2012
Minimum rentals	$2,834	$2,834	$2,834
Less: Sublease rentals	(52)	(51)	(49)

	$2,782	$2,783	$2,785

15.	Equity-Indexed Annuities

The Company is licensed to sell an equity-indexed annuity product but is not currently actively marketing this product. At the end of its 7-year term, this product credited interest to the annuitant at a rate based on a specified portion of the change in the value of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), subject to a guaranteed annual minimum return.

To hedge the interest liability generated on the annuities as the index rises, the Company had purchased call options on the S&P 500 Index. The Company considered such call options to be held as an economic hedge.

The S&P 500 call options were reported as derivatives, at fair value as computed using the Black-Scholes model under the “Asian” methodology. Mark-to-market accounting was used to account for call options. Pursuant to SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities, the Company recognized the change between the cost of the S&P 500 call options and its corresponding fair value as a change in net unrealized capital gains or losses in the statement of changes in capital and surplus.

The cash requirement of the S&P 500 call options consisted of the initial premium paid to purchase the index options. Should a liability exist to the annuitant at maturity of the annuity policy, the termination or maturity of the option contracts would generate positive cash flows to the Company. The appropriate amount of cash would then be remitted to the annuity participant based on the respective participant rate. The S&P 500 call options were generally expected to be held for a 7-year term, but could be terminated at any time.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

In 2012, the Company had 585 S&P 500 call option contracts that expired upon reaching their 7-year term. The expired S&P 500 call options were acquired in February through April, July, August, October and November 2005, with contract values of $702,000 and carrying values of $111,000 at the date of expiration. The Company received total proceeds of $0 from the expired options, resulting in realized losses of $111,000 for the year ended December 31, 2012. Gains and losses related to these S&P 500 call options were reported in the net realized capital gains and losses item in the statement of operations. Additionally, the Company sold 1,655 call options contracts with contract value of $2,147,000 acquired in May, June, September of 2005 and December 2005 through July 2007. Total proceeds from the sales were $16,101, and resulted in a total realized loss of $402,000 for the year ended December 31, 2012. Due to the market conditions over the past several years, these call options were far out of the money and were sold due to their ineffective hedge against the equity-indexed annuity products sold by the Company. As of December 31, 2014 and 2013, the Company held no call options.

There are certain risks associated with the S&P 500 call options, primarily with respect to significant movements in the United States stock market and counterparty nonperformance. The Company believed that the counterparties to its S&P 500 call option agreements were financially responsible and that the counterparty risk associated with these transactions was minimal.

16.	Separate Accounts

The Company is licensed to issue VUL and deferred variable annuity contracts. Effective September 30, 2012, the Company stopped issuing new variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Accounts, which are legally segregated from the general assets of the Company. As of December 31, 2014, there were 36 subaccounts available for the VUL products, 47 subaccounts available for variable annuity, 34 subaccounts available for Farmers EssentialLife VUL and 23 subaccounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the subaccounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the subaccounts may not meet their stated objectives. The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

As of December 31, 2014 the separate account assets that are legally insulated from the general account claims are as follows:

(in thousands of dollars)	Legally Insulated Assets
Farmers Variable Annuity	$252,124
Farmers Variable Universal Life	291,428
Farmers LifeAccumulator VUL	24,878
Farmers EssentialLife VUL	78,908

$647,338

Only the Company’s Variable Annuity has separate account products with guarantees backed by the general account. The maximum guarantee for separate account products as of December 31, 2014 is $406,076,000. The fund value is $4,239,000. The maximum guarantee excess is $1,837,000.

The risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows:

(in thousands of dollars) Year	Risk Charges
2014	$357
2013	339
2012	311
2011	320
2010	318

The amounts paid by the general account due to separate account guarantees during the past five years consisted of the following:

(in thousands of dollars) Year	Separate Account Guarantees
2014	$33
2013	138
2012	217
2011	202
2010	379

Premiums, considerations or deposits received for the years ended December 31, 2014, 2013 and 2012, were approximately $85,472,000, $74,343,000 and $77,273,000, respectively.

Reserves for accounts with assets as of December 31, 2014 and 2013, at market value are approximately $618,526,000 and $585,999,000, respectively. The entire reserve amount is subject to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

A reconciliation of net transfers to separate accounts for the years ended December 31, 2014, 2013 and 2012 is as follows:

(in thousands of dollars)	2014	2013	2012
Transfers (from)/to as reported in the statements of operations of the separate accounts	$(5,330)	$(12,838)	$117
Less: Sundry general income/(expense)	48	104	23

Net transfers (from)/to separate accounts	$(5,282)	$(12,734)	$140

17.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2014 and 2013:

	2014		2013
		Net of		Net of
(in thousands of dollars)	Gross	Loading	Gross	Loading
Type
Ordinary new business	$14,875	$2,996	$12,667	$2,250
Ordinary renewal	161,897	95,299	164,325	97,331

	$176,772	$98,295	$176,992	$99,581

18.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2014 and 2013:

(in thousands of dollars)	2014	2013
Subject to discretionary withdrawal
At book value, less current surrender charge of 5% or more	$343,647	$367,829
At market value	250,375	257,121

Total with adjustment or at market value	594,022	624,950
At book value without adjustment (minimal or no charge or adjustment)	1,557,419	1,553,863
Not subject to discretionary withdrawal	593,722	609,234

	$2,745,163	$2,788,047

19.	Reconciliation to Annual Statement

There were no audit adjustments compared to the 2014 annual statement.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

In FNWL’s 2013 annual statement, the Company had reported the receipt of the $42,101,000 in remaining cash from the Leschi dissolution as a capital gain. The non-cash transfer of the $15,777,000 in Leschi current tax assets that also resulted from the dissolution of Leschi was reported by the Company in its annual statement as an aggregate write-in for gains in surplus. Upon review, it was determined that a more appropriate treatment under SSAP No. 97, “Investments in Subsidiary, Controlled, and Affiliated Entities” would have been to recognize both of these distributions as net investment income. Accordingly, both of these amounts have been reclassified in these audited financial statements.

The following is a reconciliation of the differences between the 2013 annual statement and the audited financial statements:

(in thousands of dollars)
Statutory statement of operations	2013
Net investment income
Annual Statement, as originally filed	$280,134
Reclassification to net investment income per SSAP No. 97 for final distribution of Leschi assets	57,878

Audited statutory financial statements as reported herein	$338,012

Net realized gains
Annual Statement, as originally filed	$62,032
Reclassification to net investment income per SSAP No. 97 for final cash distribution from Leschi	(42,101)

Audited statutory financial statements as reported herein	$19,931

(in thousands of dollars)

Statutory statement of changes in capital and suplus	2013
Net income
Annual Statement, as originally filed	$79,755
Reclassification to net investment income per SSAP No. 97 for final non-cash distribution of Leschi current tax assets	15,777

Audited statutory financial statements as reported herein	$95,532

Aggregate write-ins for gains in surplus
Annual Statement, as originally filed	$15,777
Reclassification to net investment income per SSAP No. 97 for final non-cash distribution of Leschi current tax assets	(15,777)

Audited statutory financial statements as reported herein	$—

These reclassifications had no impact on ending surplus as of December 31, 2013.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2014, 2013 and 2012

20.	Subsequent Events

As of the report date, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying financial statements that would have a material effect on the Company’s statutory financial statements.

SUPPLEMENTAL SCHEDULES

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2014

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves:

Investment income earned
U.S. government bonds	$9,328,792
Other bonds (unaffiliated)	236,962,915
Common stocks (unaffiliated)	1,306,127
Mortgage loans	5,816,876
Real estate	9,624,578
Contract loans	22,628,329
Cash, cash equivalents and short-term investments	39,162
Other invested assets	—
Aggregate write-ins for investment income	515,495

Total gross investment income	$286,222,274

Real estate owned - book value less encumbrances	$74,492,491

Mortgage loans - book value
Commercial mortgages	$277,497,195

Total mortgage loans	$277,497,195

Mortgage loans by standing - book value
Good standing	$277,497,195

Other long-term invested assets (Schedule BA) - statement value	$140,663

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2014

Bonds and short-term investments by class and maturity
Bonds by maturity-statement value
Due with 1 year or less	$521,953,532
Over 1 year through 5 years	1,671,444,375
Over 5 years through 10 years	1,686,227,124
Over 10 years through 20 years	797,055,515
Over 20 years	644,651,524

Total by maturity	$5,321,332,070

Bonds by class - statement value
Class 1	$3,988,480,173
Class 2	1,266,163,142
Class 3	54,630,632
Class 4	11,979,768
Class 5	78,355
Class 6	—

Total by class	$5,321,332,070

Total bonds publicly traded	$4,188,459,855

Total bonds privately placed	$1,132,872,215

Common stocks - equity value	$125,294,423

Short-term investments - book value	$85,436,154

Cash on deposit	$(8,293,819)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2014

(in thousands of dollars)
Life insurance in force:
Industrial	$—

Ordinary	$77,171,047

Credit life	$—

Group life	$19,423,904

Amount of additional accidental death benefits in force under ordinary policies	$2,834,249

Life insurance policies with disability provisions in force:
Industrial	$—

Ordinary	$41,043,752

Credit life	$—

Group life	$255

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	$23,227,802

Income payable	$121,054

Ordinary - involving life contingencies
Income payable	$129,572

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2014

Annuities
Ordinary
Immediate-amount of income payable	$53,445,018

Deferred-fully paid-account balance	$439,775,010

Deferred-not fully paid account balance	$1,522,529,696

Accident and health insurance-premiums in force:
Ordinary	$16,429,282

Group	$24

Credit	$—

Deposit funds and dividend accumulations
Deposit funds-account-balance	$125,181,465

Other accidental and health
2014	$1,671,000

2013	$1,886,000

2012	$1,980,000

2011	$4,397,000

2010	$1,712,000

Prior years	$1,074,000

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2014

The following is a summary of certain financial data included in other exhibits and schedules in the Company’s 2014 statutory annual financial statement as filed with state regulatory authorities.

The Company’s gross investment holdings as filed in the 2014 Annual Statement are $6,109,582,324.

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Investment Categories
Bonds
U.S. treasury securities	$378,776,215	6.20%	$378,776,215	6.20%
U.S. government obligations issued by U.S. government-sponsored agencies	9,338,028	0.15%	9,338,028	0.15%
Foreign government (including Canadian, excluding mortgage-backed securities)	36,666,587	0.60%	36,666,587	0.60%
Securities issued by states, territories and possessions and political subdivisions in the U.S.	17,418,336	0.29%	17,418,336	0.29%
Political subdivisions of state, territories and possessions general obligations	40,484,917	0.66%	40,484,917	0.66%
Revenue and assessment obligations
Mortgage-backed securities	131,117,669	2.15%	131,117,669	2.15%
Pass-through securities
Guaranteed by GNMA	18,794,437	0.31%	18,794,437	0.31%
Issued by FNMA, FHLMC & GNMA	221,987,212	3.64%	221,987,212	3.63%
All other	47,364	0.00%	47,364	0.00%
CMOs and REMICs
Issued by FNMA and FHLMC	283,132,962	4.63%	283,132,962	4.64%
Issued by non-U.S. government issuers
All other	873,230,047	14.29%	873,230,045	14.30%
Other debt and other fixed income securities (excludes short-term)
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	2,731,832,269	44.71%	2,731,832,269	44.72%
Unaffiliated foreign securities	493,069,871	8.07%	493,069,871	8.07%
Equity interests
Preferred stocks	—	0.00%	—	0.00%
Unaffiliated	125,294,423	2.05%	125,294,423	2.05%
Mortgage loans
Commercial loans	277,497,195	4.54%	277,497,195	4.54%
Real estate investments
Property held for the production of income	71,520,678	1.17%	71,520,680	1.17%
Property held for sale	2,971,811	0.05%	2,971,811	0.05%
Contract loans	293,148,617	4.80%	292,040,926	4.78%
Receivables for Securities	1,009,458	0.02%	916,957	0.02%
Securities Lending	24,961,230	0.41%	24,961,230	0.41%
Cash, cash equivalents and short-term investments	77,142,335	1.26%	77,142,335	1.26%
Other invested assets	140,663	0.00%	140,663	0.00%

Total invested assets	$6,109,582,324	100.00%	$6,108,382,132	100.00%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2014

The Company’s total admitted assets, excluding separate account assets, as filed in the 2014 Annual Statement were $6,416,385,190.

The Company’s ten largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

Investments	Description of Exposure	Amount	Percentage of Total Admitted Assets
MOUNT ROSA EVANS 2 LLC	Corporate Bonds	$85,805,371	1.3%
Wells Fargo & Co	Corporate Bonds	67,693,049	1.1%
General Electric Co	Corporate Bonds	64,591,305	1.0%
JPMorgan Chase & Co	Corporate Bonds	56,397,012	0.9%
Goldman Sachs Group Inc/The	Corporate Bonds	52,467,596	0.8%
Wal-Mart Stores Inc	Corporate Bonds	36,561,043	0.6%
AT&T Inc	Corporate Bonds	34,003,163	0.5%
Verizon Communications Inc	Corporate Bonds	33,400,826	0.5%
HSBC Holdings PLC	Corporate Bonds	31,745,278	0.5%
ConocoPhillips	Corporate Bonds	31,439,164	0.5%

The amounts and percentages of the Company’s total admitted assets held in bonds and preferred stocks by NAIC rating are as follows:

	Bonds			Preferred Stocks
	Book Value	Percentage		Book Value	Percentage
NAIC - 1	$3,988,480,173	62.16%	P/RP - 1	$—	—
NAIC - 2	1,266,163,142	19.73%	P/RP - 2	—	—
NAIC - 3	54,630,632	0.85%	P/RP - 3	—	—
NAIC - 4	11,979,768	0.19%	P/RP - 4	—	—
NAIC - 5	78,355	0.00%	P/RP - 5	—	—
NAIC - 6	—	0.00%	P/RP - 6	—	—

	$5,321,332,070			$—

The Company holds admitted assets in foreign investments of approximately $378,086,163 or 5.9% of total admitted assets.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2014

The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

	Amount	Percentage of Total Admitted Assets
Countries rated NAIC - 1	$348,085,059	5.4%
Countries rated NAIC - 2	—	0.0%
Countries rated NAIC - 3 or below	30,001,104	0.5%

	$378,086,163	5.9%

The Company’s largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
Countries rated NAIC - 1
Great Britain	$97,809,914	1.5%
Austrailia	52,118,526	0.8%
Countries rated NAIC -2
Ireland	—	0.0%
Countries rated NAIC - 3 or below
Supranational	11,945,139	0.2%
Marshall Islands	9,645,000	0.2%

Questions 7 through 9 are not applicable as the Company does not have unhedged foreign currency exposure.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2014

The Company’s ten largest non-sovereign foreign issues and related amounts and percentages of total admitted assets are listed below:

		Percentage of
NAIC		Total Admitted
Rating Issuer	Amount	Assets

2FE British Telecom PLC	$18,582,759	0.3%
2FE Deutsche Tel Fin	15,658,441	0.2%
1FE Westpac Banking Corp	15,006,445	0.2%
1FE Philips Electronics NV	14,931,100	0.2%
1FE HBOS Treasury Services	13,632,518	0.2%
1FE & 2FE Credit Suisse New York	12,953,465	0.2%
1FE UBS AG Stamford	11,994,823	0.2%
1FE Barclays Bank PLC	11,517,388	0.2%
2FE Kerry Group Fin Services	11,268,235	0.2%
1FE HSBC HLDG PLC	10,285,201	0.2%

The Company holds Canadian investments of approximately $169,412,564 or 2.6% of total admitted assets, which is over the threshold of 2.50%.

Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.

The Company holds admitted assets in equity interests of approximately $125,435,087 or 1.95% of total admitted assets, which is below the threshold of 2.50%.

The Company’s ten largest equity interests held and the percentage of admitted assets held are listed below:

Investments	Amount	Percentage Total Admitted Assets
Apple Computer Inc	5,684,570	0.089%
Exxon Mobile Corporation	3,531,590	0.055%
Wells Fargo Company	2,631,360	0.041%
Intel Corp	2,068,530	0.032%
AT&T Inc	1,904,553	0.030%
Home Depot Inc	1,868,466	0.029%
Oracle Corp	1,834,776	0.029%
Disney (Walt) Co	1,808,448	0.028%
Comcast Corporation CL A	1,786,708	0.028%
Cisco Systems Inc Com	1,757,908	0.027%

The Company holds approximately $277,497,195 or 4.32% of total admitted assets, in mortgage loans, which is above the threshold of 2.50%. Of the total invested, 3.59% was made in loans with an LTV range of 51-70%, with the remaining 0.73% in the 71-90% range.

The Company holds approximately $74,492,491 or 1.16% of total admitted assets, in investment real estate properties, which is below the threshold of 2.50%.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2014

The Company holds the following amounts in securities lending arrangements (not including assets held as collateral for such transactions) as of:

Date	Amount	Percentage of Total Admitted Assets
March 31, 2014 (unaudited)	$289,507,399	Not applicable
June 30, 2014 (unaudited)	301,494,219	Not applicable
September 30, 2014 (unaudited)	245,111,471	Not applicable
December 31, 2014	164,563,609	2.56%

Question 21 is not applicable as the Company does not hold any investments in warrants, options, caps and floors.

Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards or futures contracts.

Farmers Variable Life

Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2014

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Index

Page(s)
Report of Independent Registered Public Accounting Firm	1-2

Financial Statements

Statement of Assets and Liabilities
December 31, 2014	3-9

Statement of Operations
Year Ended December 31, 2014	10-16

Statements of Changes in Net Assets
Years Ended December 31, 2014 and 2013	17-30

Notes to Financial Statements
December 31, 2014	31-57

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

Farmers New World Life Insurance Company and the

Policyholders of Farmers Variable Life Separate Account A

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets, present fairly, in all material respects, the financial position of each of the portfolios constituting the Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company (the “Account”) [comprised of the VP SRI Mid Cap Growth Portfolio of the Calvert Variable Series, Inc.; the Equity 500 Index VIP of the Deutsche Investments VIT Funds – Class B Shares; the Bond, the Core Equity, the Global Small Cap, and the International VIPs of the Deutsche Variable Series I – Class A Shares; the Government & Agency Securities, the High Income, the Large Cap Value, the Money Market, and the Small Mid Cap Growth VIPs of the Deutsche Variable Series II – Class A Shares; the Opportunistic Small Cap and the Quality Bond Portfolios of the Dreyfus Variable Investment Fund – Service Class Shares; the Socially Responsible Growth Fund of the Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares; the VIP Growth, the VIP Index 500, and the VIP Mid Cap Portfolios of Fidelity Variable Insurance Products (“VIP”) Funds–Service Class Shares; the VIP Freedom 2005, the VIP Freedom 2010, the VIP Freedom 2015, the VIP Freedom 2020, the VIP Freedom 2025, the VIP Freedom 2030, and the VIP Freedom Income Portfolios of Fidelity VIP Freedom Funds – Service Class 2 Shares; the VIP FundsManager 20%, the VIP FundsManager 50%, the VIP FundsManager 70%, and the VIP FundsManager 85% Portfolios of Fidelity VIP FundsManager Portfolios – Service Class 2 Shares; the Developing Markets VIP, the Small - Mid Cap Growth VIP, and the Small Cap Value VIP Funds of the Franklin Templeton Variable Insurance Products Trust – Class 2 Shares; the Mid Cap Value, the Strategic Growth and the Small Cap Equity Insights Funds of the Goldman Sachs Variable Insurance Trust – Institutional Class Shares; the Balanced Portfolio (Service Shares), the Enterprise Portfolio (Service Shares), and the Forty Portfolio (Institutional Shares) of the Janus Aspen Series; the VIT Foreign Bond (U.S. Dollar-Hedged) and the VIT Low Duration Portfolios of the PIMCO Variable Insurance Trust – Administrative Class Shares; the Capital Appreciation, the Diversified International, the Equity Income, the LargeCap Blend II, the LargeCap Growth, the MidCap, and the SmallCap Growth II Accounts of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds; the Government & High Quality Bond, the Income, the Money Market, and the Short-Term Income Accounts of the PVC – Class 2 Shares – Fixed Income Funds; the SAM Balanced, the SAM Conservative Balanced, the SAM Conservative Growth, the SAM Flexible Income, and the SAM Strategic Growth Portfolios of the PVC – Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios] at December 31, 2014, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the years ended December 31, 2014 and 2013, in conformity with accounting principles generally accepted in the United States of America.

These financial statements (hereafter referred to as “financial statements”) are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington

April 24, 2015

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2014

	Calvert Variable Series, Inc.	Deutsche Investments VIT Funds – Class B Shares (1)	Deutsche Variable Series I – Class A Shares (1)				Deutsche Variable Series II – Class A Shares (1)
	VP SRI Mid Cap Growth Portfolio	Equity 500 Index VIP	Bond VIP	Core Equity VIP	Global Small Cap VIP (2)	International VIP	Government & Agency Securities VIP	High Income VIP
Assets
Investments, at fair value	$186,697	$2,441,654	$6,647,191	$3,459,826	$10,207,383	$11,470,977	$2,144,081	$5,256,076
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	186,697	2,441,654	6,647,191	3,459,826	10,207,383	11,470,977	2,144,081	5,256,076
Liabilities
Payable to Farmers New World Life Insurance Company	151	1,273	5,201	2,802	7,495	8,817	1,558	3,723

Total liabilities	151	1,273	5,201	2,802	7,495	8,817	1,558	3,723
Net assets	$186,546	$2,440,381	$6,641,990	$3,457,024	$10,199,888	$11,462,160	$2,142,523	$5,252,353

Accumulation units outstanding	9,208	125,263	435,248	212,585	488,879	1,537,825	124,494	262,846

Shares owned in each portfolio	5,628	119,689	1,172,344	271,146	698,657	1,459,412	181,702	796,375

Market value per share	$33.17	$20.40	$5.67	$12.76	$14.61	$7.86	$11.80	$6.60

Cost of investments	$160,703	$1,464,683	$6,759,060	$1,951,594	$8,309,968	$11,203,399	$2,186,046	$5,242,379

Variable Universal Life contracts with expenses of 0.90%
Net assets	$186,546	$—	$6,310,795	$3,457,024	$8,786,846	$10,663,838	$1,815,852	$4,281,786
Accumulation units outstanding	9,208	—	407,095	212,585	394,649	1,450,122	99,525	201,943
Unit value of accumulation units	$20.26	$—	$15.50	$16.26	$22.26	$7.35	$18.25	$21.20
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$1,699,426	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	68,635	—	—	—	—	—	—
Unit value of accumulation units	$—	$24.76	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$740,955	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	56,628	—	—	—	—	—	—
Unit value of accumulation units	$—	$13.08	$—	$—	$—	$—	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$—	$—	$331,195	$—	$1,413,042	$798,322	$326,671	$970,567
Accumulation units outstanding	—	—	28,153	—	94,230	87,703	24,969	60,903
Unit value of accumulation units	$—	$—	$11.76	$—	$15.00	$9.10	$13.08	$15.94

(1)	The DWS Family of Funds was rebranded to Deutsche, effective August 11, 2014.
(2)	The Deutsche Global Small Cap Growth VIP Subaccount changed its name to Deutsche Global Small Cap VIP, effective May 1, 2014.

The accompanying notes are an integral part of these financial statements.

3

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2014

	Deutsche Variable Series II – Class A Shares (1), continued			Dreyfus Variable Investment Fund – Service Class Shares		Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
	Large Cap Value VIP	Money Market VIP	Small Mid Cap Growth VIP	Opportunistic Small Cap Portfolio	Quality Bond Portfolio	Socially Responsible Growth Fund	VIP Growth Portfolio	VIP Index 500 Portfolio
Assets
Investments, at fair value	$30,233,619	$1,631,750	$439,798	$5,284,915	$1,297,775	$508,577	$20,564,027	$20,972,259
Dividends receivable	—	7	—	—	—	—	—	—

Total assets	30,233,619	1,631,757	439,798	5,284,915	1,297,775	508,577	20,564,027	20,972,259
Liabilities
Payable to Farmers New World Life Insurance Company	23,885	1,132	356	3,846	1,050	212	15,281	15,681

Total liabilities	23,885	1,132	356	3,846	1,050	212	15,281	15,681
Net assets	$30,209,734	$1,630,625	$439,442	$5,281,069	$1,296,725	$508,365	$20,548,746	$20,956,578

Accumulation units outstanding	939,785	146,947	60,169	334,820	80,628	29,818	1,284,601	1,130,982

Shares owned in each portfolio	1,739,564	1,631,751	19,272	113,046	107,166	11,158	324,763	101,076

Market value per share	$17.38	$1.00	$22.82	$46.75	$12.11	$45.58	$63.32	$207.49

Cost of investments	$21,695,246	$1,631,751	$185,912	$3,267,509	$1,176,724	$376,304	$10,121,127	$12,861,704

Variable Universal Life contracts with expenses of 0.90%
Net assets	$28,910,439	$1,288,763	$439,442	$4,470,099	$1,296,725	$139,240	$17,546,582	$18,504,684
Accumulation units outstanding	876,414	112,502	60,169	285,529	80,628	9,493	1,116,216	994,316
Unit value of accumulation units	$32.99	$11.46	$7.30	$15.66	$16.08	$14.67	$15.72	$18.61
Life Accumulator contracts with expenses of 0.70%
Net assets	$205,173	$—	$—	$—	$—	$—	$659,562	$—
Accumulation units outstanding	9,820	—	—	—	—	—	31,637	—
Unit value of accumulation units	$20.90	$—	$—	$—	$—	$—	$20.85	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$76,597	$—	$—	$—	$—	$—	$33,111	$—
Accumulation units outstanding	6,052	—	—	—	—	—	2,435	—
Unit value of accumulation units	$12.65	$—	$—	$—	$—	$—	$13.59	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$1,017,525	$341,862	$—	$810,970	$—	$369,125	$2,309,491	$2,451,894
Accumulation units outstanding	47,499	34,445	—	49,291	—	20,325	134,313	136,666
Unit value of accumulation units	$21.42	$9.92	$—	$16.45	$—	$18.16	$17.19	$17.94

(1)	The DWS Family of Funds was rebranded to Deutsche, effective August 11, 2014.

The accompanying notes are an integral part of these financial statements.

4

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2014

	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares, continued	Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Mid Cap Portfolio	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio
Assets
Investments, at fair value	$12,217,422	$31,418	$57,820	$141,923	$455,948	$773,958	$2,744,812	$198,573
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	12,217,422	31,418	57,820	141,923	455,948	773,958	2,744,812	198,573
Liabilities
Payable to Farmers New World Life Insurance Company	8,102	8	15	38	122	208	736	53

Total liabilities	8,102	8	15	38	122	208	736	53
Net assets	$12,209,320	$31,410	$57,805	$141,885	$455,826	$773,750	$2,744,076	$198,520

Accumulation units outstanding	441,336	2,319	3,999	9,767	31,342	50,982	183,748	15,411

Shares owned in each portfolio	326,320	2,720	4,670	11,336	35,902	59,126	211,955	18,069

Market value per share	$37.44	$11.55	$12.38	$12.52	$12.70	$13.09	$12.95	$10.99

Cost of investments	$9,489,756	$27,818	$52,243	$122,060	$388,685	$653,419	$2,291,359	$192,250

Variable Universal Life contracts with expenses of 0.90%
Net assets	$8,899,772	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	249,785	—	—	—	—	—	—	—
Unit value of accumulation units	$35.63	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$3,309,548	$31,410	$57,805	$141,885	$455,826	$773,750	$2,744,076	$198,520
Accumulation units outstanding	191,551	2,319	3,999	9,767	31,342	50,982	183,748	15,411
Unit value of accumulation units	$17.28	$13.55	$14.45	$14.53	$14.54	$15.18	$14.93	$12.88

The accompanying notes are an integral part of these financial statements.

5

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2014

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares				Franklin Templeton Variable Insurance Products Trust – Class 2 Shares			Goldman Sachs Variable Insurance Trust – Institutional Class Shares
	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets VIP Fund (3)	Small – Mid Cap Growth VIP Fund (4)	Small Cap Value VIP Fund (5)	Mid Cap Value Fund
Assets
Investments, at fair value	$223,356	$962,284	$2,508,752	$2,875,984	$4,017,705	$5,176,790	$5,054,571	$8,735,561
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	223,356	962,284	2,508,752	2,875,984	4,017,705	5,176,790	5,054,571	8,735,561
Liabilities
Payable to Farmers New World Life Insurance Company	60	259	675	776	3,241	3,102	3,094	7,016

Total liabilities	60	259	675	776	3,241	3,102	3,094	7,016
Net assets	$223,296	$962,025	$2,508,077	$2,875,208	$4,014,464	$5,173,688	$5,051,477	$8,728,545

Accumulation units outstanding	17,421	67,177	168,355	189,712	214,293	277,233	263,922	257,600

Shares owned in each portfolio	19,439	77,918	202,809	231,747	436,707	219,728	226,459	501,180

Market value per share	$11.49	$12.35	$12.37	$12.41	$9.20	$23.56	$22.32	$17.43

Cost of investments	$213,874	$837,366	$1,987,242	$2,252,424	$3,913,858	$4,309,052	$3,578,216	$6,712,651

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$—	$—	$—	$4,014,464	$3,153,799	$2,753,450	$8,491,134
Accumulation units outstanding	—	—	—	—	214,293	164,914	132,562	244,510
Unit value of accumulation units	$—	$—	$—	$—	$18.73	$19.12	$20.77	$34.73
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$654,183	$156,569
Accumulation units outstanding	—	—	—	—	—	—	30,895	6,927
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$21.17	$22.60
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$—	$177,218	$80,842
Accumulation units outstanding	—	—	—	—	—	—	14,370	6,163
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$12.33	$13.12
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$223,296	$962,025	$2,508,077	$2,875,208	$—	$2,019,889	$1,466,626	$—
Accumulation units outstanding	17,421	67,177	168,355	189,712	—	112,319	86,095	—
Unit value of accumulation units	$12.82	$14.32	$14.90	$15.16	$—	$17.98	$17.03	$—

(3)	The Franklin Templeton Developing Markets Securities Subaccount changed its name to Franklin Templeton Developing Markets VIP, effective May 1, 2014.
(4)	The Franklin Templeton Small - Mid Cap Growth Securities Subaccount changed its name to Franklin Templeton Small - Mid Cap Growth VIP, effective May 1, 2014.
(5)	The Franklin Templeton Small Cap Value Securities Subaccount changed its name to Franklin Templeton Small Cap Value VIP, effective May 1, 2014.

The accompanying notes are an integral part of these financial statements.

6

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2014

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares, continued		Janus Aspen Series			PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	Strategic Growth Fund	Small Cap Equity Insights Fund (6)	Balanced Portfolio (Service Shares)	Enterprise Portfolio (Service Shares)	Forty Portfolio (Institutional Shares)	VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	VIT Low Duration Portfolio	Capital Appreciation Account
Assets
Investments, at fair value	$14,869,679	$3,223,441	$6,221,191	$2,713,537	$23,586,568	$4,457,208	$4,554,629	$3,658,125
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	14,869,679	3,223,441	6,221,191	2,713,537	23,586,568	4,457,208	4,554,629	3,658,125
Liabilities
Payable to Farmers New World Life Insurance Company	12,090	2,489	3,034	2,110	17,451	3,315	3,435	2,260

Total liabilities	12,090	2,489	3,034	2,110	17,451	3,315	3,435	2,260
Net assets	$14,857,589	$3,220,952	$6,218,157	$2,711,427	$23,569,117	$4,453,893	$4,551,194	$3,655,865

Accumulation units outstanding	883,543	145,427	326,213	124,497	1,674,217	220,351	290,180	182,683

Shares owned in each portfolio	920,153	235,804	188,693	45,790	585,711	408,918	430,494	165,451

Market value per share	$16.16	$13.67	$32.97	$59.26	$40.27	$10.90	$10.58	$22.11

Cost of investments	$9,961,893	$2,449,312	$5,384,100	$1,033,250	$16,408,560	$4,123,295	$4,390,914	$3,367,296

Variable Universal Life contracts with expenses of 0.90%
Net assets	$14,857,589	$2,674,871	$2,678,023	$2,267,713	$20,441,921	$3,877,383	$4,090,067	$1,592,235
Accumulation units outstanding	883,543	112,825	121,352	105,299	1,471,307	183,626	252,949	73,377
Unit value of accumulation units	$16.82	$23.71	$22.07	$21.54	$13.89	$21.12	$16.17	$21.70
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$438,061	$—	$371,238	$—	$—	$—	$1,086,437
Accumulation units outstanding	—	24,142	—	13,740	—	—	—	34,534
Unit value of accumulation units	$—	$18.15	$—	$27.02	$—	$—	$—	$31.46
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$108,020	$—	$72,476	$—	$—	$—	$977,193
Accumulation units outstanding	—	8,460	—	5,458	—	—	—	74,772
Unit value of accumulation units	$—	$12.77	$—	$13.28	$—	$—	$—	$13.07
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$—	$—	$3,540,134	$—	$3,127,196	$576,510	$461,127	$—
Accumulation units outstanding	—	—	204,861	—	202,910	36,725	37,231	—
Unit value of accumulation units	$—	$—	$17.28	$—	$15.41	$15.70	$12.39	$—

(6)	The Goldman Sachs Structured Small Cap Equity Subaccount changed its name to Goldman Sachs Small Cap Equity Insights, effective April 30, 2014.

The accompanying notes are an integral part of these financial statements.

7

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2014

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds, continued						Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds
	Diversified International Account	Equity Income Account	LargeCap Blend Account II	LargeCap Growth Account	MidCap Account	SmallCap Growth Account II	Government & High Quality Bond Account	Income Account
Assets
Investments, at fair value	$715,834	$7,695,161	$322,708	$201,324	$9,510,022	$2,083,715	$40,323	$131,559
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	715,834	7,695,161	322,708	201,324	9,510,022	2,083,715	40,323	131,559
Liabilities
Payable to Farmers New World Life Insurance Company	427	5,777	179	118	7,598	1,649	22	69

Total liabilities	427	5,777	179	118	7,598	1,649	22	69
Net assets	$715,407	$7,689,384	$322,529	$201,206	$9,502,424	$2,082,066	$40,301	$131,490

Accumulation units outstanding	36,432	309,996	16,702	9,762	97,763	137,092	3,055	8,963

Shares owned in each portfolio	50,446	335,155	28,969	8,207	157,087	108,753	3,859	12,261

Market value per share	$14.19	$22.96	$11.14	$24.53	$60.54	$19.16	$10.45	$10.73

Cost of investments	$466,350	$4,994,271	$168,096	$82,681	$5,262,656	$998,698	$39,778	$120,214

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$5,893,714	$—	$—	$9,008,915	$1,917,858	$—	$—
Accumulation units outstanding	—	227,197	—	—	83,874	128,273	—	—
Unit value of accumulation units	$—	$25.94	$—	$—	$107.41	$14.95	$—	$—
Life Accumulator contracts with expenses of 0.70%
Net assets	$645,873	$1,326,399	$247,360	$165,565	$348,846	$87,126	$30,085	$93,773
Accumulation units outstanding	30,304	45,919	10,856	7,065	2,987	3,012	2,081	5,445
Unit value of accumulation units	$21.31	$28.88	$22.79	$23.43	$116.78	$28.93	$14.45	$17.22
Life Accumulator contracts with expenses of 0.30%
Net assets	$69,534	$469,271	$75,169	$35,641	$144,663	$77,082	$10,216	$37,717
Accumulation units outstanding	6,128	36,880	5,846	2,697	10,902	5,807	974	3,518
Unit value of accumulation units	$11.35	$12.72	$12.86	$13.22	$13.27	$13.27	$10.49	$10.72
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

8

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2014

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds, continued		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Money Market Account	Short-Term Income Account	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Assets
Investments, at fair value	$15,844	$1,180	$22,078,102	$3,187,884	$50,841,847	$1,549,036	$64,631,060
Dividends receivable	—	—	—	—	—	—	—

Total assets	15,844	1,180	22,078,102	3,187,884	50,841,847	1,549,036	64,631,060
Liabilities
Payable to Farmers New World Life Insurance Company	4	1	12,329	1,593	31,632	922	41,353

Total liabilities	4	1	12,329	1,593	31,632	922	41,353
Net assets	$15,840	$1,179	$22,065,773	$3,186,291	$50,810,215	$1,548,114	$64,589,707

Accumulation units outstanding	1,591	101	1,215,896	191,955	2,552,465	94,502	3,058,165

Shares owned in each portfolio	15,844	457	1,348,693	255,439	2,701,480	118,067	3,107,262

Market value per share	$1.00	$2.58	$16.37	$12.48	$18.82	$13.12	$20.80

Cost of investments	$15,844	$1,102	$20,687,561	$2,979,425	$43,468,796	$1,420,170	$55,349,161

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$—	$11,170,303	$1,177,557	$31,972,349	$702,468	$41,457,457
Accumulation units outstanding	—	—	497,236	58,118	1,342,962	37,197	1,654,673
Unit value of accumulation units	$—	$—	$22.46	$20.26	$23.81	$18.88	$25.05
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$662	$819,383	$292,046	$1,634,118	$301,087	$4,092,208
Accumulation units outstanding	—	51	37,102	14,824	69,080	16,529	162,513
Unit value of accumulation units	$—	$13.02	$22.09	$19.70	$23.66	$18.22	$25.18
Life Accumulator contracts with expenses of 0.30%
Net assets	$15,840	$517	$1,465,998	$174,351	$1,976,311	$181,326	$2,510,168
Accumulation units outstanding	1,591	50	124,223	15,296	162,299	16,250	199,537
Unit value of accumulation units	$9.95	$10.18	$11.80	$11.40	$12.18	$11.16	$12.58
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$—	$—	$8,610,089	$1,542,337	$15,227,437	$363,233	$16,529,874
Accumulation units outstanding	—	—	557,335	103,717	978,124	24,526	1,041,442
Unit value of accumulation units	$—	$—	$15.45	$14.87	$15.57	$14.81	$15.87

The accompanying notes are an integral part of these financial statements.

9

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2014

	Calvert Variable Series, Inc.	Deutsche Investments VIT Funds – Class B Shares (1)	Deutsche Variable Series I – Class A Shares (1)				Deutsche Variable Series II – Class A Shares (1)
	VP SRI Mid Cap Growth Portfolio	Equity 500 Index VIP B	Bond VIP	Core Equity VIP	Global Small Cap VIP (2)	International VIP	Government & Agency Securities VIP	High Income VIP
Investment income
Dividends and capital gain distributions	$35,245	$110,443	$223,071	$35,177	$1,218,217	$207,302	$47,595	$337,719

Total investment income	35,245	110,443	223,071	35,177	1,218,217	207,302	47,595	337,719

Expenses
Mortality and expense risk	1,593	13,780	56,114	29,458	84,320	104,136	17,010	41,264

Total expenses	1,593	13,780	56,114	29,458	84,320	104,136	17,010	41,264

Net investment income (loss)	33,652	96,663	166,957	5,719	1,133,897	103,166	30,585	296,455

Realized gains (losses) on investments
Proceeds from sales	17,479	173,812	328,021	240,153	465,060	453,753	148,335	271,483
Cost of investments sold	(16,617)	(144,189)	(387,222)	(205,711)	(425,229)	(556,619)	(159,386)	(302,262)

Net realized gain (loss) from investment transactions	862	29,623	(59,201)	34,442	39,831	(102,866)	(11,051)	(30,779)

Net unrealized appreciation (depreciation) of investments
Beginning of period	47,811	834,104	(354,739)	1,206,194	3,581,792	1,860,575	(112,247)	250,084
End of period	25,995	976,981	(111,878)	1,508,230	1,897,412	267,574	(41,974)	13,692

Change in net unrealized appreciation (depreciation) of investments	(21,816)	142,877	242,861	302,036	(1,684,380)	(1,593,001)	70,273	(236,392)

Net increase (decrease) in net assets from operations	$12,698	$269,163	$350,617	$342,197	$(510,652)	$(1,592,701)	$89,807	$29,284

(1)	The DWS Family of Funds was rebranded to Deutsche, effective August 11, 2014.
(2)	The Deutsche Global Small Cap Growth VIP Subaccount changed its name to Deutsche Global Small Cap VIP, effective May 1, 2014.

The accompanying notes are an integral part of these financial statements.

10

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2014

	Deutsche Variable Series II – Class A Shares (1), continued			Dreyfus Variable Investment Fund – Service Class Shares		Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
	Large Cap Value VIP	Money Market VIP	Small Mid Cap Growth VIP	Opportunistic Small Cap Portfolio	Quality Bond Portfolio	Socially Responsible Growth Fund	VIP Growth Portfolio	VIP Index 500 Portfolio
Investment income
Dividends and capital gain distributions	$487,841	$157	$—	$—	$23,586	$29,461	$18,799	$330,469

Total investment income	487,841	157	—	—	23,586	29,461	18,799	330,469

Expenses
Mortality and expense risk	254,362	9,540	3,938	40,916	11,413	2,040	163,288	162,043

Total expenses	254,362	9,540	3,938	40,916	11,413	2,040	163,288	162,043

Net investment income (loss)	233,479	(9,383)	(3,938)	(40,916)	12,173	27,421	(144,489)	168,426

Realized gains (losses) on investments
Proceeds from sales	1,687,267	240,850	66,776	310,088	87,872	45,501	1,366,827	1,195,094
Cost of investments sold	(1,556,239)	(240,850)	(51,403)	(269,287)	(86,857)	(36,914)	(1,001,617)	(1,046,901)

Net realized gain (loss) from investment transactions	131,028	—	15,373	40,801	1,015	8,587	365,210	148,193

Net unrealized appreciation (depreciation) of investments
Beginning of period	6,189,101	—	246,248	1,983,319	89,261	117,519	8,759,210	6,107,036
End of period	8,538,374	—	253,884	2,017,406	121,061	132,273	10,442,905	8,110,557

Change in net unrealized appreciation (depreciation) of investments	2,349,273	—	7,636	34,087	31,800	14,754	1,683,695	2,003,521

Net increase (decrease) in net assets from operations	$2,713,780	$(9,383)	$19,071	$33,972	$44,988	$50,762	$1,904,416	$2,320,140

(1)	The DWS Family of Funds was rebranded to Deutsche, effective August 11, 2014.

The accompanying notes are an integral part of these financial statements.

11

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2014

	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares, continued	Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Mid Cap Portfolio	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio
Investment income
Dividends and capital gain distributions	$277,317	$670	$1,537	$4,124	$13,470	$24,464	$82,956	$3,869

Total investment income	277,317	670	1,537	4,124	13,470	24,464	82,956	3,869

Expenses
Mortality and expense risk	84,772	83	147	378	1,204	2,040	7,225	475

Total expenses	84,772	83	147	378	1,204	2,040	7,225	475

Net investment income (loss)	192,545	587	1,390	3,746	12,266	22,424	75,731	3,394

Realized gains (losses) on investments
Proceeds from sales	556,198	1,532	5,486	19,901	24,232	58,048	126,802	18,923
Cost of investments sold	(494,027)	(1,420)	(5,109)	(19,055)	(23,322)	(56,649)	(109,247)	(18,298)

Net realized gain (loss) from investment transactions	62,171	112	377	846	910	1,399	17,555	625

Net unrealized appreciation (depreciation) of investments
Beginning of period	2,364,000	3,319	5,483	19,407	63,774	114,429	442,496	5,520
End of period	2,727,661	3,602	5,577	19,864	67,263	120,540	453,454	6,323

Change in net unrealized appreciation (depreciation) of investments	363,661	283	94	457	3,489	6,111	10,958	803

Net increase (decrease) in net assets from operations	$618,377	$982	$1,861	$5,049	$16,665	$29,934	$104,244	$4,822

The accompanying notes are an integral part of these financial statements.

12

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2014

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares				Franklin Templeton Variable Insurance Products Trust – Class 2 Shares			Goldman Sachs Variable Insurance Trust – Institutional Class Shares
	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets VIP Fund (3)	Small – Mid Cap Growth VIP Fund (4)	Small Cap Value VIP Fund (5)	Mid Cap Value Fund
Investment income
Dividends and capital gain distributions	$4,867	$17,015	$44,371	$53,008	$61,668	$907,976	$381,381	$1,502,991

Total investment income	4,867	17,015	44,371	53,008	61,668	907,976	381,381	1,502,991

Expenses
Mortality and expense risk	573	2,430	6,722	7,609	37,426	32,289	33,436	74,161

Total expenses	573	2,430	6,722	7,609	37,426	32,289	33,436	74,161

Net investment income (loss)	4,294	14,585	37,649	45,399	24,242	875,687	347,945	1,428,830

Realized gains (losses) on investments
Proceeds from sales	14,979	45,083	211,409	162,114	189,842	277,329	288,937	589,125
Cost of investments sold	(14,450)	(41,842)	(196,770)	(143,397)	(196,861)	(247,362)	(250,229)	(514,734)

Net realized gain (loss) from investment transactions	529	3,241	14,639	18,717	(7,019)	29,967	38,708	74,391

Net unrealized appreciation (depreciation) of investments
Beginning of period	7,494	105,744	466,900	564,400	514,002	1,456,381	1,859,599	2,531,728
End of period	9,482	124,918	521,511	623,561	103,812	867,734	1,476,376	2,022,904

Change in net unrealized appreciation (depreciation) of investments	1,988	19,174	54,611	59,161	(410,190)	(588,647)	(383,223)	(508,824)

Net increase (decrease) in net assets from operations	$6,811	$37,000	$106,899	$123,277	$(392,967)	$317,007	$3,430	$994,397

(3)	The Franklin Templeton Developing Markets Securities Subaccount changed its name to Franklin Templeton Developing Markets VIP, effective May 1, 2014.
(4)	The Franklin Templeton Small - Mid Cap Growth Securities Subaccount changed its name to Franklin Templeton Small - Mid Cap Growth VIP, effective May 1, 2014.
(5)	The Franklin Templeton Small Cap Value Securities Subaccount changed its name to Franklin Templeton Small Cap Value VIP, effective May 1, 2014.

The accompanying notes are an integral part of these financial statements.

13

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2014

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares, continued		Janus Aspen Series			PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	Strategic Growth Fund	Small Cap Equity Insights Fund (6)	Balanced Portfolio (Service Shares)	Enterprise Portfolio (Service Shares)	Forty Portfolio (Institutional Shares)	VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	VIT Low Duration Portfolio	Capital Appreciation Account
Investment income
Dividends and capital gain distributions	$2,828,549	$480,664	$226,582	$183,462	$6,667,327	$104,916	$50,593	$648,288

Total investment income	2,828,549	480,664	226,582	183,462	6,667,327	104,916	50,593	648,288

Expenses
Mortality and expense risk	125,829	26,140	32,388	22,235	180,567	34,753	37,549	24,785

Total expenses	125,829	26,140	32,388	22,235	180,567	34,753	37,549	24,785

Net investment income (loss)	2,702,720	454,524	194,194	161,227	6,486,760	70,163	13,044	623,503

Realized gains (losses) on investments
Proceeds from sales	1,020,850	204,577	498,096	343,835	1,426,640	312,570	243,707	221,756
Cost of investments sold	(905,925)	(194,378)	(458,643)	(226,749)	(1,213,888)	(313,511)	(242,214)	(237,635)

Net realized gain (loss) from investment transactions	114,925	10,199	39,453	117,086	212,752	(941)	1,493	(15,879)

Net unrealized appreciation (depreciation) of investments
Beginning of period	6,029,205	1,051,731	649,139	1,673,492	12,140,443	(7,296)	179,262	526,302
End of period	4,907,787	774,124	837,087	1,680,289	7,178,005	333,911	163,715	290,828

Change in net unrealized appreciation (depreciation) of investments	(1,121,418)	(277,607)	187,948	6,797	(4,962,438)	341,207	(15,547)	(235,474)

Net increase (decrease) in net assets from operations	$1,696,227	$187,116	$421,595	$285,110	$1,737,074	$410,429	$(1,010)	$372,150

(6)	The Goldman Sachs Structured Small Cap Equity Subaccount changed its name to Goldman Sachs Small Cap Equity Insights, effective April 30, 2014.

The accompanying notes are an integral part of these financial statements.

14

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2014

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds, continued						Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds
	Diversified International Account	Equity Income Account	LargeCap Blend Account II	LargeCap Growth Account	MidCap Account	SmallCap Growth Account II	Government & High Quality Bond Account	Income Account
Investment income
Dividends and capital gain distributions	$14,158	$163,757	$3,323	$707	$837,831	$—	$379	$5,470

Total investment income	14,158	163,757	3,323	707	837,831	—	379	5,470

Expenses
Mortality and expense risk	4,984	61,846	1,960	1,322	79,220	17,616	107	793

Total expenses	4,984	61,846	1,960	1,322	79,220	17,616	107	793

Net investment income (loss)	9,174	101,911	1,363	(615)	758,611	(17,616)	272	4,677

Realized gains (losses) on investments
Proceeds from sales	54,263	601,366	38,944	65,557	616,447	234,254	5,375	18,533
Cost of investments sold	(49,863)	(554,048)	(37,102)	(53,436)	(531,948)	(167,931)	(5,400)	(18,034)

Net realized gain (loss) from investment transactions	4,400	47,318	1,842	12,121	84,499	66,323	(25)	499

Net unrealized appreciation (depreciation) of investments
Beginning of period	293,244	2,038,406	126,367	108,509	4,075,669	1,022,885	167	10,536
End of period	249,484	2,700,887	154,616	118,626	4,247,424	1,085,018	544	11,345

Change in net unrealized appreciation (depreciation) of investments	(43,760)	662,481	28,249	10,117	171,755	62,133	377	809

Net increase (decrease) in net assets from operations	$(30,186)	$811,710	$31,454	$21,623	$1,014,865	$110,840	$624	$5,985

The accompanying notes are an integral part of these financial statements.

15

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2014

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds, continued		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Money Market Account	Short-Term Income Account	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Investment income
Dividends and capital gain distributions	$—	$16	$3,407,417	$328,851	$6,796,438	$132,676	$10,943,896

Total investment income	—	16	3,407,417	328,851	6,796,438	132,676	10,943,896

Expenses
Mortality and expense risk	104	6	131,680	16,910	340,029	10,371	438,997

Total expenses	104	6	131,680	16,910	340,029	10,371	438,997

Net investment income (loss)	(104)	10	3,275,737	311,941	6,456,409	122,305	10,504,899

Realized gains (losses) on investments
Proceeds from sales	1,418	93	1,227,110	304,757	3,152,343	200,162	3,318,177
Cost of investments sold	(1,418)	(93)	(1,230,345)	(300,169)	(3,101,840)	(193,960)	(3,324,881)

Net realized gain (loss) from investment transactions	—	—	(3,235)	4,588	50,503	6,202	(6,704)

Net unrealized appreciation (depreciation) of investments
Beginning of period	—	82	3,490,522	379,212	10,897,228	183,109	15,335,239
End of period	—	77	1,390,543	208,459	7,373,395	128,868	9,281,899

Change in net unrealized appreciation (depreciation) of investments	—	(5)	(2,099,979)	(170,753)	(3,523,833)	(54,241)	(6,053,340)

Net increase (decrease) in net assets from operations	$(104)	$5	$1,172,523	$145,776	$2,983,079	$74,266	$4,444,855

The accompanying notes are an integral part of these financial statements.

16

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2014 and 2013

	Calvert Variable Series, Inc.		Deutsche Investments VIT Funds – Class B Shares (1)		Deutsche Variable Series I – Class A Shares (1)
	VP SRI Mid Cap Growth Portfolio		Equity 500 Index VIP B		Bond VIP		Core Equity VIP
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations
Net investment income (loss)	$33,652	$17,145	$96,663	$57,746	$166,957	$158,807	$5,719	$15,589
Net realized gain (loss) from investment transactions	862	2,186	29,623	4,381	(59,201)	(53,167)	34,442	24,771
Change in net unrealized appreciation (depreciation) of investments	(21,816)	20,811	142,877	453,467	242,861	(335,625)	302,036	831,886

Net increase (decrease) in net assets from operations	12,698	40,142	269,163	515,594	350,617	(229,985)	342,197	872,246

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	18,626	18,871	171,977	181,735	1,299,370	1,348,812	292,565	295,521
Transfers for contract benefits and terminations	(2,871)	(15,878)	(13,091)	(83,980)	(345,684)	(329,328)	(133,178)	(177,515)
Contract maintenance charges	(10,873)	(11,158)	(34,379)	(34,476)	(605,216)	(633,824)	(173,925)	(176,744)
Transfers between subaccounts (including fixed account), net	(4,309)	(3,153)	(145,182)	(46,580)	(123,585)	148,494	(73,340)	(95,957)

Net increase (decrease) in net assets from contract transactions	573	(11,318)	(20,675)	16,699	224,885	534,154	(87,878)	(154,695)

Total increase (decrease) in net assets	13,271	28,824	248,488	532,293	575,502	304,169	254,319	717,551
Net assets
Beginning of period	173,275	144,451	2,191,893	1,659,600	6,066,488	5,762,319	3,202,705	2,485,154

End of period	$186,546	$173,275	$2,440,381	$2,191,893	$6,641,990	$6,066,488	$3,457,024	$3,202,705

Analysis of increase (decrease) in units outstanding
Units issued	882	619	35,821	34,569	36,766	52,110	8,206	7,581
Units redeemed	(837)	(1,291)	(22,666)	(20,853)	(21,114)	(14,332)	(13,892)	(19,824)

Increase (decrease) in units outstanding	45	(672)	13,155	13,716	15,652	37,778	(5,686)	(12,243)
Beginning units	9,163	9,835	112,108	98,392	419,596	381,818	218,271	230,514

Ending units	9,208	9,163	125,263	112,108	435,248	419,596	212,585	218,271

(1)	The DWS Family of Funds was rebranded to Deutsche, effective August 11, 2014.

The accompanying notes are an integral part of these financial statements.

17

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2014 and 2013

	Deutsche Variable Series I – Class A Shares (1), continued				Deutsche Variable Series II – Class A Shares (1)
	Global Small Cap VIP (2)		International VIP		Government & Agency Securities VIP		High Income VIP
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations
Net investment income (loss)	$1,133,897	$570,496	$103,166	$467,283	$30,585	$120,441	$296,455	$283,683
Net realized gain (loss) from investment transactions	39,831	3,277	(102,866)	(208,232)	(11,051)	(14,122)	(30,779)	(29,440)
Change in net unrealized appreciation (depreciation) of investments	(1,684,380)	2,093,115	(1,593,001)	1,674,148	70,273	(184,260)	(236,392)	62,317

Net increase (decrease) in net assets from operations	(510,652)	2,666,888	(1,592,701)	1,933,199	89,807	(77,941)	29,284	316,560

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,819,751	1,709,224	2,230,066	2,170,736	382,104	377,638	1,075,097	1,027,567
Transfers for contract benefits and terminations	(517,878)	(448,132)	(623,902)	(546,067)	(84,210)	(107,940)	(262,473)	(233,869)
Contract maintenance charges	(939,801)	(916,056)	(1,018,997)	(1,008,627)	(199,258)	(203,734)	(559,141)	(555,799)
Transfers between subaccounts (including fixed account), net	68,156	(409,119)	257,607	(88,949)	(52,869)	31,380	31,088	24,203

Net increase (decrease) in net assets from contract transactions	430,228	(64,083)	844,774	527,093	45,767	97,344	284,571	262,102

Total increase (decrease) in net assets	(80,424)	2,602,805	(747,927)	2,460,292	135,574	19,403	313,855	578,662
Net assets
Beginning of period	10,280,312	7,677,507	12,210,087	9,749,795	2,006,949	1,987,546	4,938,498	4,359,836

End of period	$10,199,888	$10,280,312	$11,462,160	$12,210,087	$2,142,523	$2,006,949	$5,252,353	$4,938,498

Analysis of increase (decrease) in units outstanding
Units issued	45,392	30,376	144,623	116,786	12,898	14,979	29,352	27,423
Units redeemed	(18,874)	(30,372)	(44,319)	(53,923)	(9,026)	(7,888)	(12,639)	(11,318)

Increase (decrease) in units outstanding	26,518	4	100,304	62,863	3,872	7,091	16,713	16,105
Beginning units	462,361	462,357	1,437,521	1,374,658	120,622	113,531	246,133	230,028

Ending units	488,879	462,361	1,537,825	1,437,521	124,494	120,622	262,846	246,133

(1)	The DWS Family of Funds was rebranded to Deutsche, effective August 11, 2014.
(2)	The Deutsche Global Small Cap Growth VIP Subaccount changed its name to Deutsche Global Small Cap VIP, effective May 1, 2014.

The accompanying notes are an integral part of these financial statements.

18

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2014 and 2013

	Deutsche Variable Series II – Class A Shares (1), continued						Dreyfus Variable Investment Fund – Service Class Shares
	Large Cap Value VIP		Money Market VIP		Small Mid Cap Growth VIP		Opportunistic Small Cap Portfolio
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations
Net investment income (loss)	$233,479	$261,372	$(9,383)	$(11,700)	$(3,938)	$(2,968)	$(40,916)	$(34,924)
Net realized gain (loss) from investment transactions	131,028	35,169	—	—	15,373	8,765	40,801	8,119
Change in net unrealized appreciation (depreciation) of investments	2,349,273	6,113,268	—	3	7,636	128,087	34,087	1,615,137

Net increase (decrease) in net assets from operations	2,713,780	6,409,809	(9,383)	(11,697)	19,071	133,884	33,972	1,588,332

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	4,058,142	4,199,888	364,888	377,239	53,517	56,041	918,340	757,261
Transfers for contract benefits and terminations	(1,491,355)	(1,293,632)	(61,444)	(93,246)	(43,641)	(38,343)	(247,250)	(193,079)
Contract maintenance charges	(2,095,304)	(2,101,352)	(163,473)	(180,896)	(26,457)	(26,674)	(490,271)	(408,218)
Transfers between subaccounts (including fixed account), net	(844,074)	(869,199)	(31,461)	(6,988)	(8,783)	(12,276)	90,200	(168,203)

Net increase (decrease) in net assets from contract transactions	(372,591)	(64,295)	108,510	96,109	(25,364)	(21,252)	271,019	(12,239)

Total increase (decrease) in net assets	2,341,189	6,345,514	99,127	84,412	(6,293)	112,632	304,991	1,576,093
Net assets
Beginning of period	27,868,545	21,523,031	1,531,498	1,447,086	445,735	333,103	4,976,078	3,399,985

End of period	$30,209,734	$27,868,545	$1,630,625	$1,531,498	$439,442	$445,735	$5,281,069	$4,976,078

Analysis of increase (decrease) in units outstanding
Units issued	41,861	53,515	31,091	19,507	5,754	5,650	34,999	23,192
Units redeemed	(49,026)	(51,611)	(20,775)	(10,450)	(9,517)	(9,328)	(17,779)	(25,047)

Increase (decrease) in units outstanding	(7,165)	1,904	10,316	9,057	(3,763)	(3,678)	17,220	(1,855)
Beginning units	946,950	945,046	136,631	127,574	63,932	67,610	317,600	319,455

Ending units	939,785	946,950	146,947	136,631	60,169	63,932	334,820	317,600

(1)	The DWS Family of Funds was rebranded to Deutsche, effective August 11, 2014.

The accompanying notes are an integral part of these financial statements.

19

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2014 and 2013

	Dreyfus Variable Investment Fund – Service Class Shares, continued		Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares		Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
	Quality Bond Portfolio		Socially Responsible Growth Fund		VIP Growth Portfolio		VIP Index 500 Portfolio
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations
Net investment income (loss)	$12,173	$20,687	$27,421	$966	$(144,489)	$(92,357)	$168,426	$317,842
Net realized gain (loss) from investment transactions	1,015	(1,332)	8,587	2,007	365,210	98,952	148,193	13,006
Change in net unrealized appreciation (depreciation) of investments	31,800	(52,719)	14,754	70,043	1,683,695	4,787,734	2,003,521	3,935,548

Net increase (decrease) in net assets from operations	44,988	(33,364)	50,762	73,016	1,904,416	4,794,329	2,320,140	4,266,396

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	159,500	168,251	202,190	129,487	3,308,892	2,846,472	3,258,166	2,869,785
Transfers for contract benefits and terminations	(55,427)	(71,107)	(17,238)	(15,503)	(1,094,876)	(760,980)	(937,721)	(729,318)
Contract maintenance charges	(76,779)	(84,945)	(102,605)	(70,629)	(1,753,814)	(1,495,431)	(1,697,714)	(1,501,315)
Transfers between subaccounts (including fixed account), net	(10,525)	18,658	15,778	42,546	(234,174)	(535,352)	(226,042)	(246,300)

Net increase (decrease) in net assets from contract transactions	16,769	30,857	98,125	85,901	226,028	54,709	396,689	392,852

Total increase (decrease) in net assets	61,757	(2,507)	148,887	158,917	2,130,444	4,849,038	2,716,829	4,659,248
Net assets
Beginning of period	1,234,968	1,237,475	359,478	200,561	18,418,302	13,569,264	18,239,749	13,580,501

End of period	$1,296,725	$1,234,968	$508,365	$359,478	$20,548,746	$18,418,302	$20,956,578	$18,239,749

Analysis of increase (decrease) in units outstanding
Units issued	5,961	6,516	8,517	7,870	90,504	75,628	85,198	79,408
Units redeemed	(4,902)	(4,547)	(2,975)	(2,263)	(79,194)	(70,221)	(60,171)	(51,099)

Increase (decrease) in units outstanding	1,059	1,969	5,542	5,607	11,310	5,407	25,027	28,309
Beginning units	79,569	77,600	24,276	18,669	1,273,291	1,267,884	1,105,955	1,077,646

Ending units	80,628	79,569	29,818	24,276	1,284,601	1,273,291	1,130,982	1,105,955

The accompanying notes are an integral part of these financial statements.

20

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2014 and 2013

	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares		Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Mid Cap Portfolio		VIP Freedom 2005 Portfolio		VIP Freedom 2010 Portfolio		VIP Freedom 2015 Portfolio
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations
Net investment income (loss)	$192,545	$1,167,545	$587	$315	$1,390	$873	$3,746	$2,985
Net realized gain (loss) from investment transactions	62,171	12	112	(3)	377	(25)	846	104
Change in net unrealized appreciation (depreciation) of investments	363,661	1,471,398	283	1,496	94	3,198	457	10,822

Net increase (decrease) in net assets from operations	618,377	2,638,955	982	1,808	1,861	4,046	5,049	13,911

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	2,777,001	2,147,342	9,042	7,020	31,599	25,847	51,762	36,824
Transfers for contract benefits and terminations	(550,490)	(399,808)	(102)	(176)	(1,663)	(3,563)	(1,477)	(3,933)
Contract maintenance charges	(1,351,483)	(1,087,827)	(3,685)	(4,102)	(16,792)	(14,157)	(36,141)	(33,451)
Transfers between subaccounts (including fixed account), net	241,756	(111,874)	2,019	333	2,425	612	5,609	1,821

Net increase (decrease) in net assets from contract transactions	1,116,784	547,833	7,274	3,075	15,569	8,739	19,753	1,261

Total increase (decrease) in net assets	1,735,161	3,186,788	8,256	4,883	17,430	12,785	24,802	15,172
Net assets
Beginning of period	10,474,159	7,287,371	23,154	18,271	40,375	27,590	117,083	101,911

End of period	$12,209,320	$10,474,159	$31,410	$23,154	$57,805	$40,375	$141,885	$117,083

Analysis of increase (decrease) in units outstanding
Units issued	82,477	57,354	657	471	1,477	1,192	2,755	2,074
Units redeemed	(16,474)	(21,398)	(111)	(224)	(380)	(528)	(1,382)	(1,991)

Increase (decrease) in units outstanding	66,003	35,956	546	247	1,097	664	1,373	83
Beginning units	375,333	339,377	1,773	1,526	2,902	2,238	8,394	8,311

Ending units	441,336	375,333	2,319	1,773	3,999	2,902	9,767	8,394

The accompanying notes are an integral part of these financial statements.

21

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2014 and 2013

	Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Freedom 2020 Portfolio		VIP Freedom 2025 Portfolio		VIP Freedom 2030 Portfolio		VIP Freedom Income Portfolio
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations
Net investment income (loss)	$12,266	$8,611	$22,424	$15,818	$75,731	$49,246	$3,394	$2,114
Net realized gain (loss) from investment transactions	910	(80)	1,399	(430)	17,555	427	625	(47)
Change in net unrealized appreciation (depreciation) of investments	3,489	35,849	6,111	73,640	10,958	286,019	803	2,728

Net increase (decrease) in net assets from operations	16,665	44,380	29,934	89,028	104,244	335,692	4,822	4,795

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	190,689	163,041	377,267	305,195	1,285,146	1,061,053	136,338	79,663
Transfers for contract benefits and terminations	(12,416)	(14,153)	(44,604)	(20,774)	(112,011)	(126,516)	(11,605)	(983)
Contract maintenance charges	(104,569)	(95,248)	(189,917)	(167,648)	(651,145)	(585,031)	(63,970)	(41,425)
Transfers between subaccounts (including fixed account), net	11,451	(18,072)	2,378	(14,697)	25,677	(45,171)	10,201	3,479

Net increase (decrease) in net assets from contract transactions	85,155	35,568	145,124	102,076	547,667	304,335	70,964	40,734

Total increase (decrease) in net assets	101,820	79,948	175,058	191,104	651,911	640,027	75,786	45,529
Net assets
Beginning of period	354,006	274,058	598,692	407,588	2,092,165	1,452,138	122,734	77,205

End of period	$455,826	$354,006	$773,750	$598,692	$2,744,076	$2,092,165	$198,520	$122,734

Analysis of increase (decrease) in units outstanding
Units issued	7,607	7,178	13,610	11,119	45,864	38,402	7,044	4,126
Units redeemed	(1,648)	(4,450)	(3,867)	(3,390)	(8,418)	(15,016)	(1,468)	(780)

Increase (decrease) in units outstanding	5,959	2,728	9,743	7,729	37,446	23,386	5,576	3,346
Beginning units	25,383	22,655	41,239	33,510	146,302	122,916	9,835	6,489

Ending units	31,342	25,383	50,982	41,239	183,748	146,302	15,411	9,835

The accompanying notes are an integral part of these financial statements.

22

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2014 and 2013

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP FundsManager 20% Portfolio		VIP FundsManager 50% Portfolio		VIP FundsManager 70% Portfolio		VIP FundsManager 85% Portfolio
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations
Net investment income (loss)	$4,294	$4,324	$14,585	$7,291	$37,649	$28,546	$45,399	$32,870
Net realized gain (loss) from investment transactions	529	(20)	3,241	(12)	14,639	(531)	18,717	(461)
Change in net unrealized appreciation (depreciation) of investments	1,988	2,483	19,174	67,499	54,611	309,753	59,161	396,246

Net increase (decrease) in net assets from operations	6,811	6,787	37,000	74,778	106,899	337,768	123,277	428,655

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	138,556	94,092	524,222	370,586	1,015,820	907,477	1,408,079	1,113,021
Transfers for contract benefits and terminations	(4,646)	(12,463)	(40,051)	(44,247)	(189,611)	(51,625)	(152,312)	(146,064)
Contract maintenance charges	(75,889)	(53,464)	(264,025)	(206,326)	(578,752)	(537,238)	(715,815)	(612,641)
Transfers between subaccounts (including fixed account), net	4,818	2,120	32,008	27,182	62,033	2,977	11,993	23,421

Net increase (decrease) in net assets from contract transactions	62,839	30,285	252,154	147,195	309,490	321,591	551,945	377,737

Total increase (decrease) in net assets	69,650	37,072	289,154	221,973	416,389	659,359	675,222	806,392
Net assets
Beginning of period	153,646	116,574	672,871	450,898	2,091,688	1,432,329	2,199,986	1,393,594

End of period	$223,296	$153,646	$962,025	$672,871	$2,508,077	$2,091,688	$2,875,208	$2,199,986

Analysis of increase (decrease) in units outstanding
Units issued	6,145	3,959	21,121	15,808	35,489	31,548	48,218	45,502
Units redeemed	(1,151)	(1,445)	(3,108)	(4,306)	(14,263)	(6,500)	(10,577)	(15,926)

Increase (decrease) in units outstanding	4,994	2,514	18,013	11,502	21,226	25,048	37,641	29,576
Beginning units	12,427	9,913	49,164	37,662	147,129	122,081	152,071	122,495

Ending units	17,421	12,427	67,177	49,164	168,355	147,129	189,712	152,071

The accompanying notes are an integral part of these financial statements.

23

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2014 and 2013

	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares						Goldman Sachs Variable Insurance Trust – Institutional Class Shares
	Developing Markets VIP Fund (3)		Small – Mid Cap Growth VIP Fund (4)		Small Cap Value VIP Fund (5)		Mid Cap Value Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations
Net investment income (loss)	$24,242	$41,979	$875,687	$204,903	$347,945	$86,432	$1,428,830	$606,212
Net realized gain (loss) from investment transactions	(7,019)	(28,309)	29,967	10,491	38,708	6,164	74,391	48,025
Change in net unrealized appreciation (depreciation) of investments	(410,190)	(78,874)	(588,647)	933,883	(383,223)	1,080,556	(508,824)	1,326,718

Net increase (decrease) in net assets from operations	(392,967)	(65,204)	317,007	1,149,277	3,430	1,173,152	994,397	1,980,955

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	765,250	804,068	1,189,386	981,219	1,056,784	915,823	806,168	852,043
Transfers for contract benefits and terminations	(192,079)	(170,734)	(231,908)	(143,029)	(217,752)	(167,745)	(388,098)	(352,949)
Contract maintenance charges	(330,389)	(365,523)	(606,581)	(497,839)	(504,150)	(451,305)	(466,809)	(483,232)
Transfers between subaccounts (including fixed account), net	13,190	(14,504)	95,197	(81,230)	91,920	(50,149)	(268,563)	(316,751)

Net increase (decrease) in net assets from contract transactions	255,972	253,307	446,094	259,121	426,802	246,624	(317,302)	(300,889)

Total increase (decrease) in net assets	(136,995)	188,103	763,101	1,408,398	430,232	1,419,776	677,095	1,680,066
Net assets
Beginning of period	4,151,459	3,963,356	4,410,587	3,002,189	4,621,245	3,201,469	8,051,450	6,371,384

End of period	$4,014,464	$4,151,459	$5,173,688	$4,410,587	$5,051,477	$4,621,245	$8,728,545	$8,051,450

Analysis of increase (decrease) in units outstanding
Units issued	20,989	20,263	39,941	32,720	51,811	29,467	12,508	7,559
Units redeemed	(7,895)	(7,678)	(13,776)	(14,888)	(21,374)	(12,247)	(19,274)	(19,103)

Increase (decrease) in units outstanding	13,094	12,585	26,165	17,832	30,437	17,220	(6,766)	(11,544)
Beginning units	201,199	188,614	251,068	233,236	233,485	216,265	264,366	275,910

Ending units	214,293	201,199	277,233	251,068	263,922	233,485	257,600	264,366

(3)	The Franklin Templeton Developing Markets Securities Subaccount changed its name to Franklin Templeton Developing Markets VIP, effective May 1, 2014.
(4)	The Franklin Templeton Small - Mid Cap Growth Securities Subaccount changed its name to Franklin Templeton Small - Mid Cap Growth VIP, effective May 1, 2014.
(5)	The Franklin Templeton Small Cap Value Securities Subaccount changed its name to Franklin Templeton Small Cap Value VIP, effective May 1, 2014.

The accompanying notes are an integral part of these financial statements.

24

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2014 and 2013

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares				Janus Aspen Series
	Strategic Growth Fund		Small Cap Equity Insights Fund (6)		Balanced Portfolio (Service Shares)		Enterprise Portfolio (Service Shares)
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations
Net investment income (loss)	$2,702,720	$413,882	$454,524	$347,512	$194,194	$256,921	$161,227	$(11,675)
Net realized gain (loss) from investment transactions	114,925	74,164	10,199	8,447	39,453	(947)	117,086	49,035
Change in net unrealized appreciation (depreciation) of investments	(1,121,418)	2,807,588	(277,607)	419,676	187,948	478,828	6,797	594,845

Net increase (decrease) in net assets from operations	1,696,227	3,295,634	187,116	775,635	421,595	734,802	285,110	632,205

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,659,101	1,760,443	423,318	446,762	1,905,433	1,534,345	246,193	268,669
Transfers for contract benefits and terminations	(746,636)	(618,421)	(140,601)	(120,658)	(353,763)	(189,596)	(222,956)	(109,497)
Contract maintenance charges	(920,445)	(938,125)	(212,432)	(224,370)	(946,372)	(782,554)	(130,003)	(138,922)
Transfers between subaccounts (including fixed account), net	(500,403)	(420,650)	(54,768)	(98,746)	172,654	169,521	(91,465)	(131,693)

Net increase (decrease) in net assets from contract transactions	(508,383)	(216,753)	15,517	2,988	777,952	731,716	(198,231)	(111,443)

Total increase (decrease) in net assets	1,187,844	3,078,881	202,633	778,623	1,199,547	1,466,518	86,879	520,762
Net assets
Beginning of period	13,669,745	10,590,864	3,018,319	2,239,696	5,018,610	3,552,092	2,624,548	2,103,786

End of period	$14,857,589	$13,669,745	$3,220,952	$3,018,319	$6,218,157	$5,018,610	$2,711,427	$2,624,548

Analysis of increase (decrease) in units outstanding
Units issued	25,075	33,191	17,408	8,600	71,496	58,447	7,519	9,697
Units redeemed	(57,074)	(48,576)	(13,917)	(7,817)	(24,579)	(10,567)	(16,296)	(14,042)

Increase (decrease) in units outstanding	(31,999)	(15,385)	3,491	783	46,917	47,880	(8,777)	(4,345)
Beginning units	915,542	930,927	141,936	141,153	279,296	231,416	133,274	137,619

Ending units	883,543	915,542	145,427	141,936	326,213	279,296	124,497	133,274

(6)	The Goldman Sachs Structured Small Cap Equity Subaccount changed its name to Goldman Sachs Small Cap Equity Insights, effective April 30, 2014.

The accompanying notes are an integral part of these financial statements.

25

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2014 and 2013

	Janus Aspen Series		PIMCO Variable Insurance Trust – Administrative Class Shares				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	Forty Portfolio (Institutional Shares)		VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)		VIT Low Duration Portfolio		Capital Appreciation Account
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations
Net investment income (loss)	$6,486,760	$(22,644)	$70,163	$263,299	$13,044	$24,792	$623,503	$607,476
Net realized gain (loss) from investment transactions	212,752	147,800	(941)	(4,956)	1,493	(1,987)	(15,879)	(3,330)
Change in net unrealized appreciation (depreciation) of investments	(4,962,438)	4,926,019	341,207	(271,947)	(15,547)	(63,262)	(235,474)	148,362

Net increase (decrease) in net assets from operations	1,737,074	5,051,175	410,429	(13,604)	(1,010)	(40,457)	372,150	752,508

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	3,395,193	3,272,477	788,583	785,899	850,654	808,170	429,020	385,084
Transfers for contract benefits and terminations	(1,052,504)	(982,689)	(192,922)	(215,215)	(194,325)	(195,294)	(106,667)	(122,906)
Contract maintenance charges	(1,789,973)	(1,745,577)	(393,616)	(408,406)	(388,559)	(404,143)	(149,202)	(148,374)
Transfers between subaccounts (including fixed account), net	(425,470)	(453,997)	(120,235)	58,854	(1,033)	76,095	(82,062)	(39,935)

Net increase (decrease) in net assets from contract transactions	127,246	90,214	81,810	221,132	266,737	284,828	91,089	73,869

Total increase (decrease) in net assets	1,864,320	5,141,389	492,239	207,528	265,727	244,371	463,239	826,377
Net assets
Beginning of period	21,704,797	16,563,408	3,961,654	3,754,126	4,285,467	4,041,096	3,192,626	2,366,249

End of period	$23,569,117	$21,704,797	$4,453,893	$3,961,654	$4,551,194	$4,285,467	$3,655,865	$3,192,626

Analysis of increase (decrease) in units outstanding
Units issued	104,265	102,573	20,876	25,355	32,737	28,529	75,780	24,207
Units redeemed	(96,957)	(95,348)	(14,678)	(11,137)	(13,681)	(9,357)	(35,467)	(14,541)

Increase (decrease) in units outstanding	7,308	7,225	6,198	14,218	19,056	19,172	40,313	9,666
Beginning units	1,666,909	1,659,684	214,153	199,935	271,124	251,952	142,370	132,704

Ending units	1,674,217	1,666,909	220,351	214,153	290,180	271,124	182,683	142,370

The accompanying notes are an integral part of these financial statements.

26

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2014 and 2013

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	Diversified International Account		Equity Income Account		LargeCap Blend Account II		LargeCap Growth Account
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations
Net investment income (loss)	$9,174	$11,856	$101,911	$130,924	$1,363	$1,431	$(615)	$1,192
Net realized gain (loss) from investment transactions	4,400	48,059	47,318	2,387	1,842	6,972	12,121	10,843
Change in net unrealized appreciation (depreciation) of investments	(43,760)	61,495	662,481	1,314,027	28,249	59,652	10,117	43,398

Net increase (decrease) in net assets from operations	(30,186)	121,410	811,710	1,447,338	31,454	68,055	21,623	55,433

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	88,970	100,740	834,288	894,622	31,592	37,650	25,980	30,479
Transfers for contract benefits and terminations	(35,088)	(186,458)	(379,370)	(283,151)	(35,982)	(13,971)	(46,422)	(13,537)
Contract maintenance charges	(22,445)	(27,947)	(399,646)	(417,853)	(8,032)	(8,195)	(5,750)	(6,083)
Transfers between subaccounts (including fixed account), net	(10,496)	(30,946)	(216,468)	(167,317)	6,222	(4,576)	(14,103)	(31,505)

Net increase (decrease) in net assets from contract transactions	20,941	(144,611)	(161,196)	26,301	(6,200)	10,908	(40,295)	(20,646)

Total increase (decrease) in net assets	(9,245)	(23,201)	650,514	1,473,639	25,254	78,963	(18,672)	34,787
Net assets
Beginning of period	724,652	747,853	7,038,870	5,565,231	297,275	218,312	219,878	185,091

End of period	$715,407	$724,652	$7,689,384	$7,038,870	$322,529	$297,275	$201,206	$219,878

Analysis of increase (decrease) in units outstanding
Units issued	8,120	6,135	41,789	32,015	6,859	4,372	3,612	5,814
Units redeemed	(5,223)	(12,104)	(33,668)	(24,172)	(5,666)	(2,628)	(6,141)	(5,064)

Increase (decrease) in units outstanding	2,897	(5,969)	8,121	7,843	1,193	1,744	(2,529)	750
Beginning units	33,535	39,504	301,875	294,032	15,509	13,765	12,291	11,541

Ending units	36,432	33,535	309,996	301,875	16,702	15,509	9,762	12,291

The accompanying notes are an integral part of these financial statements.

27

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2014 and 2013

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds
	MidCap Account		SmallCap Growth Account II		Government & High Quality Bond Account		Income Account
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations
Net investment income (loss)	$758,611	$394,781	$(17,616)	$(15,841)	$272	$313	$4,677	$5,464
Net realized gain (loss) from investment transactions	84,499	27,976	66,323	26,769	(25)	(42)	499	1,638
Change in net unrealized appreciation (depreciation) of investments	171,755	1,741,613	62,133	662,631	377	(562)	809	(7,943)

Net increase (decrease) in net assets from operations	1,014,865	2,164,370	110,840	673,559	624	(291)	5,985	(841)

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,098,009	1,156,723	212,229	217,480	3,955	3,268	16,272	18,734
Transfers for contract benefits and terminations	(445,996)	(400,748)	(105,301)	(85,672)	(3,094)	—	(10,474)	(8,710)
Contract maintenance charges	(615,921)	(642,218)	(113,680)	(119,450)	(556)	(670)	(4,836)	(6,649)
Transfers between subaccounts (including fixed account), net	(314,099)	(243,690)	(125,886)	(88,645)	26,228	(16,156)	(5,672)	(23,394)

Net increase (decrease) in net assets from contract transactions	(278,007)	(129,933)	(132,638)	(76,287)	26,533	(13,558)	(4,710)	(20,019)

Total increase (decrease) in net assets	736,858	2,034,437	(21,798)	597,272	27,157	(13,849)	1,275	(20,860)
Net assets
Beginning of period	8,765,566	6,731,129	2,103,864	1,506,592	13,144	26,993	130,215	151,075

End of period	$9,502,424	$8,765,566	$2,082,066	$2,103,864	$40,301	$13,144	$131,490	$130,215

Analysis of increase (decrease) in units outstanding
Units issued	13,092	7,638	10,582	6,727	3,115	527	3,164	2,174
Units redeemed	(9,116)	(6,151)	(16,839)	(12,147)	(1,090)	(1,401)	(2,628)	(2,863)

Increase (decrease) in units outstanding	3,976	1,487	(6,257)	(5,420)	2,025	(874)	536	(689)
Beginning units	93,787	92,300	143,349	148,769	1,030	1,904	8,427	9,116

Ending units	97,763	93,787	137,092	143,349	3,055	1,030	8,963	8,427

The accompanying notes are an integral part of these financial statements.

28

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2014 and 2013

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares –Fixed income Funds				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Money Market Account		Short-Term Income Account		SAM Balanced Portfolio		SAM Conservative Balanced Portfolio
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations
Net investment income (loss)	$(104)	$(71)	$10	$10	$3,275,737	$452,431	$311,941	$69,399
Net realized gain (loss) from investment transactions	—	—	—	124	(3,235)	16,194	4,588	8,156
Change in net unrealized appreciation (depreciation) of investments	—	(2)	(5)	(120)	(2,099,979)	2,125,673	(170,753)	159,974

Net increase (decrease) in net assets from operations	(104)	(73)	5	14	1,172,523	2,594,298	145,776	237,529

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	300	1,629	117	119	6,572,651	5,408,504	1,126,364	848,504
Transfers for contract benefits and terminations	(1)	—	2	(2,010)	(977,021)	(1,008,099)	(141,791)	(285,161)
Contract maintenance charges	(1,409)	(1,301)	(93)	(99)	(3,421,083)	(2,950,556)	(594,983)	(459,137)
Transfers between subaccounts (including fixed account), net	(21)	16,150	—	—	(89,902)	(422,158)	67,274	11,183

Net increase (decrease) in net assets from contract transactions	(1,131)	16,478	26	(1,990)	2,084,645	1,027,691	456,864	115,389

Total increase (decrease) in net assets	(1,235)	16,405	31	(1,976)	3,257,168	3,621,989	602,640	352,918
Net assets
Beginning of period	17,075	670	1,148	3,124	18,808,605	15,186,616	2,583,651	2,230,733

End of period	$15,840	$17,075	$1,179	$1,148	$22,065,773	$18,808,605	$3,186,291	$2,583,651

Analysis of increase (decrease) in units outstanding
Units issued	1,644	1,645	9	70	283,084	219,872	61,222	39,612
Units redeemed	(1,649)	(110)	(9)	(210)	(104,683)	(116,094)	(24,060)	(25,823)

Increase (decrease) in units outstanding	(5)	1,535	—	(140)	178,401	103,778	37,162	13,789
Beginning units	1,596	61	101	241	1,037,495	933,717	154,793	141,004

Ending units	1,591	1,596	101	101	1,215,896	1,037,495	191,955	154,793

The accompanying notes are an integral part of these financial statements.

29

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2014 and 2013

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	SAM Conservative Growth Portfolio		SAM Flexible Income Portfolio		SAM Strategic Growth Portfolio
	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations
Net investment income (loss)	$6,456,409	$332,709	$122,305	$52,612	$10,504,899	$193,949
Net realized gain (loss) from investment transactions	50,503	(17,605)	6,202	(642)	(6,704)	(104,130)
Change in net unrealized appreciation (depreciation) of investments	(3,523,833)	7,622,340	(54,241)	33,713	(6,053,340)	11,384,190

Net increase (decrease) in net assets from operations	2,983,079	7,937,444	74,266	85,683	4,444,855	11,474,009

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	12,311,329	10,874,797	349,195	329,834	14,612,732	12,395,121
Transfers for contract benefits and terminations	(3,018,083)	(2,173,323)	(138,250)	(39,162)	(3,012,886)	(2,940,603)
Contract maintenance charges	(6,345,522)	(5,756,096)	(197,660)	(179,377)	(7,427,427)	(6,485,481)
Transfers between subaccounts (including fixed account), net	(375,972)	(648,963)	25,471	21,346	(396,454)	(1,019,966)

Net increase (decrease) in net assets from contract transactions	2,571,752	2,296,415	38,756	132,641	3,775,965	1,949,071

Total increase (decrease) in net assets	5,554,831	10,233,859	113,022	218,324	8,220,820	13,423,080
Net assets
Beginning of period	45,255,384	35,021,525	1,435,092	1,216,768	56,368,887	42,945,807

End of period	$50,810,215	$45,255,384	$1,548,114	$1,435,092	$64,589,707	$56,368,887

Analysis of increase (decrease) in units outstanding
Units issued	469,525	342,122	30,877	15,824	545,595	367,634
Units redeemed	(215,023)	(141,672)	(21,598)	(6,818)	(205,904)	(175,512)

Increase (decrease) in units outstanding	254,502	200,450	9,279	9,006	339,691	192,122
Beginning units	2,297,963	2,097,513	85,223	76,217	2,718,474	2,526,352

Ending units	2,552,465	2,297,963	94,502	85,223	3,058,165	2,718,474

The accompanying notes are an integral part of these financial statements.

30

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

1. The Company

The Farmers Variable Life Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Washington State Office of the Insurance Commissioner. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the Variable Universal Life, Life Accumulator and EssentialLife Variable Universal Life policies is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

The Account is a funding vehicle for individual variable universal life policies, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these policies are invested, at the direction of the policyholders, in the subaccounts that comprise the Account. The Account is currently composed of fifty-five subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio less mortality and expenses charged by the company. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”).

The Variable Universal Life portfolio includes:

Calvert Variable Series, Inc.

VP SRI Mid Cap Growth Portfolio

Deutsche Variable Series I – Class A Shares (1)

Bond VIP

Core Equity VIP

Global Small Cap VIP (2)

International VIP

Deutsche Variable Series II – Class A Shares (1)

Government & Agency Securities VIP

High Income VIP

Large Cap Value VIP

Money Market VIP

Small Mid Cap Growth VIP

Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Quality Bond Portfolio

Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

Socially Responsible Growth Fund

31

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

1. The Company

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Developing Markets VIP Fund (3)

Small – Mid Cap Growth VIP Fund (4)

Small Cap Value VIP Fund (5)

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Mid Cap Value Fund

Strategic Growth Fund

Small Cap Equity Insights Fund (6)

Janus Aspen Series

Balanced Portfolio (Service Shares)

Enterprise Portfolio (Service Shares)

Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account

Equity Income Account

MidCap Account

SmallCap Growth Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic

Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

The Life Accumulator portfolio includes:

Deutsche Investments VIT Funds – Class B Shares (1)

Equity 500 Index VIP B

Deutsche Variable Series II – Class A Shares (1)

Large Cap Value VIP

32

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

1. The Company

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Small Cap Value VIP Fund (5)

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Mid Cap Value Fund

Small Cap Equity Insights Fund (6)

Janus Aspen Series

Enterprise Portfolio (Service Shares)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account

Diversified International Account

Equity Income Account

LargeCap Blend Account II

LargeCap Growth Account

MidCap Account

SmallCap Growth Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds

Government & High Quality Bond

Income Account

Money Market Account

Short-Term Income Account

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset

Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

The EssentialLife Variable Universal Life portfolio includes:

Deutsche Variable Series I – Class A Shares (1)

Bond VIP

Global Small Cap VIP (2)

International VIP

33

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

1. The Company

Deutsche Variable Series II – Class A Shares (1)

Government & Agency Securities VIP

High Income VIP

Large Cap Value VIP

Money Market VIP

Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

Socially Responsible Growth Fund

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio

VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Small – Mid Cap Growth VIP Fund (4)

Small Cap Value VIP Fund (5)

Janus Aspen Series

Balanced Portfolio (Service Shares)

Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

34

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

1. The Company

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset

Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

(1)	The DWS Family of Funds was rebranded to Deutsche, effective August 11, 2014.
(2)	The Deutsche Global Small Cap Growth VIP Subaccount changed its name to Deutsche Global Small Cap VIP, effective May 1, 2014.
(3)	The Franklin Templeton Developing Markets Securities Subaccount changed its name to Franklin Templeton Developing Markets VIP, effective May 1, 2014.
(4)	The Franklin Templeton Small - Mid Cap Growth Securities Subaccount changed its name to Franklin Templeton Small - Mid Cap Growth VIP, effective May 1, 2014.
(5)	The Franklin Templeton Small Cap Value Securities Subaccount changed its name to Franklin Templeton Small Cap Value VIP, effective May 1, 2014.
(6)	The Goldman Sachs Structured Small Cap Equity Subaccount changed its name to Goldman Sachs Small Cap Equity Insights, effective April 30, 2014.

The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the policyholders for a fee. The Company also maintains a fixed account (the “Fixed Account”), to which policyholders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

The remainder of this page is intentionally left blank.

35

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“US GAAP”). The Company is considered an investment company under US GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946”). The significant accounting policies adopted by the Company are as follows:

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value (“NAV”) per share of the respective portfolios at December 31, 2014. Accumulation unit values are computed daily based on the change in fair market value of the NAV of the Fund less mortality and expense risk charges for the subaccount. For dividends and capital distributions received by the funds, the accumulation values are calculated with the dividend and capital distribution amount added back to the change in the fair market value of the NAV.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

On October 1, 2014, in preparation for the transition to the use of the ‘Pam ® for Unit Value Trade’ system, the Company made the decision to change the way it identifies individual units to be sold from Max Loss to the FIFO cost method in transacting daily trades and for calculation of investment gains and losses. This change used to measure trade activity impacts the calculation and classification of the realized and unrealized gains and losses, but does not impact the total gains and losses experienced by the individual policyholder.

Payable to Farmers New World Life Insurance Company

Amounts payable to the Company consist of unsettled transactions. The amounts are due from the respective subaccounts, to the Company, for mortality and expense risk charges.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

Dividends and Capital Gain Distributions

Dividend income and capital gain distributions received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

36

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

2. Significant Accounting Policies

Fair Value Measurements

The Company determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Accounting Standards Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosure, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statement of Assets, Liabilities and Policyholders’ Equity are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•	Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own judgements about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily NAV of the funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur. As there were no Level 2 or Level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of Level 3 assets is not required.

37

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

3. Expenses

Fees and Charges	Variable Universal Life	Life Accumulator	Farmers EssentialLife Variable Universal Life
Expenses
Mortality and Expense Risk Charge
Basic charges are assessed through reduction of unit values.	0.90%	0.25% – 0.70%	0.30% – 0.60%
Contract Maintenance Charges
Premium Charge
Charge is deducted upon payment of each premium.	3.50%	4.25%	3% – 7%
Partial Withdrawal Charge
Charge is deducted upon cash withdrawal.	2.0% not to exceed $25	2.0% not to exceed $25	2.0% not to exceed $25
Surrender Charge
Charges are deducted upon full surrender	N/A	$11.52 – $51.68 per $1,000 of face amount	N/A
Deferred Sales Charge Component	$50 – $75 per $1,000 of face amount	N/A	$3 – $44.40 per $1,000 of face amount
Administrative Component	$5.32 – $17.50 per $1,000 of face amount	N/A	$3 – $44.40 per $1,000 of face amount
Increase in Principal sum charge
Charge is deducted upon increase in principal sum.	$1.50 per $1,000, not to exceed $300	N/A	N/A
Transfer Charge
This charge is assessed through the redemption of units.	$0 – $25	$0 – $25	$0 – $25
Additional Annual Report Fee
This charge is assessed through the redemption of units.	$5	$5	$0 – $25
Monthly Administrative Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$5 – $8	$7 – $10	$12
Cost of Insurance
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.06 – $83.07 per $1,000 of benefit amount	$0.03 – $83.33 per $1,000 of benefit amount	$0.01 – $37.12 per $1,000 of benefit amount
Table Rating Factor Charge
This factor is multiplied by cost of insurance charge monthly on the issue date and on each monthly due date.	N/A	N/A	Up to five times the cost of insurance charge. The Table Rating Factor charge for most policies is $0.
Monthly Special Premium Class Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	Up to five times the cost of insurance charge. The Special Premium Class charge for most policies is $0.	Up to five times the cost of insurance charge. The Special Premium Class charge for most policies is $0.	N/A

38

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

3. Expenses

Fees and Charges	Variable Universal Life	Life Accumulator	Farmers EssentialLife Variable Universal Life
Contract Charges
Flat Extra Monthly Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0 – $1,000 per $1,000 of benefit amount	$0 – $1,000 per $1,000 of benefit amount	$0 – $1.25 per $1,000 of benefit amount
Monthly Underwriting and Sales Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date during the first five years and within five years after any increase in principal sum.	N/A	$0.24 – $0.88 per $1,000 of benefit amount	$0.06 – $2.21 per $1,000 of benefit amount
Loan Interest Spread
Assessed at the end of each policy year, at which point interest is added to the outstanding loan balance and a smaller amount of interest is credited to the policy’s fixed account.	1.5% – 5.0% of the policy loan balance	0.25% of the policy loan balance	2% – 4% of the policy loan balance
Accidental Death Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.04 – $0.38 per $1,000 of rider	N/A	$0.04 – $0.56 per $1,000 of rider
Accelerated Benefit Rider for Terminal Illness
This charge is assessed when benefit is paid under this rider.	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount
Monthly Disability Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$4 – $40 per $100 of monthly benefit	$4 – $40 per $100 of monthly benefit	$4 – $62 per $100 of monthly benefit
Disability Waiver Rider
This charge is assessed monthly on the issue date and on each monthly due date.	4% – 40% of all other monthly charges	N/A	N/A
Waiver of Deduction Rider
This charge is assessed monthly on the issue date and on each monthly due date.	N/A	N/A	4% – 60% of all other monthly charges
Children’s Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.78 – $0.87 per $1,000 of rider amount	N/A	$0.78 – $0.87 per $1,000 of rider amount
Additional Insured Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.09 – $4.35 per $1,000 of rider amount	N/A	N/A
Accelerated Death Benefit Rider
This charge is deducted upon benefit payment.	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount	N/A	N/A

Portfolio Operating Expenses

The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly, through a reduction in unit values, by the policyholders, which currently range up to 2%.

39

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

4. Purchases and Sales of Investments

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2014 consist of the following:

	Purchases	Sales
Calvert Variable Series, Inc.
VP SRI Mid Cap Growth Portfolio	$51,721	$17,479

Deutsche Investments VIT Funds – Class B Shares
Equity 500 Index VIP B	$249,826	$173,812

Deutsche Variable Series I – Class A Shares
Bond VIP	$720,459	$328,021
Core Equity VIP	158,288	240,153
Global Small Cap VIP	2,029,200	465,060
International VIP	1,401,296	453,753

Deutsche Variable Series II – Class A Shares
Government & Agency Securities VIP	$224,787	$148,335
High Income VIP	852,741	271,483
Large Cap Value VIP	1,550,612	1,687,267
Money Market VIP	340,062	240,850
Small Mid Cap Growth VIP	37,483	66,776

Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio	$540,440	$310,088
Quality Bond Portfolio	116,894	87,872

Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares
Socially Responsible Growth Fund	$171,102	$45,501

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
VIP Growth Portfolio	$1,449,980	$1,366,827
VIP Index 500 Portfolio	1,762,103	1,195,094
VIP Mid Cap Portfolio	1,865,775	556,198

Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio	$9,399	$1,532
VIP Freedom 2010 Portfolio	22,452	5,486
VIP Freedom 2015 Portfolio	43,409	19,901
VIP Freedom 2020 Portfolio	121,684	24,232
VIP Freedom 2025 Portfolio	225,651	58,048
VIP Freedom 2030 Portfolio	750,395	126,802
VIP Freedom Income Portfolio	93,308	18,923

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	$82,133	$14,979
VIP FundsManager 50% Portfolio	311,906	45,083
VIP FundsManager 70% Portfolio	558,681	211,409
VIP FundsManager 85% Portfolio	759,665	162,114

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets VIP Fund	$470,052	$189,842
Small – Mid Cap Growth VIP Fund	1,599,488	277,329
Small Cap Value VIP Fund	1,063,889	288,937

40

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

4. Purchases and Sales of Investments

	Purchases	Sales
Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Mid Cap Value Fund	$1,701,380	$589,125
Strategic Growth Fund	3,216,531	1,020,850
Small Cap Equity Insights Fund	674,823	204,577

Janus Aspen Series
Balanced Portfolio (Service Shares)	$1,470,729	$498,096
Enterprise Portfolio (Service Shares)	306,964	343,835
Forty Portfolio (Institutional Shares)	8,042,250	1,426,640

PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	$464,813	$312,570
VIT Low Duration Portfolio	523,734	243,707

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account	$936,454	$221,756
Diversified International Account	84,372	54,263
Equity Income Account	542,660	601,366
LargeCap Blend Account II	34,115	38,944
LargeCap Growth Account	24,628	65,557
MidCap Account	1,097,878	616,447
SmallCap Growth Account II	84,040	234,254

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds
Government & High Quality Bond Account	$32,195	$5,375
Income Account	18,491	18,533
Money Market Account	178	1,418
Short-Term Income Account	128	93

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	$6,588,739	$1,227,110
SAM Conservative Balanced Portfolio	1,073,737	304,757
SAM Conservative Growth Portfolio	12,183,028	3,152,343
SAM Flexible Income Portfolio	361,264	200,162
SAM Strategic Growth Portfolio	17,603,128	3,318,177

	$76,701,140	$23,799,141

41

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

5. Units Issued and Redeemed

	Variable Universal Life
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Growth Portfolio	2014	9,163	882	(837)	9,208	$20.26
	2013	9,835	619	(1,291)	9,163	18.91
Deutsche Variable Series I subaccounts
Bond VIP	2014	395,053	29,126	(17,084)	407,095	$15.50
	2013	364,690	43,714	(13,351)	395,053	14.67
Core Equity VIP	2014	218,271	8,206	(13,892)	212,585	16.26
	2013	230,514	7,581	(19,824)	218,271	14.67
Global Small Cap VIP (2)	2014	390,803	18,839	(14,993)	394,649	22.26
	2013	399,765	13,577	(22,539)	390,803	23.43
International VIP	2014	1,374,799	112,571	(37,248)	1,450,122	7.35
	2013	1,344,001	83,614	(52,816)	1,374,799	8.41
Deutsche Variable Series II subaccounts
Government & Agency Securities VIP	2014	100,312	5,863	(6,650)	99,525	$18.25
	2013	98,792	8,063	(6,543)	100,312	17.48
High Income VIP	2014	199,088	12,509	(9,654)	201,943	21.20
	2013	195,573	11,236	(7,721)	199,088	21.08
Large Cap Value VIP	2014	893,653	27,423	(44,662)	876,414	32.99
	2013	899,970	38,067	(44,384)	893,653	30.06
Money Market VIP	2014	106,948	21,438	(15,884)	112,502	11.46
	2013	103,455	12,678	(9,185)	106,948	11.56
Small Mid Cap Growth VIP	2014	63,932	5,754	(9,517)	60,169	7.30
	2013	67,610	5,650	(9,328)	63,932	6.97
Dreyfus Variable Investment Fund subaccounts
Opportunistic Small Cap Portfolio	2014	282,302	15,761	(12,534)	285,529	$15.66
	2013	295,999	9,727	(23,424)	282,302	15.59
Quality Bond Portfolio	2014	79,569	5,961	(4,902)	80,628	16.08
	2013	77,600	6,516	(4,547)	79,569	15.52
Dreyfus Socially Responsible Growth Fund, Inc. subaccount
Socially Responsible Growth Fund	2014	10,398	958	(1,863)	9,493	$14.67
	2013	11,099	977	(1,678)	10,398	13.08
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2014	1,152,579	32,856	(69,219)	1,116,216	$15.72
	2013	1,170,915	43,194	(61,530)	1,152,579	14.27
VIP Index 500 Portfolio	2014	1,012,224	36,442	(54,350)	994,316	18.61
	2013	1,007,872	50,293	(45,941)	1,012,224	16.55
VIP Mid Cap Portfolio	2014	248,047	13,915	(12,177)	249,785	35.63
	2013	245,121	13,873	(10,947)	248,047	33.85
Franklin Templeton Variable Insurance Products Trust subaccounts
Developing Markets VIP Fund	2014	201,199	20,989	(7,895)	214,293	$18.73
	2013	188,614	20,263	(7,678)	201,199	20.63
Small – Mid Cap Growth VIP Fund	2014	168,063	6,252	(9,401)	164,914	19.12
	2013	172,694	5,384	(10,015)	168,063	17.95
Small Cap Value VIP Fund	2014	127,992	10,350	(5,780)	132,562	20.77
	2013	128,088	7,716	(7,812)	127,992	20.84

42

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

5. Units Issued and Redeemed

	Variable Universal Life
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2014	254,654	5,677	(15,821)	244,510	$34.73
	2013	264,763	6,511	(16,620)	254,654	30.85
Strategic Growth Fund	2014	915,542	25,075	(57,074)	883,543	16.82
	2013	930,927	33,191	(48,576)	915,542	14.93
Small Cap Equity Insights Fund	2014	112,218	6,907	(6,300)	112,825	23.71
	2013	113,440	5,803	(7,025)	112,218	22.37
Janus Aspen Series subaccounts
Balanced Portfolio (Service Shares)	2014	119,834	15,743	(14,225)	121,352	$22.07
	2013	114,733	11,702	(6,601)	119,834	20.57
Enterprise Portfolio (Service Shares)	2014	114,669	4,341	(13,711)	105,299	21.54
	2013	119,246	4,150	(8,727)	114,669	19.36
Forty Portfolio (Institutional Shares)	2014	1,505,308	54,868	(88,869)	1,471,307	13.89
	2013	1,543,427	49,750	(87,869)	1,505,308	12.89
PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2014	185,571	9,741	(11,686)	183,626	$21.12
	2013	181,684	14,410	(10,523)	185,571	19.17
VIT Low Duration Portfolio	2014	245,061	18,225	(10,337)	252,949	16.17
	2013	232,559	19,304	(6,802)	245,061	16.18
Principal Variable Contracts Funds, Inc (“PVC”) Equity Funds subaccounts
Capital Appreciation Account	2014	73,403	5,370	(5,396)	73,377	$21.70
	2013	73,584	5,885	(6,066)	73,403	19.52
Equity Income Account	2014	232,042	11,585	(16,430)	227,197	25.94
	2013	229,908	13,868	(11,734)	232,042	23.27
MidCap Account	2014	86,153	2,361	(4,640)	83,874	107.41
	2013	87,800	3,741	(5,388)	86,153	96.16
SmallCap Growth Account II	2014	135,259	5,152	(12,138)	128,273	14.95
	2013	142,117	4,049	(10,907)	135,259	14.16
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2014	496,262	27,207	(26,233)	497,236	$22.46
	2013	504,006	32,322	(40,066)	496,262	21.27
SAM Conservative Balanced Portfolio	2014	56,186	7,933	(6,001)	58,118	20.26
	2013	55,003	6,143	(4,960)	56,186	19.30
SAM Conservative Growth Portfolio	2014	1,374,994	51,898	(83,930)	1,342,962	23.81
	2013	1,377,486	69,578	(72,070)	1,374,994	22.42
SAM Flexible Income Portfolio	2014	34,821	4,985	(2,609)	37,197	18.88
	2013	32,352	5,154	(2,685)	34,821	18.01
SAM Strategic Growth Portfolio	2014	1,683,138	59,584	(88,049)	1,654,673	25.05
	2013	1,706,120	79,512	(102,494)	1,683,138	23.33

43

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

5. Units Issued and Redeemed

	Life Accumulator - During The First Ten Policy Years
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Deutsche Investments VIT subaccount
Equity 500 Index VIP	2014	85,236	4,994	(21,595)	68,635	$24.76
	2013	98,392	7,689	(20,845)	85,236	22.06
Deutsche Variable Series II subaccount
Large Cap Value VIP	2014	10,534	917	(1,631)	9,820	$20.90
	2013	12,625	1,440	(3,531)	10,534	19.01
Fidelity Variable Insurance Products (“VIP”) Funds subaccount
VIP Growth Portfolio	2014	32,525	2,712	(3,600)	31,637	$20.85
	2013	34,624	4,055	(6,154)	32,525	18.88
Franklin Templeton Variable Insurance Products Trust subaccount
Small Cap Value VIP Fund	2014	39,455	2,442	(11,002)	30,895	$21.17
	2013	38,477	4,046	(3,068)	39,455	21.20
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2014	9,712	650	(3,435)	6,927	$22.60
	2013	11,147	1,048	(2,483)	9,712	20.04
Small Cap Equity Insights Fund	2014	29,718	2,033	(7,609)	24,142	18.15
	2013	27,713	2,797	(792)	29,718	17.09
Janus Aspen Series subaccount
Enterprise Portfolio (Service Shares)	2014	14,856	1,358	(2,474)	13,740	$27.02
	2013	18,373	1,793	(5,310)	14,856	24.24
Principal Variable Contracts Funds, Inc. (“PVC”) Equity Funds subaccounts
Capital Appreciation Account	2014	57,654	3,315	(26,435)	34,534	$31.46
	2013	59,120	6,985	(8,451)	57,654	28.24
Diversified International Account	2014	31,576	2,816	(4,088)	30,304	21.31
	2013	39,504	4,171	(12,099)	31,576	22.22
Equity Income Account	2014	58,263	3,171	(15,515)	45,919	28.88
	2013	64,124	6,540	(12,401)	58,263	25.86
LargeCap Blend Account II	2014	12,931	965	(3,040)	10,856	22.79
	2013	13,765	1,790	(2,624)	12,931	20.67
LargeCap Growth Account	2014	7,816	1,035	(1,786)	7,065	23.43
	2013	11,541	1,334	(5,059)	7,816	21.29
MidCap Account	2014	4,224	256	(1,493)	2,987	116.78
	2013	4,500	464	(740)	4,224	104.36
SmallCap Growth Account II	2014	5,846	424	(3,258)	3,012	28.93
	2013	6,652	421	(1,227)	5,846	27.35
Principal Variable Contracts Funds, Inc. (“PVC”) Fixed income Funds subaccounts
Government & High Quality Bond Account	2014	725	2,140	(784)	2,081	$14.45
	2013	1,904	221	(1,400)	725	13.90
Income Account	2014	7,050	682	(2,287)	5,445	17.22
	2013	9,116	797	(2,863)	7,050	16.48
Money Market Account	2014	1,596	—	(1,596)	—	10.62
	2013	61	1,645	(110)	1,596	10.69
Short-Term Income Account	2014	43	9	(1)	51	13.02
	2013	241	9	(207)	43	12.98

44

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

5. Units Issued and Redeemed

	Life Accumulator - During The First Ten Policy Years
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2014	86,925	5,099	(54,922)	37,102	$22.09
	2013	114,714	21,844	(49,633)	86,925	20.86
SAM Conservative Balanced Portfolio	2014	25,615	928	(11,719)	14,824	19.70
	2013	41,316	1,829	(17,530)	25,615	18.73
SAM Conservative Growth Portfolio	2014	142,364	7,015	(80,299)	69,080	23.66
	2013	170,805	22,022	(50,463)	142,364	22.23
SAM Flexible Income Portfolio	2014	30,507	1,529	(15,507)	16,529	18.22
	2013	30,161	2,824	(2,478)	30,507	17.34
SAM Strategic Growth Portfolio	2014	232,660	21,389	(91,536)	162,513	25.18
	2013	263,957	20,197	(51,494)	232,660	23.40

The remainder of this page intentionally left blank.

45

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

5. Units Issued and Redeemed

	Life Accumulator - During Years 11 through 20
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Deutsche Investments VIT Funds subaccount
Equity 500 Index VIP	2014	26,872	30,827	(1,071)	56,628	$13.08
	2013	—	26,880	(8)	26,872	11.61
Deutsche Variable Series II subaccount
Large Cap Value VIP	2014	3,401	2,691	(40)	6,052	$12.65
	2013	—	3,406	(5)	3,401	11.46
Fidelity Variable Insurance Products (“VIP”) Funds subaccount
VIP Growth Portfolio	2014	1,664	930	(159)	2,435	$13.59
	2013	—	1,664	—	1,664	12.26
Franklin Templeton Variable Insurance Products Trust subaccount
Small Cap Value VIP Fund	2014	941	13,662	(233)	14,370	$12.33
	2013	—	942	(1)	941	12.30
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund *	2014	—	6,181	(18)	6,163	$13.12
Small Cap Equity Insights Fund *	2014	—	8,468	(8)	8,460	12.77
Janus Aspen Series subaccount
Enterprise Portfolio (Service Shares)	2014	3,749	1,820	(111)	5,458	$13.28
	2013	—	3,754	(5)	3,749	11.87
Principal Variable Contracts Funds, Inc. (“PVC”) Equity Funds subaccounts
Capital Appreciation Account	2014	11,313	67,095	(3,636)	74,772	$13.07
	2013	—	11,337	(24)	11,313	11.68
Diversified International Account	2014	1,959	5,304	(1,135)	6,128	11.35
	2013	—	1,964	(5)	1,959	11.78
Equity Income Account	2014	11,570	27,033	(1,723)	36,880	12.72
	2013	—	11,607	(37)	11,570	11.35
LargeCap Blend Account II	2014	2,578	5,894	(2,626)	5,846	12.86
	2013	—	2,582	(4)	2,578	11.62
LargeCap Growth Account	2014	4,475	2,577	(4,355)	2,697	13.22
	2013	—	4,480	(5)	4,475	11.96
MidCap Account	2014	3,410	10,475	(2,983)	10,902	13.27
	2013	—	3,433	(23)	3,410	11.81
SmallCap Growth Account II	2014	2,244	5,006	(1,443)	5,807	13.27
	2013	—	2,257	(13)	2,244	12.50
Principal Variable Contracts Funds, Inc. (“PVC”) Fixed income Funds subaccounts
Government & High Quality Bond Account	2014	305	975	(306)	974	$10.49
	2013	—	306	(1)	305	10.05
Income Account	2014	1,377	2,482	(341)	3,518	10.72
	2013	—	1,377	—	1,377	10.21
Money Market Account *	2014	—	1,644	(53)	1,591	9.95
Short-Term Income Account	2014	58	—	(8)	50	10.18
	2013	—	61	(3)	58	10.11

46

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

5. Units Issued and Redeemed

	Life Accumulator - During Years 11 through 20
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2014	47,297	88,737	(11,811)	124,223	$11.80
	2013	—	47,484	(187)	47,297	11.10
SAM Conservative Balanced Portfolio	2014	2,571	13,109	(384)	15,296	11.40
	2013	—	2,573	(2)	2,571	10.79
SAM Conservative Growth Portfolio	2014	36,068	157,253	(31,022)	162,299	12.18
	2013	—	36,090	(22)	36,068	11.40
SAM Flexible Income Portfolio	2014	101	16,801	(652)	16,250	11.16
	2013	—	104	(3)	101	10.58
SAM Strategic Growth Portfolio	2014	45,330	161,002	(6,795)	199,537	12.58
	2013	—	46,612	(1,282)	45,330	11.64

*	The Life Accumulator product in duration years 11 through 20 is new for the 2014 reporting year for these funds. If shown, all 2013 information for this product would have been reflected as N/A. For this reason, we have elected to eliminate the prior year information.

The remainder of this page intentionally left blank.

47

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

5. Units Issued and Redeemed

	EssentialLife Variable Universal Life
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Deutsche Variable Series I subaccounts
Bond VIP	2014	24,543	7,640	(4,030)	28,153	$11.76
	2013	17,128	8,396	(981)	24,543	11.07
Global Small Cap VIP	2014	71,558	26,553	(3,881)	94,230	15.00
	2013	62,592	16,799	(7,833)	71,558	15.69
International VIP	2014	62,722	32,052	(7,071)	87,703	9.10
	2013	30,657	33,172	(1,107)	62,722	10.35
Deutsche Variable Series II subaccounts
Government & Agency Securities VIP	2014	20,310	7,035	(2,376)	24,969	$13.08
	2013	14,739	6,916	(1,345)	20,310	12.46
High Income VIP	2014	47,045	16,843	(2,985)	60,903	15.94
	2013	34,455	16,187	(3,597)	47,045	15.75
Large Cap Value VIP	2014	39,362	10,830	(2,693)	47,499	21.42
	2013	32,451	10,602	(3,691)	39,362	19.41
Money Market VIP	2014	29,683	9,653	(4,891)	34,445	9.92
	2013	24,119	6,829	(1,265)	29,683	9.95
Dreyfus Variable Investment Fund subaccount
Opportunistic Small Cap Portfolio	2014	35,298	19,238	(5,245)	49,291	$16.45
	2013	23,456	13,465	(1,623)	35,298	16.29
Dreyfus Socially Responsible Growth Fund, Inc. subaccount
Socially Responsible Growth Fund	2014	13,878	7,559	(1,112)	20,325	$18.16
	2013	7,570	6,893	(585)	13,878	16.10
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2014	86,523	54,006	(6,216)	134,313	$17.19
	2013	62,345	26,715	(2,537)	86,523	15.51
VIP Index 500 Portfolio	2014	93,731	48,756	(5,821)	136,666	17.94
	2013	69,774	29,115	(5,158)	93,731	15.86
VIP Mid Cap Portfolio	2014	127,286	68,562	(4,297)	191,551	17.28
	2013	94,256	43,481	(10,451)	127,286	16.32
Fidelity VIP Freedom Funds subaccounts
VIP Freedom 2005 Portfolio	2014	1,773	657	(111)	2,319	$13.55
	2013	1,526	471	(224)	1,773	13.06
VIP Freedom 2010 Portfolio	2014	2,902	1,477	(380)	3,999	14.45
	2013	2,238	1,192	(528)	2,902	13.91
VIP Freedom 2015 Portfolio	2014	8,394	2,755	(1,382)	9,767	14.53
	2013	8,311	2,074	(1,991)	8,394	13.95
VIP Freedom 2020 Portfolio	2014	25,383	7,607	(1,648)	31,342	14.54
	2013	22,655	7,178	(4,450)	25,383	13.95
VIP Freedom 2025 Portfolio	2014	41,239	13,610	(3,867)	50,982	15.18
	2013	33,510	11,119	(3,390)	41,239	14.52
VIP Freedom 2030 Portfolio	2014	146,302	45,864	(8,418)	183,748	14.93
	2013	122,916	38,402	(15,016)	146,302	14.30
VIP Freedom Income Portfolio	2014	9,835	7,044	(1,468)	15,411	12.88
	2013	6,489	4,126	(780)	9,835	12.48

48

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

5. Units Issued and Redeemed

	EssentialLife Variable Universal Life
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Fidelity VIP FundsManager Portfolios subaccounts
VIP FundsManager 20% Portfolio	2014	12,427	6,145	(1,151)	17,421	$12.82
	2013	9,913	3,959	(1,445)	12,427	12.36
VIP FundsManager 50% Portfolio	2014	49,164	21,121	(3,108)	67,177	14.32
	2013	37,662	15,808	(4,306)	49,164	13.69
VIP FundsManager 70% Portfolio	2014	147,129	35,489	(14,263)	168,355	14.90
	2013	122,081	31,548	(6,500)	147,129	14.22
VIP FundsManager 85% Portfolio	2014	152,071	48,218	(10,577)	189,712	15.16
	2013	122,495	45,502	(15,926)	152,071	14.47
Franklin Templeton Variable Insurance Products Trust subaccounts
Small – Mid Cap Growth VIP Fund	2014	83,005	33,689	(4,375)	112,319	$17.98
	2013	60,542	27,336	(4,873)	83,005	16.78
Small Cap Value VIP Fund	2014	65,097	25,357	(4,359)	86,095	17.03
	2013	49,700	16,763	(1,366)	65,097	16.99
Janus Aspen Series subaccounts
Balanced Portfolio (Service Shares)	2014	159,462	55,753	(10,354)	204,861	$17.28
	2013	116,683	46,745	(3,966)	159,462	16.01
Forty Portfolio (Institutional Shares)	2014	161,601	49,397	(8,088)	202,910	15.41
	2013	116,257	52,823	(7,479)	161,601	14.22
PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2014	28,582	11,135	(2,992)	36,725	$15.70
	2013	18,251	10,945	(614)	28,582	14.16
VIT Low Duration Portfolio	2014	26,063	14,512	(3,344)	37,231	12.39
	2013	19,393	9,225	(2,555)	26,063	12.32
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2014	407,011	162,041	(11,717)	557,335	$15.45
	2013	314,997	118,222	(26,208)	407,011	14.54
SAM Conservative Balanced Portfolio	2014	70,421	39,252	(5,956)	103,717	14.87
	2013	44,685	29,067	(3,331)	70,421	14.08
SAM Conservative Growth Portfolio	2014	744,537	253,359	(19,772)	978,124	15.57
	2013	549,222	214,432	(19,117)	744,537	14.57
SAM Flexible Income Portfolio	2014	19,794	7,562	(2,830)	24,526	14.81
	2013	13,704	7,742	(1,652)	19,794	14.04
SAM Strategic Growth Portfolio	2014	757,346	303,620	(19,524)	1,041,442	15.87
	2013	556,275	221,313	(20,242)	757,346	14.69

49

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

6. Financial Highlights

The Company sells variable universal life products, which have unique combinations of features and fees that are charged against the policyholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as policyholders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
Calvert Variable Series, Inc.
VP SRI Mid Cap Growth Portfolio
2014	9,208	$20.26	to	$20.26	$186,546	0.00%	0.90%	to	0.90%	7.12%	to	7.12%
2013	9,163	18.91	to	18.91	173,275	0.00%	0.90%	to	0.90%	28.75%	to	28.75%
2012	9,835	14.69	to	14.69	144,451	0.00%	0.90%	to	0.90%	15.71%	to	15.71%
2011	10,057	12.70	to	12.70	127,655	0.00%	0.90%	to	0.90%	1.42%	to	1.42%
2010	9,326	12.52	to	12.52	116,718	0.00%	0.90%	to	0.90%	30.30%	to	30.30%
Deutsche Investments VIT Funds – Class B Shares (1)
Equity 500 Index VIP B
2014	125,263	$13.08	to	$24.76	$2,440,381	1.57%	0.30%	to	0.70%	12.26%	to	12.71%
2013 (2)	112,108	11.61	to	22.06	2,191,893	1.54%	0.30%	to	0.70%	9.49%	to	30.76%
2012	98,392	16.87	to	16.87	1,659,600	1.52%	0.70%	to	0.70%	14.61%	to	14.61%
2011	102,262	14.72	to	14.72	1,504,971	1.39%	0.70%	to	0.70%	0.80%	to	0.80%
2010	96,801	14.60	to	14.60	1,413,354	1.55%	0.70%	to	0.70%	13.72%	to	13.72%
Deutsche Variable Series I Class A Shares (1)
Bond VIP
2014	435,248	$11.76	to	$15.50	$6,641,990	3.44%	0.30%	to	0.90%	5.68%	to	6.31%
2013	419,596	11.07	to	14.67	6,066,488	3.56%	0.30%	to	0.90%	(3.89%)	to	(3.32%)
2012	381,818	11.45	to	15.26	5,762,319	4.33%	0.30%	to	0.90%	6.81%	to	7.45%
2011	353,773	10.65	to	14.29	5,022,432	4.34%	0.30%	to	0.90%	4.74%	to	5.37%
2010	332,662	10.11	to	13.64	4,522,328	4.25%	0.30%	to	0.90%	5.84%	to	6.47%
Core Equity VIP
2014	212,585	$16.26	to	$16.26	$3,457,024	1.06%	0.90%	to	0.90%	10.83%	to	10.83%
2013	218,271	14.67	to	14.67	3,202,705	1.44%	0.90%	to	0.90%	36.10%	to	36.10%
2012	230,514	10.78	to	10.78	2,485,154	1.29%	0.90%	to	0.90%	14.78%	to	14.78%
2011	234,496	9.39	to	9.39	2,202,626	1.28%	0.90%	to	0.90%	(1.03%)	to	(1.03%)
2010	247,513	9.49	to	9.49	2,349,173	1.63%	0.90%	to	0.90%	13.38%	to	13.38%
Global Small Cap VIP (3)
2014	488,879	$15.00	to	$22.26	$10,199,888	0.85%	0.30%	to	0.90%	(4.98%)	to	(4.42%)
2013	462,361	15.69	to	23.43	10,280,312	0.62%	0.30%	to	0.90%	34.73%	to	35.53%
2012	462,357	11.58	to	17.39	7,677,507	0.66%	0.30%	to	0.90%	14.34%	to	15.02%
2011	428,710	10.06	to	15.21	6,306,924	1.66%	0.30%	to	0.90%	(10.70%)	to	(10.17%)
2010	398,263	11.20	to	17.03	6,656,039	0.39%	0.30%	to	0.90%	25.51%	to	26.26%
International VIP
2014	1,537,825	$7.35	to	$9.10	$11,462,160	1.71%	0.30%	to	0.90%	(12.55%)	to	(12.03%)
2013	1,437,521	8.41	to	10.35	12,210,087	5.17%	0.30%	to	0.90%	19.16%	to	19.87%
2012	1,374,658	7.06	to	8.63	9,749,795	2.09%	0.30%	to	0.90%	19.56%	to	20.28%
2011	1,293,624	5.90	to	7.18	7,658,120	1.75%	0.30%	to	0.90%	(17.41%)	to	(16.92%)
2010	1,171,750	7.15	to	8.64	8,386,597	2.11%	0.30%	to	0.90%	0.72%	to	1.32%
Deutsche Variable Series II – Class A Shares (1)
Government & Agency Securities VIP
2014	124,494	$13.08	to	$18.25	$2,142,523	2.27%	0.30%	to	0.90%	4.35%	to	4.98%
2013	120,622	12.46	to	17.48	2,006,949	2.92%	0.30%	to	0.90%	(3.91%)	to	(3.33%)
2012	113,531	12.89	to	18.20	1,987,546	3.86%	0.30%	to	0.90%	2.00%	to	2.62%
2011	107,348	12.56	to	17.84	1,864,812	4.12%	0.30%	to	0.90%	6.51%	to	7.14%
2010	94,912	11.73	to	16.75	1,571,033	4.62%	0.30%	to	0.90%	5.66%	to	6.30%
High Income VIP
2014	262,846	$15.94	to	$21.20	$5,252,353	6.50%	0.30%	to	0.90%	0.57%	to	1.17%
2013	246,133	15.75	to	21.08	4,938,498	6.87%	0.30%	to	0.90%	6.95%	to	7.59%
2012	230,028	14.64	to	19.71	4,359,836	7.85%	0.30%	to	0.90%	13.88%	to	14.57%
2011	215,781	12.78	to	17.31	3,634,037	8.57%	0.30%	to	0.90%	2.91%	to	3.53%
2010	201,760	12.34	to	16.82	3,349,244	7.51%	0.30%	to	0.90%	12.98%	to	13.66%

50

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

6. Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
Large Cap Value VIP
2014	939,785	$12.65	to	$32.99	$30,209,734	1.67%	0.30%	to	0.90%	9.73%	to	10.39%
2013 (4)	946,950	11.46	to	30.06	27,868,545	1.92%	0.30%	to	0.90%	7.96%	to	30.50%
2012	945,046	14.62	to	23.17	21,523,031	1.89%	0.30%	to	0.90%	8.80%	to	9.46%
2011	904,042	7.18	to	13.33	18,979,458	0.00%	0.30%	to	0.90%	(8.15%)	to	(7.60%)
2010	N/A	N/A	to	N/A	N/A	N/A	N/A	to	N/A	N/A	to	N/A
Money Market VIP
2014	146,947	$9.92	to	$11.46	$1,630,625	0.01%	0.30%	to	0.90%	(0.88%)	to	(0.29%)
2013	136,631	9.95	to	11.56	1,531,498	0.01%	0.30%	to	0.90%	(0.88%)	to	(0.29%)
2012	127,574	9.98	to	11.66	1,447,086	0.01%	0.30%	to	0.90%	(0.89%)	to	(0.29%)
2011	122,355	10.01	to	11.76	1,405,121	0.01%	0.30%	to	0.90%	(0.88%)	to	(0.29%)
2010	116,811	10.04	to	11.87	1,353,958	0.01%	0.30%	to	0.90%	(0.88%)	to	(0.29%)
Small Mid Cap Growth VIP
2014	60,169	$7.30	to	$7.30	$439,442	0.00%	0.90%	to	0.90%	4.75%	to	4.75%
2013	63,932	6.97	to	6.97	445,735	0.12%	0.90%	to	0.90%	41.51%	to	41.51%
2012	67,610	4.93	to	4.93	333,103	0.00%	0.90%	to	0.90%	13.33%	to	13.33%
2011	67,021	4.35	to	4.35	291,373	0.57%	0.90%	to	0.90%	(4.76%)	to	(4.76%)
2010	67,549	4.56	to	4.56	308,353	0.00%	0.90%	to	0.90%	28.29%	to	28.29%
Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio
2014	334,820	$15.66	to	$16.45	$5,281,069	0.00%	0.30%	to	0.90%	0.42%	to	1.02%
2013	317,600	15.59	to	16.29	4,976,078	0.00%	0.30%	to	0.90%	46.90%	to	47.77%
2012	319,455	10.61	to	11.02	3,399,985	0.00%	0.30%	to	0.90%	19.16%	to	19.88%
2011	309,226	8.91	to	9.19	2,757,772	0.31%	0.30%	to	0.90%	(14.82%)	to	(14.31%)
2010	292,563	10.46	to	10.73	3,061,154	0.65%	0.30%	to	0.90%	29.65%	to	30.42%
Quality Bond Portfolio
2014	80,628	$16.08	to	$16.08	$1,296,725	1.85%	0.90%	to	0.90%	3.62%	to	3.62%
2013	79,569	15.52	to	15.52	1,234,968	2.58%	0.90%	to	0.90%	(2.67%)	to	(2.67%)
2012	77,600	15.95	to	15.95	1,237,475	2.74%	0.90%	to	0.90%	5.74%	to	5.74%
2011	77,031	15.08	to	15.08	1,161,737	3.39%	0.90%	to	0.90%	5.83%	to	5.83%
2010	78,706	14.25	to	14.25	1,121,576	3.58%	0.90%	to	0.90%	7.24%	to	7.24%
Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares
Socially Responsible Growth Fund
2014	29,818	$14.67	to	$18.16	$508,365	0.76%	0.30%	to	0.90%	12.12%	to	12.79%
2013	24,276	13.08	to	16.10	359,478	0.93%	0.30%	to	0.90%	32.80%	to	33.59%
2012	18,669	9.85	to	12.05	200,561	0.52%	0.30%	to	0.90%	10.70%	to	11.36%
2011	15,467	8.90	to	10.82	146,762	0.63%	0.30%	to	0.90%	(0.24%)	to	0.35%
2010	13,758	8.92	to	10.78	128,242	0.58%	0.30%	to	0.90%	13.52%	to	14.20%
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
VIP Growth Portfolio
2014	1,284,601	$13.59	to	$20.85	$20,548,746	0.10%	0.30%	to	0.90%	10.20%	to	10.86%
2013 (5)	1,273,291	12.26	to	18.88	18,418,302	0.20%	0.30%	to	0.90%	3.00%	to	35.80%
2012	1,267,884	10.57	to	13.96	13,569,264	0.51%	0.30%	to	0.90%	13.52%	to	14.20%
2011	1,233,093	9.31	to	12.27	11,607,343	0.27%	0.30%	to	0.90%	(0.75%)	to	(0.16%)
2010	1,207,640	9.38	to	12.34	11,430,418	0.19%	0.30%	to	0.90%	22.95%	to	23.69%
VIP Index 500 Portfolio
2014	1,130,982	$17.94	to	$18.61	$20,956,578	1.60%	0.30%	to	0.90%	12.44%	to	13.12%
2013	1,105,955	15.86	to	16.55	18,239,749	1.86%	0.30%	to	0.90%	30.93%	to	31.71%
2012	1,077,646	12.04	to	12.64	13,580,501	2.07%	0.30%	to	0.90%	14.77%	to	15.46%
2011	1,048,142	10.43	to	11.01	11,517,192	1.92%	0.30%	to	0.90%	1.02%	to	1.62%
2010	1,002,866	10.26	to	10.90	10,914,351	2.00%	0.30%	to	0.90%	13.89%	to	14.57%
VIP Mid Cap Portfolio
2014	441,336	$17.28	to	$35.63	$12,209,320	0.17%	0.30%	to	0.90%	5.25%	to	5.88%
2013	375,333	16.32	to	33.85	10,474,159	0.43%	0.30%	to	0.90%	34.85%	to	35.66%
2012	339,377	12.03	to	25.10	7,287,371	0.55%	0.30%	to	0.90%	13.72%	to	14.41%
2011	289,487	10.51	to	22.07	5,786,329	0.16%	0.30%	to	0.90%	(11.51%)	to	(10.98%)
2010	247,029	11.81	to	24.95	5,880,589	0.28%	0.30%	to	0.90%	27.56%	to	28.32%
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio
2014	2,319	$13.55	to	$13.55	$31,410	1.51%	0.30%	to	0.30%	3.73%	to	3.73%
2013	1,773	13.06	to	13.06	23,154	1.45%	0.30%	to	0.30%	9.14%	to	9.14%
2012	1,526	11.97	to	11.97	18,271	1.57%	0.30%	to	0.30%	9.02%	to	9.02%
2011	1,272	10.98	to	10.98	13,967	1.97%	0.30%	to	0.30%	(0.39%)	to	(0.39%)
2010	934	11.02	to	11.02	10,295	2.30%	0.30%	to	0.30%	10.73%	to	10.73%

51

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

6. Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
VIP Freedom 2010 Portfolio
2014	3,999	$14.45	to	$14.45	$57,805	1.61%	0.30%	to	0.30%	3.90%	to	3.90%
2013	2,902	13.91	to	13.91	40,375	1.68%	0.30%	to	0.30%	12.86%	to	12.86%
2012	2,238	12.32	to	12.32	27,590	1.92%	0.30%	to	0.30%	11.25%	to	11.25%
2011	1,473	11.08	to	11.08	16,323	2.19%	0.30%	to	0.30%	(0.72%)	to	(0.72%)
2010	815	11.16	to	11.16	9,098	2.59%	0.30%	to	0.30%	12.21%	to	12.21%
VIP Freedom 2015 Portfolio
2014	9,767	$14.53	to	$14.53	$141,885	1.56%	0.30%	to	0.30%	4.14%	to	4.14%
2013	8,394	13.95	to	13.95	117,083	1.59%	0.30%	to	0.30%	13.76%	to	13.76%
2012	8,311	12.26	to	12.26	101,911	1.91%	0.30%	to	0.30%	11.57%	to	11.57%
2011	6,451	10.99	to	10.99	70,900	2.00%	0.30%	to	0.30%	(0.81%)	to	(0.81%)
2010	4,740	11.08	to	11.08	52,525	2.77%	0.30%	to	0.30%	12.45%	to	12.45%
VIP Freedom 2020 Portfolio
2014	31,342	$14.54	to	$14.54	$455,826	1.60%	0.30%	to	0.30%	4.28%	to	4.28%
2013	25,383	13.95	to	13.95	354,006	1.72%	0.30%	to	0.30%	15.29%	to	15.29%
2012	22,655	12.10	to	12.10	274,058	2.04%	0.30%	to	0.30%	12.73%	to	12.73%
2011	17,156	10.73	to	10.73	184,106	2.38%	0.30%	to	0.30%	(1.54%)	to	(1.54%)
2010	10,834	10.90	to	10.90	118,081	2.80%	0.30%	to	0.30%	13.99%	to	13.99%
VIP Freedom 2025 Portfolio
2014	50,982	$15.18	to	$15.18	$773,750	1.59%	0.30%	to	0.30%	4.54%	to	4.54%
2013	41,239	14.52	to	14.52	598,692	1.79%	0.30%	to	0.30%	19.36%	to	19.36%
2012	33,510	12.16	to	12.16	407,588	1.92%	0.30%	to	0.30%	14.45%	to	14.45%
2011	23,125	10.63	to	10.63	245,751	2.27%	0.30%	to	0.30%	(2.64%)	to	(2.64%)
2010	13,673	10.92	to	10.92	149,239	3.01%	0.30%	to	0.30%	15.12%	to	15.12%
VIP Freedom 2030 Portfolio
2014	183,748	$14.93	to	$14.93	$2,744,076	1.50%	0.30%	to	0.30%	4.43%	to	4.43%
2013	146,302	14.30	to	14.30	2,092,165	1.65%	0.30%	to	0.30%	21.05%	to	21.05%
2012	122,916	11.81	to	11.81	1,452,138	2.23%	0.30%	to	0.30%	14.84%	to	14.84%
2011	88,506	10.29	to	10.29	910,536	2.31%	0.30%	to	0.30%	(3.12%)	to	(3.12%)
2010	52,721	10.62	to	10.62	559,852	2.61%	0.30%	to	0.30%	15.54%	to	15.54%
VIP Freedom Income Portfolio
2014	15,411	$12.88	to	$12.88	$198,520	1.58%	0.30%	to	0.30%	3.23%	to	3.23%
2013	9,835	12.48	to	12.48	122,734	1.54%	0.30%	to	0.30%	4.89%	to	4.89%
2012	6,489	11.90	to	11.90	77,205	1.45%	0.30%	to	0.30%	5.94%	to	5.94%
2011	4,711	11.23	to	11.23	52,908	1.75%	0.30%	to	0.30%	1.09%	to	1.09%
2010	3,321	11.11	to	11.11	36,899	2.10%	0.30%	to	0.30%	6.93%	to	6.93%
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio
2014	17,421	$12.82	to	$12.82	$223,296	1.29%	0.30%	to	0.30%	3.67%	to	3.67%
2013	12,427	12.36	to	12.36	153,646	1.21%	0.30%	to	0.30%	5.14%	to	5.14%
2012	9,913	11.76	to	11.76	116,574	1.40%	0.30%	to	0.30%	5.11%	to	5.11%
2011	7,590	11.19	to	11.19	84,909	2.26%	0.30%	to	0.30%	1.89%	to	1.89%
2010	2,819	10.98	to	10.98	30,952	2.02%	0.30%	to	0.30%	6.92%	to	6.92%
VIP FundsManager 50% Portfolio
2014	67,177	$14.32	to	$14.32	$962,025	1.16%	0.30%	to	0.30%	4.64%	to	4.64%
2013	49,164	13.69	to	13.69	672,871	0.95%	0.30%	to	0.30%	14.32%	to	14.32%
2012	37,662	11.97	to	11.97	450,898	1.34%	0.30%	to	0.30%	9.79%	to	9.79%
2011	25,154	10.90	to	10.90	274,288	2.20%	0.30%	to	0.30%	(0.98%)	to	(0.98%)
2010	12,975	11.01	to	11.01	142,882	1.92%	0.30%	to	0.30%	11.42%	to	11.42%
VIP FundsManager 70% Portfolio
2014	168,355	$14.90	to	$14.90	$2,508,077	1.11%	0.30%	to	0.30%	4.79%	to	4.79%
2013	147,129	14.22	to	14.22	2,091,688	1.04%	0.30%	to	0.30%	21.17%	to	21.17%
2012	122,081	11.73	to	11.73	1,432,329	1.62%	0.30%	to	0.30%	12.64%	to	12.64%
2011	92,336	10.42	to	10.42	961,777	1.76%	0.30%	to	0.30%	(3.23%)	to	(3.23%)
2010	54,340	10.76	to	10.76	584,891	1.90%	0.30%	to	0.30%	13.75%	to	13.75%
VIP FundsManager 85% Portfolio
2014	189,712	$15.16	to	$15.16	$2,875,208	0.95%	0.30%	to	0.30%	4.76%	to	4.76%
2013	152,071	14.47	to	14.47	2,199,986	0.84%	0.30%	to	0.30%	27.16%	to	27.16%
2012	122,495	11.38	to	11.38	1,393,594	1.41%	0.30%	to	0.30%	13.67%	to	13.67%
2011	85,524	10.01	to	10.01	855,985	1.38%	0.30%	to	0.30%	(5.72%)	to	(5.72%)
2010	49,965	10.62	to	10.62	530,447	1.41%	0.30%	to	0.30%	15.65%	to	15.65%

52

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

6. Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets VIP Fund (6)
2014	214,293	$18.73	to	$18.73	$4,014,464	1.48%	0.90%	to	0.90%	(9.21%)	to	(9.21%)
2013	201,199	20.63	to	20.63	4,151,459	1.94%	0.90%	to	0.90%	(1.81%)	to	(1.81%)
2012	188,614	21.01	to	21.01	3,963,356	1.37%	0.90%	to	0.90%	12.15%	to	12.15%
2011	176,901	18.74	to	18.74	3,314,598	0.96%	0.90%	to	0.90%	(16.61%)	to	(16.61%)
2010	165,367	22.47	to	22.47	3,715,466	1.60%	0.90%	to	0.90%	16.54%	to	16.54%
Small – Mid Cap Growth VIP Fund (7)
2014	277,233	$17.98	to	$19.12	$5,173,688	0.00%	0.30%	to	0.90%	6.51%	to	7.15%
2013	251,068	16.78	to	17.95	4,410,587	0.00%	0.30%	to	0.90%	36.92%	to	37.74%
2012	233,236	12.18	to	13.11	3,002,189	0.00%	0.30%	to	0.90%	9.86%	to	10.52%
2011	206,912	11.03	to	11.94	2,435,984	0.00%	0.30%	to	0.90%	(5.68%)	to	(5.11%)
2010	189,758	11.62	to	12.65	2,382,569	0.00%	0.30%	to	0.90%	26.49%	to	27.24%
Small Cap Value VIP Fund (8)
2014	263,922	$12.33	to	$21.17	$5,051,477	0.61%	0.30%	to	0.90%	(0.33%)	to	0.27%
2013 (9)	233,485	12.30	to	21.20	4,621,245	1.28%	0.30%	to	0.90%	3.40%	to	35.83%
2012	216,265	12.51	to	15.67	3,201,469	0.77%	0.30%	to	0.90%	17.33%	to	18.03%
2011	193,436	10.60	to	13.33	2,463,154	0.68%	0.30%	to	0.90%	(4.62%)	to	(4.05%)
2010	168,361	11.04	to	13.95	2,271,539	0.74%	0.30%	to	0.90%	27.08%	to	27.84%
Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Mid Cap Value Fund
2014 (10)	257,600	$13.12	to	$34.73	$8,728,545	1.01%	0.30%	to	0.90%	6.15%	to	12.78%
2013	264,366	20.04	to	30.85	8,051,450	0.86%	0.70%	to	0.90%	31.71%	to	31.97%
2012	275,910	15.19	to	23.43	6,371,384	1.19%	0.70%	to	0.90%	17.41%	to	17.64%
2011	278,681	12.91	to	19.95	5,489,036	0.78%	0.70%	to	0.90%	(7.21%)	to	(7.03%)
2010	280,217	13.89	to	21.50	5,958,095	0.71%	0.70%	to	0.90%	23.89%	to	24.13%
Strategic Growth Fund
2014	883,543	$16.82	to	$16.82	$14,857,589	0.38%	0.90%	to	0.90%	12.63%	to	12.63%
2013	915,542	14.93	to	14.93	13,669,745	0.41%	0.90%	to	0.90%	31.24%	to	31.24%
2012	930,927	11.38	to	11.38	10,590,864	0.70%	0.90%	to	0.90%	18.81%	to	18.81%
2011	929,468	9.58	to	9.58	8,899,893	0.46%	0.90%	to	0.90%	(3.48%)	to	(3.48%)
2010	914,344	9.92	to	9.92	9,071,067	0.46%	0.90%	to	0.90%	9.75%	to	9.75%
Small Cap Equity Insights Fund (11)
2014 (12)	145,427	$12.77	to	$23.71	$3,220,952	0.80%	0.30%	to	0.90%	4.85%	to	6.19%
2013	141,936	17.09	to	22.37	3,018,319	1.02%	0.70%	to	0.90%	34.41%	to	34.68%
2012	141,153	12.69	to	16.64	2,239,696	1.22%	0.70%	to	0.90%	11.82%	to	12.04%
2011	134,889	11.32	to	14.88	1,911,546	0.85%	0.70%	to	0.90%	(0.22%)	to	(0.02%)
2010	125,946	11.33	to	14.92	1,794,291	0.61%	0.70%	to	0.90%	28.96%	to	29.21%
Janus Aspen Series
Balanced Portfolio (Service Shares)
2014	326,213	$17.28	to	$22.07	$6,218,157	1.53%	0.30%	to	0.90%	7.28%	to	7.92%
2013	279,296	16.01	to	20.57	5,018,610	2.03%	0.30%	to	0.90%	18.73%	to	19.44%
2012	231,416	13.41	to	17.33	3,552,092	2.65%	0.30%	to	0.90%	12.36%	to	13.03%
2011	186,222	11.86	to	15.42	2,591,050	2.43%	0.30%	to	0.90%	0.45%	to	1.05%
2010	143,651	11.74	to	15.35	2,050,187	2.70%	0.30%	to	0.90%	7.16%	to	7.80%
Enterprise Portfolio (Service Shares)
2014	124,497	$13.28	to	$27.02	$2,711,427	0.03%	0.30%	to	0.90%	11.24%	to	11.91%
2013 (13)	133,274	11.87	to	24.24	2,624,548	0.36%	0.30%	to	0.90%	5.31%	to	31.12%
2012	137,619	14.79	to	18.49	2,103,786	0.00%	0.70%	to	0.90%	15.94%	to	16.17%
2011	140,081	12.76	to	15.91	1,846,260	0.00%	0.70%	to	0.90%	(2.53%)	to	(2.33%)
2010	141,844	13.09	to	16.29	1,915,139	0.00%	0.70%	to	0.90%	24.40%	to	24.65%
Forty Portfolio (Institutional Shares)
2014	1,674,217	$13.89	to	$15.41	$23,569,117	0.16%	0.30%	to	0.90%	7.76%	to	8.41%
2013	1,666,909	12.89	to	14.22	21,704,797	0.71%	0.30%	to	0.90%	30.06%	to	30.83%
2012	1,659,684	9.91	to	10.87	16,563,408	0.72%	0.30%	to	0.90%	23.05%	to	23.79%
2011	1,640,664	8.06	to	8.78	13,277,975	0.38%	0.30%	to	0.90%	(7.53%)	to	(6.97%)
2010	1,591,047	8.71	to	9.44	13,897,374	0.37%	0.30%	to	0.90%	5.80%	to	6.43%
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)
2014	220,351	$15.70	to	$21.12	$4,453,893	1.81%	0.30%	to	0.90%	10.17%	to	10.83%
2013	214,153	14.16	to	19.17	3,961,654	1.87%	0.30%	to	0.90%	(0.39%)	to	0.20%
2012	199,935	14.14	to	19.24	3,754,126	2.25%	0.30%	to	0.90%	9.85%	to	10.52%
2011	191,639	12.79	to	17.52	3,297,459	2.12%	0.30%	to	0.90%	5.84%	to	6.42%
2010	184,474	12.02	to	16.55	3,028,139	1.85%	0.30%	to	0.90%	7.49%	to	8.18%

53

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

6. Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
VIT Low Duration Portfolio
2014	290,180	$12.39	to	$16.17	$4,551,194	1.13%	0.30%	to	0.90%	(0.05%)	to	0.55%
2013	271,124	12.32	to	16.18	4,285,467	1.45%	0.30%	to	0.90%	(1.03%)	to	(0.43%)
2012	251,952	12.37	to	16.34	4,041,096	1.90%	0.30%	to	0.90%	4.90%	to	5.53%
2011	238,033	11.72	to	15.58	3,658,955	1.68%	0.30%	to	0.90%	0.20%	to	0.81%
2010	239,082	11.63	to	15.55	3,692,852	1.62%	0.30%	to	0.90%	4.36%	to	4.97%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account
2014	182,683	$13.07	to	$31.46	$3,655,865	2.93%	0.30%	to	0.90%	11.19%	to	11.86%
2013 (14)	142,370	11.68	to	28.24	3,192,626	6.51%	0.30%	to	0.90%	16.31%	to	31.36%
2012	132,704	14.89	to	21.50	2,366,249	0.84%	0.70%	to	0.90%	12.56%	to	12.78%
2011	127,620	13.23	to	19.06	2,019,361	0.00%	0.70%	to	0.90%	(1.04%)	to	(0.84%)
2010	122,806	13.36	to	19.22	1,969,926	1.39%	0.70%	to	0.90%	14.09%	to	14.31%
Diversified International Account
2014	36,432	$11.35	to	$21.31	$715,407	1.91%	0.30%	to	0.70%	(4.08%)	to	(3.70%)
2013 (15)	33,535	11.78	to	22.22	724,652	2.28%	0.30%	to	0.70%	2.55%	to	17.36%
2012	39,504	18.93	to	18.93	747,853	1.78%	0.70%	to	0.70%	17.18%	to	17.18%
2011	40,628	16.16	to	16.16	656,346	0.15%	0.70%	to	0.70%	(11.97%)	to	(11.97%)
2010	41,782	18.35	to	18.35	766,788	1.28%	0.70%	to	0.70%	12.12%	to	12.12%
Equity Income Account
2014	309,996	$12.72	to	$28.88	$7,689,384	2.20%	0.30%	to	0.90%	11.46%	to	12.12%
2013 (16)	301,875	11.35	to	25.86	7,038,870	2.90%	0.30%	to	0.90%	10.79%	to	26.14%
2012	294,032	18.49	to	20.50	5,565,231	2.77%	0.70%	to	0.90%	11.70%	to	11.93%
2011	295,237	16.55	to	18.32	5,005,392	0.48%	0.70%	to	0.90%	4.24%	to	4.44%
2010	292,790	15.88	to	17.54	4,771,402	3.08%	0.70%	to	0.90%	14.84%	to	15.07%
LargeCap Blend Account II
2014	16,702	$12.86	to	$22.79	$322,529	1.04%	0.30%	to	0.70%	10.23%	to	10.67%
2013 (14)	15,509	11.62	to	20.67	297,275	1.22%	0.30%	to	0.70%	15.94%	to	30.35%
2012	13,765	15.86	to	15.86	218,312	1.04%	0.70%	to	0.70%	14.04%	to	14.04%
2011	12,335	13.91	to	13.91	171,552	0.02%	0.70%	to	0.70%	(1.11%)	to	(1.11%)
2010	12,096	14.07	to	14.07	170,125	2.01%	0.70%	to	0.70%	12.18%	to	12.18%
LargeCap Growth Account
2014	9,762	$13.22	to	$23.43	$201,206	0.32%	0.30%	to	0.70%	10.08%	to	10.52%
2013 (14)	12,291	11.96	to	21.29	219,878	1.26%	0.30%	to	0.70%	19.13%	to	32.71%
2012	11,541	16.04	to	16.04	185,091	0.00%	0.70%	to	0.70%	15.75%	to	15.75%
2011	12,073	13.86	to	13.86	167,287	0.00%	0.70%	to	0.70%	(5.16%)	to	(5.16%)
2010	15,310	14.61	to	14.61	223,692	0.00%	0.70%	to	0.70%	17.23%	to	17.23%
MidCap Account
2014	97,765	$13.27	to	$116.78	$9,502,424	0.29%	0.30%	to	0.90%	11.70%	to	12.36%
2013 (16)	93,787	11.81	to	104.36	8,765,566	1.24%	0.30%	to	0.90%	11.71%	to	32.65%
2012	92,300	72.63	to	78.66	6,731,129	0.64%	0.70%	to	0.90%	18.09%	to	18.33%
2011	91,873	61.51	to	66.47	5,675,268	0.00%	0.70%	to	0.90%	7.04%	to	7.25%
2010	90,621	57.46	to	61.98	5,229,956	2.35%	0.70%	to	0.90%	22.73%	to	22.97%
SmallCap Growth Account II
2014	137,092	$13.27	to	$28.93	$2,082,066	0.00%	0.30%	to	0.90%	5.55%	to	6.18%
2013 (16)	143,349	12.50	to	27.35	2,103,864	0.00%	0.30%	to	0.90%	12.05%	to	45.96%
2012	148,769	9.72	to	18.74	1,506,592	0.00%	0.70%	to	0.90%	15.09%	to	15.32%
2011	151,680	8.45	to	16.25	1,346,912	0.00%	0.70%	to	0.90%	(5.55%)	to	(5.36%)
2010	154,527	8.95	to	17.17	1,458,279	0.00%	0.70%	to	0.90%	25.56%	to	25.81%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds
Government & High Quality Bond Account
2014	3,055	$10.49	to	$14.45	$40,301	2.02%	0.30%	to	0.70%	4.02%	to	4.43%
2013 (9)	1,030	10.05	to	13.90	13,144	2.55%	0.30%	to	0.70%	(1.98%)	to	(0.90%)
2012	1,904	14.18	to	14.18	26,993	2.38%	0.70%	to	0.70%	2.98%	to	2.98%
2011	685	13.77	to	13.77	9,427	0.16%	0.70%	to	0.70%	5.17%	to	5.17%
2010	629	13.09	to	13.09	8,225	3.14%	0.70%	to	0.70%	4.91%	to	4.91%
Income Account
2014	8,963	$10.72	to	$17.22	$131,490	4.14%	0.30%	to	0.70%	4.53%	to	4.95%
2013 (13)	8,427	10.21	to	16.48	130,215	4.81%	0.30%	to	0.70%	(0.59%)	to	0.04%
2012	9,116	16.57	to	16.57	151,075	4.29%	0.70%	to	0.70%	8.52%	to	8.52%
2011	12,710	15.27	to	15.27	194,116	0.37%	0.70%	to	0.70%	5.32%	to	5.32%
2010	11,419	14.50	to	14.50	165,588	6.33%	0.70%	to	0.70%	7.51%	to	7.51%

54

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

6. Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
Money Market Account
2014 (17)	1,591	$9.95	to	$10.62	$15,840	0.00%	0.30%	to	0.70%	(0.17%)	to	(0.17%)
2013	1,596	10.69	to	10.69	17,075	0.00%	0.70%	to	0.70%	(0.70%)	to	(0.70%)
2012	61	10.77	to	10.77	670	0.00%	0.70%	to	0.70%	(0.70%)	to	(0.70%)
2011	4,884	10.84	to	10.84	52,959	0.00%	0.70%	to	0.70%	(0.69%)	to	(0.69%)
2010	1,934	10.92	to	10.92	21,118	(0.00%)	0.70%	to	0.70%	(0.70%)	to	(0.70%)
Short-Term Income Account
2014	101	$10.18	to	$13.02	$1,179	1.39%	0.30%	to	0.70%	0.31%	to	0.71%
2013 (18)	101	10.11	to	12.98	1,148	1.61%	0.30%	to	0.70%	0.55%	to	1.06%
2012	241	12.91	to	12.91	3,124	1.18%	0.70%	to	0.70%	3.94%	to	3.94%
2011	647	12.42	to	12.42	8,044	0.14%	0.70%	to	0.70%	0.25%	to	0.25%
2010	655	12.39	to	12.39	8,125	1.85%	0.70%	to	0.70%	3.65%	to	3.65%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio
2014	1,215,896	$11.80	to	$22.46	$22,065,773	2.49%	0.30%	to	0.90%	5.64%	to	6.27%
2013 (19)	1,037,495	11.10	to	21.27	18,808,605	2.15%	0.30%	to	0.90%	6.46%	to	16.97%
2012	933,717	12.43	to	18.29	15,186,616	0.43%	0.30%	to	0.90%	11.46%	to	12.13%
2011	809,259	11.08	to	16.41	12,147,774	2.47%	0.30%	to	0.90%	(0.17%)	to	0.43%
2010	704,031	11.04	to	16.44	10,890,322	3.33%	0.30%	to	0.90%	12.33%	to	13.00%
SAM Conservative Balanced Portfolio
2014	191,955	$11.40	to	$20.26	$3,186,291	2.79%	0.30%	to	0.90%	4.97%	to	5.60%
2013 (20)	154,793	10.79	to	19.30	2,583,651	2.55%	0.30%	to	0.90%	3.42%	to	10.91%
2012	141,004	12.70	to	17.51	2,230,733	0.58%	0.30%	to	0.90%	9.92%	to	10.58%
2011	123,372	11.48	to	15.93	1,813,676	2.85%	0.30%	to	0.90%	1.06%	to	1.66%
2010	104,124	11.29	to	15.76	1,544,576	4.16%	0.30%	to	0.90%	10.74%	to	11.40%
SAM Conservative Growth Portfolio
2014	2,552,465	$12.18	to	$23.81	$50,810,215	1.63%	0.30%	to	0.90%	6.19%	to	6.82%
2013 (21)	2,297,963	11.40	to	22.42	45,255,384	1.57%	0.30%	to	0.90%	10.80%	to	22.46%
2012	2,097,513	11.90	to	18.42	35,021,525	0.20%	0.30%	to	0.90%	12.79%	to	13.47%
2011	1,911,731	10.49	to	16.33	28,965,234	1.77%	0.30%	to	0.90%	(1.51%)	to	(0.92%)
2010	1,708,345	10.59	to	16.58	26,972,177	3.05%	0.30%	to	0.90%	13.90%	to	14.58%
SAM Flexible Income Portfolio
2014	94,502	$11.16	to	$18.88	$1,548,114	3.33%	0.30%	to	0.90%	4.85%	to	5.48%
2013 (18)	85,223	10.58	to	18.01	1,435,092	3.31%	0.30%	to	0.90%	4.74%	to	7.14%
2012	76,217	13.11	to	16.91	1,216,768	0.95%	0.30%	to	0.90%	9.35%	to	10.01%
2011	62,478	11.91	to	15.46	927,632	3.65%	0.30%	to	0.90%	2.21%	to	2.82%
2010	58,474	11.59	to	15.13	858,017	4.59%	0.30%	to	0.90%	9.28%	to	9.93%
SAM Strategic Growth Portfolio
2014	3,058,165	$12.58	to	$25.18	$64,589,707	1.36%	0.30%	to	0.90%	7.39%	to	8.03%
2013 (21)	2,718,474	11.64	to	23.40	56,368,887	1.15%	0.30%	to	0.90%	12.50%	to	26.71%
2012	2,526,352	11.59	to	18.54	42,945,807	0.00%	0.30%	to	0.90%	14.20%	to	14.89%
2011	2,327,587	10.09	to	16.22	35,501,127	1.28%	0.30%	to	0.90%	(2.99%)	to	(2.41%)
2010	2,110,344	10.34	to	16.72	34,001,481	2.27%	0.30%	to	0.90%	15.15%	to	15.84%

(1)	The DWS Family of Funds was rebranded to Deutsche, effective August 11, 2014.
(2)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on October 10, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from October 10, 2013 through December 31, 2013.
(3)	The Deutsche Global Small Cap Growth VIP Subaccount changed its name to Deutsche Global Small Cap VIP, effective May 1, 2014.
(4)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on September 17, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from September 17, 2013 through December 31, 2013.

55

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

6. Financial Highlights

(5)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on December 6, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from December 6, 2013 through December 31, 2013.
(6)	The Franklin Templeton Developing Markets Securities Subaccount changed its name to Franklin Templeton Developing Markets VIP, effective May 1, 2014.
(7)	The Franklin Templeton Small - Mid Cap Growth Securities Subaccount changed its name to Franklin Templeton Small - Mid Cap Growth VIP, effective May 1, 2014.
(8)	The Franklin Templeton Small Cap Value Securities Subaccount changed its name to Franklin Templeton Small Cap Value VIP, effective May 1, 2014.
(9)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on November 18, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from November 18, 2013 through December 31, 2013.
(10)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on June 16, 2014. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from June 16, 2014 through December 31, 2014.
(11)	The Goldman Sachs Structured Small Cap Equity Subaccount changed its name to Goldman Sachs Small Cap Equity Insights, effective April 30, 2014.
(12)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on October 28, 2014. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from October 28, 2014 through December 31, 2014.
(13)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on October 21, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from October 21, 2013 through December 31, 2013.
(14)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on June 28, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from June 28, 2013 through December 31, 2013.
(15)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on October 30, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from October 30, 2013 through December 31, 2013.
(16)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on September 6, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from September 6, 2013 through December 31, 2013.
(17)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on June 2, 2014. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from June 2, 2014 through December 31, 2014.

56

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2014

6. Financial Highlights

(18)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on August 20, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from August 20, 2013 through December 31, 2013.
(19)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on July 19, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from July 19, 2013 through December 31, 2013.
(20)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on September 19, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from September 19, 2013 through December 31, 2013.
(21)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on August 19, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from August 19, 2013 through December 31, 2013.
*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and contract maintenance charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
**	These amounts represent the annual contract expenses of the Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Contract maintenance charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

7. Subsequent Events

The Company has evaluated the effects of events subsequent to December 31, 2014, and through the financial statements report date. There have been no events occurring subsequent to the close of the Company’s books or accounts that would have a material effect on the accompanying financial statements or note disclosures.

57

PART C

OTHER INFORMATION

Item 26.	Exhibits.

(a)	Board of Directors Resolutions.

	1)	Resolution of the Board of Directors of Farmers New World Life Insurance Company establishing Farmers Variable Life Separate Account A.[1]

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

	1)	Distribution Agreement among Farmers New World Life Insurance Company, Farmers Variable Life Separate Account A, and WM Funds Distributor, Inc.[24]

	2)	Form of Selling Agreement among Farmers New World Life Insurance Company, WM Funds Distributor, Inc. and WM Financial Services, Inc.[11]

	3)	Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions LLC.[3]

	4)	Registered Representative Agreement, Farmers Financial Solutions LLC.[3]

	5)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[18]

	6)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[22]

	7)	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[28]

(d)	Contracts.

	1)	Specimen Flexible Premium Variable Life Insurance Policy.[8]

	2)	Monthly Disability Benefit Rider.[8,10]

	3)	Accelerated Benefit Rider.[8]

	4)	Accelerated Benefit Rider for Terminal Illness.[14]

	5)	Revised Variable Policy Facing Page.[14]

	6)	Revised Policy Specifications.[19]

(e)	Applications.

	1)	Form of Policy Application for Variable Life Insurance.[9]

	2)	Revised Variable Universal Life Application Supplement (2007).[21]

	3)	Revised Variable Universal Life Application Supplement (May 2008).[24]

(f)	Depositor’s Certificate of Incorporation and By-Laws.

	1)	Articles of Incorporation of Farmers New World Life Insurance Company.[1]

	2)	By-Laws of Farmers New World Life Insurance Company.[1]

	3)	Amended Articles of Incorporation of Farmers New World Life Insurance Company.[22]

	4)	Revised and Restated By-Laws of Farmers New World Life Insurance Company.[28]

	5)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010).[29]

	6)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (February 27, 2013) [31]

(g)	Reinsurance Contracts.

	1)	Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company A.[12]

	2)	Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company B.[12]

(h)	Participation Agreements.

	1)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[3]

	2)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[2]

	3)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[3]

	4)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[3]

	5)	Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company.[3]

	6)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[3]

	7)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company.[3]

	8)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[5]

	9)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[6]

	10)	Form of Amendment No. 3 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[9]

	11)	Participation Agreement among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc., and Farmers New World Life Insurance Company.[11]

	12)	Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[15]

	13)	Form of Rule 22c-2 Shareholder Information Agreement.[20]

	14)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc., and Farmers New World Life Insurance Company.[20]

	15)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007.[20]

	16)	Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[25]

	17)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[25]

	18)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[25]

	19)	Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company.[26]

	20)	Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[26]

	21)	Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[26]

	22)	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[26]

	23)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[26]

	24)	First Amendment to the Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company.[27]

	25)	Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (“DWSVS II), Deutsche Investment Management Americas Inc, DWS Investments Distributors, Inc and Farmers New World Life Insurance Company.[29]

	26)	Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company.[30]

	27)	Amendment to the Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Investments LLC and Farmers New World Life Insurance Company (January 28, 2013.)[31]

	28)	Amendment to the Participation Agreement Dated April 14, 2000 between DWS Variable Series I, Deutsche Investment Management Americas, Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company. (February 4, 2013.) [31]

	29)	Amendment to Participation Agreement Dated April 23, 2003 between DWS Investment VIT Funds, Deutsche Investment Americas, Inc., and Farmers New World Life Insurance Company (February 4, 2013.)[31]

	30)	Amendment to Participation Agreement Dated March 10, 2000 between DWS Variable Series II, Deutsche Investment Americas, Inc., and Farmers New World Life Insurance Company (February 4, 2013.)[31]

	31)	Amendment to Participation Agreement Dated May 15, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors. Inc. and Farmers New World Life Insurance Company (January 15, 2013.) [31]

	32)	Participation Agreement Addendum to Participation Agreement Dated May 15, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Farmers New World Life Insurance Company (2012.) [31]

	33)	Amendment to Participation Agreement dated May 15, 2000 between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co and Farmers New World Life Insurance Company (January 28, 2013.) [31]

	34)	Amendment to the Fund Participation Agreement dated April 20, 2001 between Dreyfus and Farmers New World Life Insurance Company (April 5, 2013.)[31]

(i)	Administrative Contracts.

	1)	Consulting Services Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company.[2]

	2)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001.[5]

(j)	Other Material Contracts.

	1)	Powers of Attorney. [32]

(k)	Legal Opinion.

	1)	Opinion of Garrett B. Paddor, Esquire.[33]

(l)	Actuarial Opinion.

	1)	Opinion of Ryan R. Larson, FSA, MAAA.[16]

(m)	Calculations.[11]

(n)	Other Opinions.

	1)	Consent of PricewaterhouseCoopers LLP[33]

	2)	Consent of Deloitte & Touche LLP.[11]

(o)	Omitted Financial Statements. Not applicable.

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption.

	1)	Description of issuance, transfer and redemption procedures.[9]

	2)	Revised description of issuance, transfer and redemption procedures (May 2004).[13]

	3)	Revised description of issuance, transfer and redemption procedures (May 2005).[16]

	4)	Revised description of issuance, transfer and redemption procedures (September 2008).[25]

[1]	Incorporated herein by reference to the initial Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on July 29, 1999 (File No. 333-84023).
[2]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File No. 333-85183).
[3]	Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File No. 333-85183).
[4]	Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on April 27, 2001 (File No. 333-84023).
[5]	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File No. 333-85183).
[6]	Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File No. 333-85183).
[7]	Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on August 28, 2002 (File No. 333-84023).
[8]	Incorporated herein by reference to the initial Registration Statement for this product on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on October 2, 2002 (File No. 333-100287).
[9]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on December 18, 2002 (File No. 333-100287).
[10]	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File No. 333-84023).
[11]	Previously filed in Post-Effective Amendment No. 2 to this Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File No. 333-100287).
[12]	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 27, 2004 (File No. 333-84023).
[13]	Previously filed in Post-Effective Amendment No. 4 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 27, 2004 (File No. 333-100287).
[14]	Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2005 (File No. 333-84023).
[15]	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2005 (File No. 333-85183).
[16]	Previously filed in Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2005 (File No. 333-100287).
[17]	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 26, 2006 (File No. 333-84023).
[18]	Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2006 (File No. 333-85183).
[19]	Previously filed in Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 26, 2006 (File No. 333-100287).
[20]	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File No. 333-85183).
[21]	Previously filed in Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 25, 2007 (File No. 333-100287).
[22]	Incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

[23]	Incorporated herein by reference to Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).
[24]	Previously filed in Post-Effective Amendment No. 8 on Form N-6 for Farmers Variable Life Separate Account A filed on April 29, 2008 (File Nos. 333-100287 and 811-09507).
[25]	Incorporated herein by reference to the Pre-effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).
[26]	Incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).
[27]	Incorporated herein by reference to Post-Effective Amendment No 13 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on October 22, 2009 (File No 333-85183 and 811-09547).
[28]	Incorporated herein by reference to Post-Effective Amendment No. 2 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).
29.	Incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).
30.	Incorporated herein by reference to Post-Effective Amendment No. 4 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).
[31]	Incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).
[32]	Incorporated herein by reference to Post-Effective Amendment No. 6 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2014 (File Nos. 333-149540 and 811-09507).
[33]	Filed herewith.

Item 27.	Directors and Officers of the Depositor

Name and Principal Business Address	Position and Office with Depositor
Nicolas A. Burnet[7]	Chairman of the Board of Directors
David J. Dietz[6]	President, Chief Executive Officer, and Director
Jeffrey J. Dailey[1]	Director
Ira J. Kleinman[3]	Director
Kenneth L. Carroll[5]	Director
Louis W. Pietroluongo[4]	Director
Debra Broek[9]	Director
Simon Lodge[6]	Senior Vice President and Chief Financial Officer
Garrett B. Paddor[2]	Corporate Secretary, Vice President, and General Counsel
John A. Henle[2]	Senior Vice President & Head of Life Distribution
Randall L. Cooper[2]	Vice President of Field Operations
Darlene Robertson[2]	Vice President and Chief Life Underwriter
Jeffrey Scott Horton[6]	Treasurer
Elizabeth McInerney[6]	Chief Operating Officer
Cathy Hall[2]	Chief Compliance Officer
Diane C. Davis[2]	Chief Risk Officer
James Hedreen[2]	Senior Vice President and Chief Actuary
Leeann G. Badgett[2]	Assistant Vice President and Controller
Rion Groves[2]	Vice President of Life Marketing
Patricia M. Evans[1]	Assistant Treasurer
Doren E. Hohl[1]	Assistant Secretary
Maragaret Giles[1]	Assistant Secretary
Trevor White[2]	Vice President, IT Operations
Peter A. Klute[1]	Assistant Treasurer
Deborah M. Kusaka[2]	Assistant Treasurer
Scott Lindquist[1]	Assistant Treasurer
Anthony J. Morris[1]	Assistant Treasurer
Harris Mortensen[2]	Assistant Vice President and Assistant Secretary
Dennis J. A. Nibbe[2]	Assistant Treasurer
John R. Patton[2]	Vice President and Assistant Secretary
Darlene Robertson[2]	Vice President and Chief Life Underwriter

Tracy A. Peebles serves as the Chief Compliance Officer for the Registrant.6

[1]	The principal business address is 6301 Owensmouth Avenue, 3rd Floor, Woodland Hills, CA 91367 .
[2]	The principal business address is 3003 77th Ave. SE, Mercer Island, WA 98040-2890.
[3]	The principal business address is 36 Overlook Road. Livingston, NJ 07039.
[4]	The principal business address is 17 Marycrest Road, West Nyack, NY 10994.
[5]	The principal business address is 28070 Kenton Ln., Santa Clarita, CA 91350.
[6]	The principal business address is One Liberty Plaza, 165 Broadway, New York, NY 10006.
[7]	The principal business address is Austrasse 44, CH-8045, Zurich, Switzerland
[8]	The principal business address is 2500 Farmers Drive, Columbus, OH 43235
[9]	The principal business address is 716 Fairway Dr., Rock Valley, Iowa 51247

Item 28.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domicile	Ownership	%
17-40 Direct Limited	GBR	Endsleigh Insurance Services Limited	100.00
2Plan Group Limited	GBR	Openwork Independent Solutions Limited	100.00
2Plan Limited	GBR	Openwork Independent Solutions Limited	100.00
2Plan Wealth Management Limited	GBR	Openwork Independent Solutions Limited	100.00
307-309 Atlantic Avenue Acquisition LLC	DE	ZREC, LLC	100.00
4622 Wilshire Blvd LLC	CA	Farmers Group, Inc.	100.00
4680 Wilshire Blvd LLC	CA	Farmers Group, Inc.	100.00
4700 Wilshire Blvd LLC	CA	Farmers Group, Inc.	100.00
4750 Wilshire Blvd LLC	CA	Farmers Group, Inc.	100.00
7IM Holdings Limited	GBR	Allied Zurich Holdings Limited	74.90
Access Franchise Management Limited	GBR	Zurich Assurance Ltd	100.00
ACN 000 141 051 Ltd.	AUS	Zurich Financial Services Australia Limited	100.00
Activita Care Management AG	CHE	Zurich Versicherungs-Gesellschaft AG	30.00
ADAC Autoversicherung AG	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	51.00
Adjuvantz Inc.	CAN	World Travel Protection Canada Inc.	100.00
Afterland Limited	GBR	Zurich Assurance Ltd	100.00
AG Haus der Wirtschaft	CHE	Zurich Versicherungs-Gesellschaft AG	8.16
AIDE Asistencia Seguros y Reaseguros, S.A.—Sociedad Uniper	ESP	Zurich Insurance plc, Sucursal en Espana	100.00
Albert Road 1 UK Limited	GBR	Zurich Assurance Ltd	100.00
Albert Road 2 UK Limited	GBR	Zurich Assurance Ltd	100.00
Allied Dunbar Asset Management plc	GBR	Allied Dunbar Assurance plc	100.00
Allied Dunbar Asset Management plc	GBR	Zurich Trustee Company (UK) Limited	0.00
Allied Dunbar Assurance plc	GBR	Zurich Financial Services (UKISA) Limited	100.00
Allied Dunbar Financial Services Limited	GBR	Allied Dunbar Assurance plc	100.00
Allied Dunbar Healthcare Marketing Limited	GBR	Allied Dunbar Assurance plc	100.00
Allied Dunbar International Fund Managers Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00
Allied Dunbar International Nominees Limited	GBR	Allied Dunbar International Fund Managers Limited	100.00
Allied Dunbar Property Services Limited	GBR	Allied Dunbar Assurance plc	100.00
Allied Dunbar Provident plc	GBR	Allied Dunbar Assurance plc	100.00
Allied Dunbar Provident plc	GBR	Zurich Trustee Company (UK) Limited	0.00
Allied Zurich Holdings Limited	JEY	Zurich Versicherungs-Gesellschaft AG	100.00
Allied Zurich Limited	GBR	Zurich Insurance Group Ltd.	100.00
American Guarantee and Liability Insurance Company	NY	Zurich American Insurance Company	100.00
American Zurich Insurance Company	IL	Steadfast Insurance Company	100.00
Anglo American Insurance Group (UK) Limited	GBR	CMSH Limited	100.00
Ashdale Land and Property Company Limited	GBR	Zurich Insurance plc	100.00
Associated Marine Insurers Agents Pty. Limited	AUS	Zurich Financial Services Australia Limited	100.00
Assurance Company of America	NY	Maryland Casualty Company	100.00
Baden-Badener Versicherung Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Ballykilliane Holdings Limited	IRL	Zurich Insurance plc	100.00

Bansabadell Pensiones, E.G.F.P, S.A.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	50.00
Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ESP	Zurich Versicherungs-Gesellschaft AG	50.00
Bansabadell Servicios Auxiliares De Seguros, S.L.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	100.00
Bansabadell Vida S.A. de Seguros y Reaseguros	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	50.00
Benefit Finance Partners, L.L.C.	DE	Zurich Benefit Finance LLC	50.00
BFP Securities LLC	DE	Benefit Finance Partners, L.L.C.	100.00
Bizerba GmbH & Co. KG	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	10.00
Bloomington Office LP	DE	Zurich Structured Finance, Inc.	99.00
Bloomington Office MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00
Bloomington Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00
Bloomington Office MGP, LLC	DE	Bloomington Office MGP Manager, Inc	1.00
BnB Sure (Pty) Ltd.	ZAF	Zurich Insurance Company South Africa Limited	100.00
Bonner Akademie Gesellschaft fur DV- und Management-Training	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Bonnfinanz Aktiengesellschaft fur Vermogensberatung und Verm	DEU	Deutscher Herold Aktiengesellschaft	100.00
Bonus Pensionskassen Aktiengesellschaft	AUT	Zurich Versicherungs-Aktiengesellschaft	87.50
BONUS Vorsorgekasse AG	AUT	Zurich Versicherungs-Aktiengesellschaft	50.00
BOS Office 2 LLC	DE	ZREC, LLC	100.00
Brinker Retail MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00
Bristlecourt Limited	GBR	Zurich Assurance Ltd	100.00
Cayley Aviation Ltd.	BMU	Zurich Insurance Company Ltd, Bermuda Branch	100.00
Centre Financial Services Holdings Limited	BMU	Centre Group Holdings Limited	100.00
Centre Group Holdings (U.S.) Limited	DE	Centre Solutions (Bermuda) Limited	100.00
Centre Group Holdings Limited	BMU	CMSH Limited	100.00
Centre Insurance Company	DE	Centre Solutions (U.S.) Limited	100.00
Centre Kate Inc. 1	DE	Zurich Structured Finance, Inc.	100.00
Centre Kate Inc. 2	DE	Zurich Structured Finance, Inc.	100.00
Centre Life Insurance Company	MA	Centre Solutions (U.S.) Limited	100.00
Centre Reinsurance (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00
Centre Reinsurance International Company	IRL	Centre Solutions (Bermuda) Limited	100.00
Centre Reinsurance International Company	IRL	Orange Stone Reinsurance	0.00
Centre Solutions (Bermuda) Limited	BMU	Centre Group Holdings Limited	100.00
Centre Solutions (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00
Centre Structured Inc. 1	DE	JFS/ZSF 1997 L.P.	100.00
Centre Structured Inc. 10	DE	JFS/ZSF 1997 L.P.	100.00
Centre Structured Inc. 11	DE	JFS/ZSF 1997 L.P.	100.00
Centre Structured Inc. 2	DE	JFS/ZSF 1997 L.P.	100.00
Centre Structured Inc. 3	DE	JFS/ZSF 1997 L.P.	100.00
Centre Structured Inc. 4	DE	JFS/ZSF 1997 L.P.	100.00
Centre Structured Inc. 5	DE	JFS/ZSF 1997 L.P.	100.00
Centre Structured Inc. 6	DE	JFS/ZSF 1997 L.P.	100.00
Centre Structured Inc. 7	DE	JFS/ZSF 1997 L.P.	100.00
Centre Structured Inc. 8	DE	JFS/ZSF 1997 L.P.	100.00
Centre Structured Inc. 9	DE	JFS/ZSF 1997 L.P.	100.00
Centre Structured LLC 1	DE	JFS/ZSF 1997 L.P.	100.00
Centre Structured LLC 2	DE	JFS/ZSF 1997 L.P.	100.00
Centre Structured LLC 3	DE	JFS/ZSF 1997 L.P.	100.00
Centre Structured LLC 4	DE	JFS/ZSF 1997 L.P.	100.00
Centre Structured LLC 5	DE	JFS/ZSF 1997 L.P.	100.00
Centre Structured LLC 6	DE	JFS/ZSF 1997 L.P.	100.00
Centre Structured LLC 7	DE	JFS/ZSF 1997 L.P.	100.00
Centre Structured LLC 8	DE	JFS/ZSF 1997 L.P.	100.00
Centre Structured LP 10	DE	JFS/ZSF 1997 L.P.	99.00
Centre Structured LP 10	DE	Centre Structured Inc. 11	1.00

Centre Structured LP 11	DE	JFS/ZSF 1997 L.P.	99.00
Centre Structured LP 11	DE	Centre Structured Inc. 1	1.00
Centre Structured LP 9	DE	JFS/ZSF 1997 L.P.	99.00
Centre Structured LP 9	DE	Centre Structured Inc. 1	1.00
Chilena Consolidada Seguros de Vida S.A.	CHL	Inversiones Suizo Chilena S.A.	98.98
Chilena Consolidada Seguros Generales S.A.	CHL	Chilena Consolidada Seguros de Vida S.A.	4.41
Chilena Consolidada Seguros Generales S.A.	CHL	Inversiones Suizo Chilena S.A.	82.73
Citicorp KY Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00
Citicorp KY Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00
Citicorp KY Office MGP, LLC	DE	Citicorp KY Office MGP Manager, Inc.	1.00
Citicorp MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00
Citicorp Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00
Citicorp Office MGP, LLC	DE	Citicorp MGP Manager, Inc.	1.00
City of London Insurance Company Limited	GBR	Eagle Star Insurance Company Limited	100.00
CMSH Limited	BMU	Zurich Insurance Company Ltd, Bermuda Branch	35.30
CMSH Limited	BMU	Zurich Versicherungs-Gesellschaft AG	64.70
COFITEM-COFIMUR	FRA	Zurich Versicherungs-Gesellschaft AG	12.41
Collierville Center, LP	DE	Zurich Structured Finance, Inc.	99.00
Collierville MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00
Collierville Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00
Collierville Office MGP, LLC	DE	Collierville MGP Manager, Inc.	1.00
Colonial American Casualty and Surety Company	MD	Fidelity and Deposit Company of Maryland	100.00
Community Trust Services Limited	GBR	Zurich Community Trust (UK) Limited	99.00
Community Trust Services Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	1.00
Concisa Vorsorgeberatung und Management AG	AUT	Bonus Pensionskassen Aktiengesellschaft	100.00
Concourse Skelmersdale Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00
CP Holding Limited	VGB	Zurich Insurance Company Ltd, Bermuda Branch	100.00
CREC (Birmingham), LLC	DE	Zurich Structured Finance, Inc.	100.00
Crown Management Services Limited	DE	CMSH Limited	100.00
CTH Affordable Housing Corporation	DE	Zurich Structured Finance, Inc.	100.00
CTH Affordable Housing Investor, Inc.	DE	CTH Affordable Housing Corporation	100.00
CTH AHP Corporation	DE	CTH Affordable Housing Corporation	100.00
CTH MHP, L.L.C.	DE	CTH Affordable Housing Investor, Inc.	100.00
CTH Special General Partner, Inc.	DE	CTH Affordable Housing Corporation	100.00
CTH WNC, Inc.	IL	CTH Affordable Housing Corporation	100.00
CTH/Landmark SLP, Inc.	IL	CTH Affordable Housing Corporation	100.00
Cursud N.V.	ANT	Zurich Versicherungs-Gesellschaft AG	100.00
DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Dallas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00
Dallas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00
Dallas Office MGP, LLC	DE	Dallas Office MGP Manager, Inc.	1.00
Dallas Tower LP	DE	Zurich Structured Finance, Inc.	99.00
DB Vita S.A.	LUX	Deutscher Herold Aktiengesellschaft	25.00
DC Industrial 1, LLC	DE	FLREC, LLC	100.00
Delta Wetlands Properties	IL	KLMLP 2, LLC	50.00
Delta Wetlands Properties	IL	KLMLP 3, LLC	50.00
DEN Retail 1 LLC	DE	FLREC, LLC	100.00
Deutsche Wohnen AG	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	3.04
Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	50.00
Deutscher Herold Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.83
Deutscher Pensionsfonds Aktiengesellschaft	DEU	Deutscher Herold Aktiengesellschaft	74.90
Deutsches Institut fur Altersvorsorge GmbH	DEU	Deutscher Herold Aktiengesellschaft	22.00
Disability Management Services, Inc.	CT	Centre Group Holdings (U.S.) Limited	40.00
Dunbar Assets Ireland	IRL	ZCM Holdings (Bermuda) Limited	0.03

Dunbar Assets Ireland	IRL	ZCMC II Holdings Limited	99.97
Dunbar Assets plc	GBR	Dunbar Assets Ireland	100.00
Dunbar Nominees Limited	GBR	Dunbar Assets plc	100.00
Dunbar Sports and Social Club Limited	GBR	Allied Dunbar Assurance plc	100.00
Eagle Star (Leasing) Limited	GBR	Zurich Assurance Ltd	100.00
Eagle Star (Malta) Limited	MLT	Zurich Assurance Ltd	100.00
Eagle Star Computer Services Limited	GBR	Zurich Assurance Ltd	100.00
Eagle Star Direct (Camberley) Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00
Eagle Star Direct Services Limited	GBR	Zurich UK General Services Limited	100.00
Eagle Star Estates Limited	GBR	Zurich Assurance Ltd	100.00
Eagle Star European Life Assurance Company Limited	IRL	Zurich Life Assurance plc	100.00
Eagle Star Executives Pension Trustee Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00
Eagle Star Farms Limited	GBR	Zurich Assurance Ltd	100.00
Eagle Star Forests Limited	GBR	Zurich Assurance Ltd	100.00
Eagle Star Group Holdings Limited	GBR	Eagle Star Holdings Limited	100.00
Eagle Star Group Services Limited	GBR	Eagle Star Holdings Limited	100.00
Eagle Star Holding Company of Ireland	IRL	Eagle Star Group Holdings Limited	0.00
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	100.00
Eagle Star Holdings Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00
Eagle Star Insurance Company Limited	GBR	Zurich Insurance plc	100.00
Eagle Star Loans Limited	GBR	Zurich Assurance Ltd	100.00
Eagle Star Mortgages Limited	GBR	Zurich Assurance Ltd	100.00
Eagle Star Securities Limited	GBR	Zurich Insurance plc	100.00
Edilspettacolo SRL	ITA	Zurich Insurance Company Ltd—Rappresentanza Generale per l	35.71
Empire Fire and Marine Insurance Company	NE	Zurich American Insurance Company	100.00
Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.00
Employee Services Limited	GBR	Allied Dunbar Financial Services Limited	100.00
Endsleigh Communications Limited	GBR	Endsleigh Insurance Services Limited	100.00
Endsleigh Developments Limited	GBR	Endsleigh Insurance Services Limited	100.00
Endsleigh General Trading Limited	GBR	Endsleigh Insurance Services Limited	100.00
Endsleigh Independent Financial Services Limited	GBR	Endsleigh Insurance Services Limited	100.00
Endsleigh Insurance Services Limited	GBR	Endsleigh Limited	100.00
Endsleigh Insurances (Brokers) Limited	GBR	Endsleigh Insurance Services Limited	100.00
Endsleigh Law Limited	GBR	Endsleigh Insurance Services Limited	100.00
Endsleigh Leasing Limited	GBR	Endsleigh Insurance Services Limited	100.00
Endsleigh Life & Pensions Limited	GBR	Endsleigh Insurance Services Limited	100.00
Endsleigh Limited	GBR	Zurich Holdings (UK) Limited	100.00
Endsleigh Pension Trustee Limited	GBR	Endsleigh Insurance Services Limited	100.00
Endsleigh Promotions Limited	GBR	Endsleigh Insurance Services Limited	100.00
Endsleigh Shopfitting Limited	GBR	Endsleigh Insurance Services Limited	100.00
Endsleigh Trustee Services Limited	GBR	Endsleigh Insurance Services Limited	100.00
ES (Leeds) Nominee Limited	GBR	Zurich Assurance Ltd	100.00
ES (Walsall) Nominee Limited	GBR	Zurich Assurance Ltd	100.00
ES Camberley Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00
ES Camberley Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00
ES Cannock Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00
ES Cannock Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00
ES Coventry Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00
ES Coventry Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00
ES Dudley Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00
ES Dudley Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00
ES Hoddesdon Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00
ES Hoddesdon Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00
ES Plympton Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00
ES Plympton Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00
ES Ramsgate Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00
ES Ramsgate Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00
ESI Financing Limited	GBR	Eagle Star Insurance Company Limited	0.00
ESI Financing Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00

Euclid KY Annex, LP	DE	Zurich Structured Finance, Inc.	99.00
Euclid Office LP	DE	Zurich Structured Finance, Inc.	99.00
Euclid Warehouses LP	DE	Zurich Structured Finance, Inc.	99.00
Extremus Versicherung-Aktiengesellschaft	DEU	Zurich Insurance plc Niederlassung fur Deutschland	5.00
Farmers Family Fund	CA	Farmers Group, Inc.	100.00
Farmers Group, Inc.	NV	Zurich Versicherungs-Gesellschaft AG	87.90
Farmers Group, Inc.	NV	Zurich Insurance Group Ltd.	12.10
Farmers Life Insurance Company of New York	NY	Farmers New World Life Insurance Company	100.00
Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.00
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00
Farmers Underwriters Association	CA	Farmers Group, Inc.	100.00
Farmers Value Added, Inc.	CA	Farmers Group, Inc.	100.00
Fidelity and Deposit Company of Maryland	MD	Zurich American Insurance Company	100.00
FIG Holding Company	CA	Farmers Group, Inc.	100.00
FIG Leasing Co., Inc.	CA	Farmers Group, Inc.	100.00
Figure Out Limited	GBR	Openwork Independent Solutions Limited	100.00
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00
FLREC, LLC	DE	Farmers New World Life Insurance Company	100.00
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich Boliviana Seguros Personales S.A.	8.42
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich South America Invest AB	71.58
General Surety & Guarantee Co Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00
Genevoise, Compagnie Immobiliere SA	CHE	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Grovewood Engineering Limited	GBR	Zurich Assurance Ltd	100.00
Grovewood Property Holdings Limited	GBR	Eagle Star Holdings Limited	100.00
Hawkcentral Limited	GBR	Zurich Assurance Ltd	100.00
Home & Overseas Insurance Company Limited	GBR	Eagle Star Insurance Company Limited	100.00
HOU IND 1, LLC	DE	ZREC, LLC	100.00
HOU IND 2, LLC	DE	ZREC, LLC	100.00
Independence Center Realty L.P.	DE	Philadelphia Investor, LLC	89.00
INTEGRA Versicherungsdienst GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	100.00
Inversiones Suizo Chilena S.A.	CHL	Inversiones Suizo-Argentina S.A.	0.00001
Inversiones Suizo Chilena S.A.	CHL	Zurich Versicherungs-Gesellschaft AG	99.99999
Inversiones Suizo-Argentina S.A.	ARG	Zurich Lebensversicherungs-Gesellschaft AG	5.00
Inversiones Suizo-Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	95.00
Inversiones ZS America Dos Limitada	CHL	Inversiones ZS America SpA	100.00
Inversiones ZS America SpA	CHL	Zurich Santander Insurance America, S.L.	100.00
Inversiones ZS America Tres SpA	CHL	Zurich Santander Insurance America, S.L.	100.00
Inversora Alpina Financiadora de Primas, C.A.	VEN	Zurich Seguros, S.A.	100.00
Ipsley Street 1 UK Limited	GBR	Zurich Assurance Ltd	100.00
Ipsley Street 2 UK Limited	GBR	Zurich Assurance Ltd	100.00
Irish National Insurance Company p.l.c.	IRL	Zurich Insurance plc	100.00
Isis S.A.	ARG	Inversiones Suizo-Argentina S.A.	60.50
Isis S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	39.50
Jewell Insurance Agency Ltd	GBR	Woodstock Insurance Brokers Limited	100.00
JFS/ZSF 1997 L.P.	DE	Zurich Structured Finance, Inc.	99.00
JFS/ZSF 1998, L.P.	DE	Zurich Structured Finance, Inc.	99.00
Kansas City Office LP	DE	Zurich Structured Finance, Inc.	99.00
Kansas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00
Kansas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00
Kansas Office MGP, LLC	DE	Kansas Office MGP Manager, Inc.	1.00
Kennet Road 1 UK Limited	GBR	Zurich Assurance Ltd	100.00
Kennet Road 2 UK Limited	GBR	Zurich Assurance Ltd	100.00
KLMLP 2, LLC	DE	KLMLP, L.P.	100.00
KLMLP 3, LLC	DE	KLMLP 2, LLC	100.00

KLMLP, L.P.	DE	Zurich American Corporation	75.00
LA Office 1, LLC	DE	ZREC, LLC	100.00
LA Retail 1 LLC	DE	ZREC, LLC	100.00
Logobrook Limited	GBR	Zurich Assurance Ltd	100.00
Manon Vision Co., Ltd.	THA	Centre Group Holdings Limited	0.00057
Manon Vision Co., Ltd.	THA	CMSH Limited	0.00066
Manon Vision Co., Ltd.	THA	Zurich Versicherungs-Gesellschaft AG	99.99877
Maryland Casualty Company	MD	Zurich American Insurance Company	100.00
Maunalua Associates, Inc.	HI	Zurich American Corporation	100.00
Mauritian Eagle Insurance Company Limited	MUS	Zurich Insurance Company South Africa Limited	15.00
Medidata AG	CHE	Zurich Versicherungs-Gesellschaft AG	8.85
Mediterraneo Seguros Diversos, Compania de Seguros y Reasegu	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	100.00
Mentionland Limited	GBR	Zurich Assurance Ltd	100.00
Meritclass Investments Limited	GBR	Zurich Assurance Ltd	100.00
MI Administrators, LLC	DE	FIG Leasing Co., Inc.	100.00
Minas Brasil Promotora de Servicos S/A	BRA	Zurich Minas Brasil Seguros S.A,	100.00
MSHQ, LLC	DE	JFS/ZSF 1998, L.P.	100.00
Navigators and General Insurance Company Limited	GBR	Zurich Insurance plc	100.00
Nearheath Limited	GBR	Zurich Assurance Ltd	100.00
NK Zurich Risk Service Co., Ltd.	JPN	Zurich Insurance Company Limited	10.00
Northern Insurance Company of New York	NY	Maryland Casualty Company	100.00
Oldco B Member Holdings, LLC	DE	Centre Group Holdings (U.S.) Limited	100.00
Omnis Investments Limited	GBR	Openwork Holdings Limited	90.00
Openwork Access Limited	GBR	Openwork Holdings Limited	100.00
Openwork Holdings Limited	GBR	Allied Zurich Holdings Limited	99.99265
Openwork Independent Solutions Limited	GBR	Openwork Holdings Limited	100.00
Openwork Limited	GBR	Openwork Holdings Limited	100.00
Openwork Market Solutions Limited	GBR	Openwork Holdings Limited	100.00
Openwork Services Limited	GBR	Openwork Holdings Limited	100.00
Orange Stone Reinsurance	IRL	Crown Management Services Limited	100.00
Orion Rechtsschutz-Versicherung AG	CHE	Zurich Versicherungs-Gesellschaft AG	78.00
Parcelgate Limited	GBR	Zurich Assurance Ltd	100.00
Perils AG	CHE	Zurich Versicherungs-Gesellschaft AG	11.11
POR Apt 1, LLC	DE	ZREC, LLC	100.00
Prematic Service Corporation (California)	CA	Farmers Group, Inc.	100.00
Prematic Service Corporation (Nevada)	NV	Prematic Service Corporation (California)	100.00
Protektor Lebensversicherungs-AG	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.16
PT Zurich Insurance Indonesia	IDN	Zurich Asia Holdings Ltd.	4.31
PT Zurich Insurance Indonesia	IDN	Zurich Versicherungs-Gesellschaft AG	91.52
PT Zurich Topas Life	IDN	Zurich Versicherungs-Gesellschaft AG	80.00
Raleigh/Durham Offices, L.P.	DE	Zurich Structured Finance, Inc.	99.00
Real Garant Espana S.L.	ESP	Real Garant GmbH Garantiesysteme	100.00
Real Garant GmbH Garantiesysteme	DEU	Real Garant Versicherung Aktiengesellschaft	100.00
Real Garant Versicherung Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Research Triangle MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00
Research Triangle Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00
Research Triangle Office MGP, LLC	DE	Research Triangle MGP Manager, Inc.	1.00
Riverside One Limited	GBR	7IM Holdings Limited	100.00
SA Fire House Limited	ZAF	Zurich Versicherungs-Gesellschaft AG	100.00
Sackville Street Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00
Sacramento Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00
Santander Rio Seguros S.A.	ARG	Inversiones ZS America SpA	4.00
Santander Rio Seguros S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00
Santander Seguros Sociedad Anónima	URY	Zurich Santander Insurance America, S.L.	100.00
SARL Marofinac	MAR	Zurich Versicherungs-Gesellschaft AG	100.00
Saudi National Insurance Company	BHR	Zurich Insurance Services (Middle East) EC	5.00

Sceptre Trust Limited	BHS	Eagle Star Holdings Limited	0.00002
Sceptre Trust Limited	BHS	Eagle Star Insurance Company Limited	99.99998
SEA APARTMENT 1, LLC	DE	ZREC, LLC	100.00
SEA APARTMENT 2, LLC	DE	ZREC, LLC	100.00
Seabrook Warehouse LP	DE	Zurich Structured Finance, Inc.	99.00
Seabrook Warehouse MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00
Seabrook Warehouse MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00
Seabrook Warehouse MGP, LLC	DE	Seabrook Warehouse MGP Manager, Inc.	1.00
Serviaide Assistencia e Servicos, Lda.	PRT	AIDE Asistencia Seguros y Reaseguros, S.A.—Sociedad Uniper	95.00
Serviaide Assistencia e Servicos, Lda.	PRT	Serviaide, S.A.—Sociedad Unipersonal	5.00
Serviaide, S.A.—Sociedad Unipersonal	ESP	AIDE Asistencia Seguros y Reaseguros, S.A.—Sociedad Uniper	100.00
Servizurich S.A.—Sociedad Unipersonal	ESP	Zurich Insurance plc, Sucursal en Espana	100.00
Seven Investment Management LLP	GBR	7IM Holdings Limited	65.00
SF Apt 1, LLC	DE	ZREC, LLC	100.00
SF Industrial 1, LLC	DE	FLREC, LLC	100.00
SF Office 1, LLC	DE	ZREC, LLC	100.00
SF Office 2, LLC	DE	ZREC, LLC	100.00
Shire Park Limited	GBR	Zurich Assurance Ltd	12.44
Societe Continentale d’Investissement Immobilier SA	FRA	Zurich Assurance Ltd	100.00
South African Nucleare Pool Administrators (Property) Limite	ZAF	Zurich Insurance Company South Africa Limited	25.00
South County Services Co., Inc.	NY	Sterling Forest LLC	100.00
Steadfast Insurance Company	DE	Zurich American Insurance Company	100.00
Steadfast Santa Clarita Holdings LLC	DE	Steadfast Insurance Company	100.00
Sterling Forest LLC	DE	Zurich American Insurance Company	99.93
Sterling ISA Managers (Nominees) Limited	GBR	Sterling ISA Managers Limited	100.00
Sterling ISA Managers Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00
Sunley Homes Limited	GBR	Zurich Insurance plc	100.00
Swaziland Royal Insurance Corporation	SWZ	Zurich Insurance Company South Africa Limited	9.00
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.50
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Services (Hong Kong) Limited	0.50
TCS Loss Adjusters Limited	GBR	Endsleigh Insurance Services Limited	100.00
TDG Tele Dienste GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
The Liverpool Reversionary Company Limited	GBR	Eagle Star Insurance Company Limited	100.00
The Trust Company of Scotland Limited	GBR	Zurich Insurance plc	100.00
The Zurich Services Corporation	IL	Zurich Holding Company of America, Inc.	100.00
TopReport Schadenbesichtigungs GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	14.29
Toscana Uno SRL	ITA	Zurich Insurance Company Ltd—Rappresentanza Generale per l	50.00
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00
Turegum Immobilien AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00
Universal Underwriters Insurance Company	IL	Zurich American Insurance Company	100.00
Universal Underwriters Life Insurance Company	KS	Universal Underwriters Insurance Company	100.00
Universal Underwriters of Texas Insurance Company	IL	Universal Underwriters Insurance Company	100.00
Universal Underwriters Service Corporation	MO	Zurich Holding Company of America, Inc.	100.00
Vehicle Dealer Solutions, Inc.	FL	The Zurich Services Corporation	100.00
Winn-Dixie MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00
Women on Wheels Limited	GBR	Endsleigh Insurance Services Limited	100.00
Woodstock Insurance Brokers Limited	GBR	Endsleigh Insurance Services Limited	100.00
World Travel Protection Canada Inc.	CAN	Zurich Canadian Holdings Limited	100.00
Wren Investments Limited	GBR	Zurich Whiteley Trust Limited	100.00
Wrightway Underwriting Limited	IRL	Ballykilliane Holdings Limited	100.00

Z flex Gesellschaft fur Personaldienstleistungen mbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Z Nominees Limited	JEY	Zurich Trust Limited	100.00
Z Secretaries Limited	JEY	Zurich Trust Limited	100.00
ZCM (U.S.) Limited	DE	ZCM Holdings (Bermuda) Limited	100.00
ZCM Asset Holding Company (Bermuda) Limited	BMU	ZCM Holdings (Bermuda) Limited	100.00
ZCM Holdings (Bermuda) Limited	BMU	CMSH Limited	24.29
ZCM Holdings (Bermuda) Limited	BMU	CMSH Limited	75.71
ZCM Matched Funding Corp.	CYM	ZCM (U.S.) Limited	100.00
ZCMC II Holdings Limited	IRL	ZCM Asset Holding Company (Bermuda) Limited	0.20
ZCMC II Holdings Limited	IRL	Zurich Financial Services EUB Holdings Limited	99.80
Zebra Property Fund I, LP	DE	Zurich Holding Company of America, Inc.	99.00
ZFS Finance (USA) LLC II	DE	Zurich Holding Company of America, Inc.	100.00
ZFS Finance (USA) LLC V	DE	Zurich Holding Company of America, Inc.	100.00
ZFUS Services, LLC	DE	Zurich Holding Company of America, Inc.	100.00
ZGEE3 Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00
ZI Park 80 West LLC	DE	Zurich American Insurance Company	100.00
ZNA Services, LLC	DE	ZFUS Services, LLC	100.00
ZPC Capital Limited	GBR	Zurich Holdings (UK) Limited	100.00
ZREC, LLC	DE	Zurich American Insurance Company	100.00
ZSF / Collierville, LLC	DE	Collierville Center, LP	100.00
ZSF / Office FL, LLC	DE	Euclid Office LP	100.00
ZSF / Office KY, LLC	DE	Euclid Office LP	100.00
ZSF / Office NV, LLC	DE	Euclid Office LP	100.00
ZSF / Office NY, LLC	DE	Euclid Office LP	100.00
ZSF 00-1, Inc.	IL	CTH Affordable Housing Corporation	100.00
ZSF 02-1, Inc.	IL	CTH Affordable Housing Corporation	100.00
ZSF 99-4, Inc.	IL	CTH Affordable Housing Corporation	100.00
ZSF Apollo Corporation	IL	CTH Affordable Housing Corporation	100.00
ZSF Boston Store, Inc.	IL	CTH Affordable Housing Corporation	100.00
ZSF Grant Park, Inc.	IL	CTH Affordable Housing Corporation	100.00
ZSF KY Annex, LLC	DE	Euclid KY Annex, LP	100.00
ZSF Landmark Corporation	IL	CTH Affordable Housing Corporation	100.00
ZSF Newport I Corporation	IL	CTH Affordable Housing Corporation	100.00
ZSF/Bloomington, LLC	DE	Bloomington Office LP	100.00
ZSF/Dallas Tower, LLC	DE	Dallas Tower LP	100.00
ZSF/Kansas, LLC	DE	Kansas City Office LP	100.00
ZSF/Land Parcels LLC	DE	Zurich Structured Finance, Inc.	100.00
ZSF/Research Gateway, LLC	DE	Raleigh/Durham Offices, L.P.	100.00
ZSF/Seabrook, LLC	DE	Seabrook Warehouse LP	100.00
ZSF/WD Fitzgerald, LLC	DE	Euclid Warehouses LP	100.00
ZSF/WD Hammond, LLC	DE	Euclid Warehouses LP	100.00
ZSF/WD Jacksonville, LLC	DE	Euclid Warehouses LP	100.00
ZSF/WD Montgomery 31, LLC	DE	Euclid Warehouses LP	100.00
ZSF/WD Opa Locka, LLC	DE	Euclid Warehouses LP	100.00
ZSF/WD Orlando, LLC	DE	Euclid Warehouses LP	100.00
ZSFH LLC	DE	Zurich Holding Company of America, Inc.	100.00
ZSG Kfz-ZulassungsservicegesmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	33.33
ZSL Financing Limited	GBR	Zurich Holdings (UK) Limited	1.00
ZSL Financing Limited	GBR	Zurich Specialties London Limited	99.00
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Finanz-Gesellschaft AG	0.00002
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Investments Life S.p.A.	0.00002
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Lebensversicherungs-Gesellschaft AG	99.99990
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Versicherungs-Gesellschaft AG	0.00002
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	0.00002
Zurich (Scotland) Limited Partnership	GBR	Zurich General Partner (Scotland) Ltd	100.00
Zurich Administradora General de Fondos S.A.	CHL	Chilena Consolidada Seguros de Vida S.A.	99.97

Zurich Administradora General de Fondos S.A.	CHL	Inversiones Suizo Chilena S.A.	0.03
Zurich Advice Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	100.00
Zurich Advice Network Limited	GBR	Allied Dunbar Assurance plc	100.00
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Compania de Sefuros, S.A.	0.002
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	99.998
Zurich Agency Services Inc.	MA	Zurich Holding Company of America, Inc.	100.00
Zurich Alternative Asset Management, LLC	DE	Zurich Holding Company of America, Inc.	100.00
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.01
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99
Zurich American Corporation	DE	Zurich Holding Company of America, Inc.	100.00
Zurich American Insurance Company	NY	Zurich Holding Company of America, Inc.	100.00
Zurich American Insurance Company of Illinois	IL	American Zurich Insurance Company	100.00
Zurich American Life Insurance Company	IL	Zurich American Corporation	100.00
Zurich American Life Insurance Company of New York	NY	Zurich American Life Insurance Company.	100.00
Zurich Argentina Cia. de Seguros S.A.	ARG	Inversiones Suizo-Argentina S.A.	55.46
Zurich Argentina Cia. de Seguros S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	44.54
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Argentina Cia. de Seguros S.A.	46.64
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	53.36
Zurich Asia Holdings Ltd.	BMU	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Inversiones Suizo-Argentina S.A.	90.00
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Isis S.A.	10.00
Zurich Assurance (2004) plc	GBR	Zurich Assurance Ltd	100.00
Zurich Assurance Ltd	GBR	Eagle Star Holdings Limited	100.00
ZURICH Assurances Maroc	MAR	SARL Marofinac	30.10
ZURICH Assurances Maroc	MAR	Zurich Versicherungs-Gesellschaft AG	67.63
Zurich Australia Limited	AUS	Zurich Financial Services Australia Limited	100.00
Zurich Australian Insurance Limited	AUS	Zurich Financial Services Australia Limited	100.00
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australia Limited	40.00
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australian Insurance Limited	60.00
Zurich Australian Superannuation Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00
Zurich Bank International Limited	GBR	Dunbar Assets Ireland	100.00
Zurich Benefit Finance LLC	DE	Zurich Holding Company of America, Inc.	100.00
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich IT Service AG Niederlassung fur Deutschland	82.62
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich Leben Service AG Niederlassung fur Deutschland	17.38
Zurich Brasil Capitalizacao S.A	BRA	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Building Control Services Limited	GBR	Zurich Holdings (UK) Limited	100.00
Zurich Canadian Holdings Limited	CAN	Zurich Insurance Company Ltd, Canadian Branch	68.82
Zurich Canadian Holdings Limited	CAN	Zurich Versicherungs-Gesellschaft AG	31.18
Zurich Capital Markets Inc.	DE	ZCM (U.S.) Limited	100.00
Zurich Capital Markets Securities Inc.	DE	Zurich Capital Markets Inc.	100.00
Zurich Colombia Servicios S.A.S.	COL	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Limited	50.00
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	50.00
Zurich Compania de Reaseguros Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	5.00
Zurich Compania de Reaseguros Argentina S.A.	ARG	Inversiones Suizo-Argentina S.A.	95.00
Zurich Computer Services Limited	GBR	Allied Dunbar Assurance plc	100.00
Zurich Consultancy Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	100.00
Zurich Consultoria de Riesgos, C.A.	VEN	Zurich Seguros, S.A.	99.99

Zurich Corredora de Bolsa S.A.	CHL	Inversiones Suizo Chilena S.A.	99.00
Zurich Corredora de Bolsa S.A.	CHL	Zurich Investments Chile S.A.	1.00
Zurich CZI Management Holding Ltd.	DE	Zurich Global Investment Management Inc.	100.00
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Deutscher Herold Aktiengesellschaft	67.540
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	32.460
Zurich Direct Agency Limited	HKG	Zurich Advice Limited	100.00
Zurich E&S Insurance Brokerage, Inc.	CA	Zurich American Insurance Company	100.00
Zurich Employment Services Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00
Zurich Eurolife S.A.	LUX	Zurich Lebensversicherungs-Gesellschaft AG	90.00
Zurich Eurolife S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	10.00
Zurich F&I Reinsurance T&C Limited	TCA	Zurich Agency Services Inc.	0.0005
Zurich F&I Reinsurance T&C Limited	TCA	Universal Underwriters Service Corporation	100.00
Zurich Finance (Bermuda) Ltd.	BMU	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Finance (Luxembourg) S.A.	LUX	Zurich Lebensversicherungs-Gesellschaft AG	0.08
Zurich Finance (Luxembourg) S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	99.92
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Limited	99.998
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.002
Zurich Finance (USA), Inc.	DE	Zurich Holding Company of America, Inc.	100.00
Zurich Financial Management Limited	GBR	Allied Dunbar Assurance plc	100.00
Zurich Financial Services (Channel Islands) Limited	JEY	Zurich Financial Services (UKISA) Limited	99.91
Zurich Financial Services (Channel Islands) Limited	JEY	Zurich Financial Services (UKISA) Nominees Limited	0.09
Zurich Financial Services (Isle of Man) Group Services Limit	GBR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services (Isle of Man) Holdings Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services (Isle of Man) Insurance Manager Lt	GBR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services (Isle of Man) Reinsurance Company	GBR	Zurich Financial Services (Isle of Man) Holdings Limited	100.00
Zurich Financial Services (UKISA) Group Services Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00
Zurich Financial Services (UKISA) Limited	GBR	Allied Zurich Holdings Limited	90.32
Zurich Financial Services (UKISA) Limited	GBR	Zurich Insurance plc	9.68
Zurich Financial Services (UKISA) Nominees Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00
Zurich Financial Services Australia Limited	AUS	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services EUB Holdings Limited	IRL	ZCM Holdings (Bermuda) Limited	0.08
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Insurance Group Ltd.	99.92
Zurich Financial Services UK Pension Trustee Limited	GBR	Zurich Financial Services (UKISA) Limited	99.00
Zurich Finanz-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Fondos Mexico, S.A. de C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	99.998
Zurich Fondos Mexico, S.A. de C.V.	MEX	Zurich Vida, Companía de Seguros, S.A.	0.002
Zurich General Insurance Company (China) Limited	CHN	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich General Partner (Scotland) Ltd	GBR	Allied Zurich Holdings Limited	100.00
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Vida, Compañía de Seguros, S.A.	95.00
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Companía de Seguros, S.A.	50.00
Zurich Global Corporate UK Limited	GBR	Zurich Specialties London Limited	100.00
Zurich Global Investment Management Inc.	DE	Zurich Holding Company of America, Inc.	100.00
Zurich Global, Ltd.	BMU	Zurich Holding Company of America, Inc.	100.00

Zurich Group Funding Luxembourg S.A.	LUX	Zurich Lebensversicherungs-Gesellschaft AG	0.02
Zurich Group Funding Luxembourg S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	99.98
Zurich Group Pension Services (UK) Ltd	GBR	Zurich Assurance Ltd	100.00
Zurich GSG Limited	GBR	Zurich GSH Limited	100.00
Zurich GSH Limited	GBR	Zurich Holdings (UK) Limited	100.00
Zurich Holding Company of America, Inc.	DE	Crown Management Services Limited	0.82
Zurich Holding Company of America, Inc.	DE	Zurich Versicherungs-Gesellschaft AG	99.18
Zurich Holding Ireland Limited	IRL	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Holdings (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Immobilien Liegenschaftsverwaltungs-GesmbH	AUT	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich IMRE AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Independent Wealth Management Limited	GBR	Allied Dunbar Assurance plc	100.00
Zurich Insurance (Taiwan) Ltd.	TWN	Zurich Asia Holdings Ltd.	51.10
Zurich Insurance (Taiwan) Ltd.	TWN	Zurich Versicherungs-Gesellschaft AG	48.63
Zurich Insurance Brokers (Beijing) Company Limited	CHN	Zurich Insurance Holdings (Hong Kong) Limited	24.51
Zurich Insurance Company (U.K.) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Botswana Ltd	BWA	Zurich Insurance Company South Africa Limited	100.00
Zurich Insurance Company Escritorio de Representacao no Bras	BRA	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Ltd., Beijing Representative Office	CHN	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Ltd., Representative Office Buenos Aires	ARG	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company South Africa Limited	ZAF	SA Fire House Limited	58.95
Zurich Insurance Holdings (Hong Kong) Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Malaysia Berhad	MYS	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Middle East S.A.L.	LBN	Zurich Versicherungs-Gesellschaft AG	99.54
Zurich Insurance plc	IRL	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	25.07
Zurich Insurance plc	IRL	Zurich Holding Ireland Limited	70.41
Zurich Insurance plc	IRL	Zurich Insurance Company Ltd—Rappresentanza Generale per l	4.52
Zurich Insurance plc, Representative Office Buenos Aires	ARG	Zurich Insurance plc	100.00
Zurich Insurance Services (Middle East) EC	BHR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Limited	99.99995
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00005
Zurich Internacional de Venezuela, C.A. de Corretaje de Reas	VEN	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich International (Bermuda) Ltd.	BMU	Zurich Insurance Company Ltd, Bermuda Branch	29.27
Zurich International (Bermuda) Ltd.	BMU	Zurich Versicherungs-Gesellschaft AG	70.73
Zurich International (UK) Limited	GBR	Zurich Specialties London Limited	100.00
Zurich International Life Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich International Services (Luxembourg) S.A.	LUX	Zurich Eurolife S.A.	0.04
Zurich International Services (Luxembourg) S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	99.96
Zurich International Solutions Limited	GBR	Zurich Assurance Ltd	100.00
Zurich Invest AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Investment Management AG	CHE	Prematic Service Corporation (Nevada)	80.00
Zurich Investment Management AG	CHE	Zurich Versicherungs-Gesellschaft AG	20.00
Zurich Investment Management Limited	AUS	Zurich Australia Limited	100.00
Zurich Investment Services Limited	BMU	CMSH Limited	100.00
Zurich Investments Chile S.A.	CHL	Chilena Consolidada Seguros de Vida S.A.	0.0008
Zurich Investments Chile S.A.	CHL	Inversiones Suizo Chilena S.A.	99.9992
Zurich Investments Life S.p.A.	ITA	Zurich Insurance Company Ltd—Rappresentanza Generale per l	100.00
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	0.0020

Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Santander Seguros Mexico, S.A.	100.00
Zurich Kunden Center GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Latin America Corporation	FL	The Zurich Services Corporation	100.00
Zurich Latin America Holding S.L.—Sociedad Unipersonal	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Zurich Latin American Services S.A.	ARG	Inversiones Suizo-Argentina S.A.	6.32
Zurich Latin American Services S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	93.68
Zurich Lebensversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Leisure Services Limited	GBR	Allied Dunbar Assurance plc	100.00
Zurich Life Assurance plc	IRL	Zurich Holding Ireland Limited	100.00
Zurich Life Insurance (Singapore) Pte Ltd	SGP	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Life Insurance Company Ltd., Representative office Buenos Aires	ARG	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Zurich Life SA Ltd	ZAF	Zurich Insurance Company South Africa Limited	100.00
Zurich Management Services Limited	GBR	Zurich Holdings (UK) Limited	100.00
Zurich Minas Brasil Seguros S.A,	BRA	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Pension Trustees Ireland Limited	IRL	Zurich Insurance plc	50.00
Zurich Pension Trustees Ireland Limited	IRL	Zurich Trustee Services Limited	50.00
Zurich Pension Trustees Limited	GBR	Zurich Assurance Ltd	100.00
Zurich Pensions Management Limited	GBR	Allied Dunbar Assurance plc	100.00
Zurich Pensionskassen-Beratung AG	CHE	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Zurich Professional Limited	GBR	Zurich Holdings (UK) Limited	49.00
Zurich Professional Limited	GBR	Zurich Specialties London Limited	51.00
Zurich Project Finance (UK) Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00
Zurich Properties (Pty) Limited	BWA	Zurich Insurance Company Botswana Ltd	100.00
Zurich Properties Pty Limited	AUS	Zurich Australia Limited	40.00
Zurich Properties Pty Limited	AUS	Zurich Australian Insurance Limited	60.00
Zurich Property Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Realty, Inc.	MD	The Zurich Services Corporation	100.00
Zurich Rechtsschutz-Schadenservice GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Reliable Insurance Limited	RUS	Zurich Insurance Company Ltd.	99.90
Zurich Reliable Insurance Limited	RUS	Zurich Interholding Limited	0.10
Zurich Resseguradora Brasil S.A.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99990
Zurich Resseguradora Brasil S.A.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.00001
Zurich Risk Financing SA Limited	ZAF	Zurich Insurance Company South Africa Limited	99.99
Zurich Risk Management Services (India) Private Limited	IND	Zurich Asia Holdings Ltd.	1.00
Zurich Risk Management Services (India) Private Limited	IND	Zurich Versicherungs-Gesellschaft AG	99.00
Zurich Risk Services Asia Pacific Sdn Bhd	MYS	Zurich Management Services Limited	100.00
Zurich Roadside Assistance Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Ruckversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Sacramento, Inc.	CA	JFS/ZSF 1998, L.P.	100.00
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Santander Insurance America, S.L.	100.00
Zurich Santander Brasil Seguros S.A.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	100.00
Zurich Santander Holding (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00
Zurich Santander Holding Dos (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00
Zurich Santander Insurance America, S.L.	ESP	Zurich Latin America Holding S.L.—Sociedad Unipersonal	51.00
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.78
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America SpA	0.22
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.91

Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America SpA	0.49
Zurich Santander Seguros Mexico, S.A.	MEX	Inversiones ZS America SpA	0.0005
Zurich Santander Seguros Mexico, S.A.	MEX	Zurich Santander Insurance America, S.L.	100.00
Zurich Seguros, S.A.	VEN	Cursud N.V.	69.21
Zurich Service GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Service GmbH	DEU	Zurich Versicherungs-Aktiengesellschaft	100.00
Zurich Services (Hong Kong) Limited	HKG	Swiss Insurance Management (Hong Kong) Limited	0.0029
Zurich Services (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	100.00
Zurich Services A.I.E.	ESP	AIDE Asistencia Seguros y Reaseguros, S.A.—Sociedad Uniper	0.0001
Zurich Services A.I.E.	ESP	Bansabadell Pensiones, E.G.F.P, S.A.	0.0001
Zurich Services A.I.E.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.0001
Zurich Services A.I.E.	ESP	Bansabadell Vida S.A. de Seguros y Reaseguros	0.0001
Zurich Services A.I.E.	ESP	CaixaSabadell Companyia d’Assegurances Generals, S.A.	0.0001
Zurich Services A.I.E.	ESP	CAN Seguros Generales SA	0.0001
Zurich Services A.I.E.	ESP	Zurich Insurance plc, Sucursal en Espana	97.18
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	2.82
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.00
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.00
Zurich Shared Services Ireland Limited	IRL	Zurich Holding Ireland Limited	100.00
Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.99
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.01
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.00
Zurich Structured Finance, Inc.	DE	Centre Financial Services Holdings Limited	100.00
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.00
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Training and Development Services Limited	GBR	Allied Dunbar Assurance plc	100.00
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.00
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.00
Zurich Trust Limited	JEY	Zurich Financial Services (Isle of Man) Holdings Limited	100.00
Zurich Trustee Company (UK) Limited	GBR	Allied Dunbar Assurance plc	100.00
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.00
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.00
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.00
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.98
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.00
Zurich Vertriebs GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.00
Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Warranty Solutions, Inc.	IL	American Zurich Insurance Company	100.00
Zurich Whiteley Investment Trust Limited	GBR	Zurich Insurance plc	100.00
Zurich Whiteley Trust Limited	GBR	Zurich Whiteley Investment Trust Limited	100.00
Zurich, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	99.88

Zuritel S.p.A.	ITA	Zurich Insurance Company Ltd—Rappresentanza Generale per l	99.99
Zuritel S.p.A.	ITA	Zurich Versicherungs-Gesellschaft AG	0.01
Farmers Insurance Exchange	CA	See Note 1
Fire Insurance Exchange	CA	See Note 2
Truck Insurance Exchange	CA	See Note 3

Note 1: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc, dba Farmers Underwriters Association, which is a subsidiary of Zurich Financial Services AG

Note 2: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Financial Services AG

Note 3: Truck Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Truck Underwriters Association, which is a subsidiary of Zurich Financial Services AG

Organizations Affiliated with Farmers Insurance Group

Company	Domicile	Ownership	%
20th Century Insurance Services, Inc.	NV	21st Century Insurance Group	100.00
21st Century Advantage Insurance Company	MN	21st Century North America Insurance Company	100.00
21st Century Assurance Company	DE	Farmers Insurance Exchange	80.00
21st Century Assurance Company	DE	Fire Insurance Exchange	10.00
21st Century Assurance Company	DE	Truck Insurance Exchange	10.00
21st Century Auto Insurance Company of New Jersey	NJ	21st Century Centennial Insurance Company	100.00
21st Century Casualty Company	CA	21st Century Insurance Group	100.00
21st Century Centennial Insurance Company	PA	Farmers Insurance Exchange	80.00
21st Century Centennial Insurance Company	PA	Fire Insurance Exchange	10.00
21st Century Centennial Insurance Company	PA	Truck Insurance Exchange	10.00
21st Century Indemnity Insurance Company	PA	21st Century Premier Insurance Company	100.00
21st Century Insurance and Financial Services, Inc.	DE	Farmers Insurance Exchange	80.00
21st Century Insurance and Financial Services, Inc.	DE	Fire Insurance Exchange	10.00
21st Century Insurance and Financial Services, Inc.	DE	Truck Insurance Exchange	10.00
21st Century Insurance Company	CA	21st Century Insurance Group	100.00
21st Century Insurance Company of the Southwest	TX	21st Century Insurance Group	100.00
21st Century Insurance Group	DE	Farmers Insurance Exchange	80.00
21st Century Insurance Group	DE	Fire Insurance Exchange	10.00
21st Century Insurance Group	DE	Truck Insurance Exchange	10.00
21st Century National Insurance Company	NY	21st Century Security Insurance Company	100.00
21st Century North America Insurance Company	NY	Farmers Insurance Exchange	80.00
21st Century North America Insurance Company	NY	Fire Insurance Exchange	10.00

21st Century North America Insurance Company	NY	Truck Insurance Exchange	10.00
21st Century Pacific Insurance Company	CO	Farmers Insurance Exchange	80.00
21st Century Pacific Insurance Company	CO	Fire Insurance Exchange	10.00
21st Century Pacific Insurance Company	CO	Truck Insurance Exchange	10.00
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00
21st Century Preferred Insurance Company	PA	21st Century Centennial Insurance Company	100.00
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00
21st Century Security Insurance Company	PA	Farmers Insurance Exchange	80.00
21st Century Security Insurance Company	PA	Fire Insurance Exchange	10.00
21st Century Security Insurance Company	PA	Truck Insurance Exchange	10.00
21st Century Superior Insurance Company	CA	21st Century North America Insurance Company	100.00
50th State Risk Management Services, Inc.	HI	Hawaii Insurance Consultants, Ltd.	100.00
5401 Wiles Road LLC	FL	Mid-Century Insurance Company	100.00
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00
Apex Adjustment Bureau, Inc.	FL	Bristol West Holdings, Inc.	100.00
Bayview Adjustment Bureau, Inc.	CA	Bristol West Holdings, Inc.	100.00
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Pennsylvania, Inc.	PA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Texas, Inc.	TX	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00
BWIS of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00
Civic Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Civic Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00
Coast National Insurance Company	CA	Coast National Holding Company	100.00
Exact Property and Casualty Co.	CA	Fire Insurance Exchange	80.00
Exact Property and Casualty Co.	CA	Truck Insurance Exchange	20.00
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00
Farmers Insurance Company of Arizona	AZ	Farmers Insurance Exchange	70.00
Farmers Insurance Company of Arizona	AZ	Truck Insurance Exchange	20.00
Farmers Insurance Company of Arizona	AZ	Fire Insurance Exchange	10.00
Farmers Insurance Company of Idaho	ID	Farmers Insurance Exchange	80.05
Farmers Insurance Company of Idaho	ID	Fire Insurance Exchange	6.65
Farmers Insurance Company of Idaho	ID	Truck Insurance Exchange	13.30
Farmers Insurance Company of Oregon	OR	Farmers Insurance Exchange	80.00

Farmers Insurance Company of Oregon	OR	Truck Insurance Exchange	20.00
Farmers Insurance Company of Washington	WA	Fire Insurance Exchange	80.00
Farmers Insurance Company of Washington	WA	Truck Insurance Exchange	20.00
Farmers Insurance Company, Inc.	KS	Farmers Insurance Exchange	90.00
Farmers Insurance Company, Inc.	KS	Fire Insurance Exchange	10.00
Farmers Insurance Hawaii, Inc.	HI	Farmers Insurance Exchange	80.00
Farmers Insurance Hawaii, Inc.	HI	Fire Insurance Exchange	10.00
Farmers Insurance Hawaii, Inc.	HI	Truck Insurance Exchange	10.00
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Company	100.00
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00
Farmers Specialty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan (see note 1)	100.00
Farmers Texas County Mutual Insurance Company	TX	See Note 3
FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, Michigan	100.00
FFS Holding, LLC	NV	Mid-Century Insurance Company	100.00
Foremost County Mutual Insurance Company	TX	See Note 4
Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.00
Foremost Financial Services Corporation	DE	FCOA, LLC	100.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00
Foremost Lloyds of Texas	TX	See Note 5
Foremost Property & Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
GP, LLC	DE	Bristol West Holdings, Inc.	100.00
Hawaii Insurance Consultants, Ltd.	HI	Farmers Insurance Exchange	80.00
Hawaii Insurance Consultants, Ltd.	HI	Fire Insurance Exchange	10.00
Hawaii Insurance Consultants, Ltd.	HI	Truck Insurance Exchange	10.00
Illinois Farmers Insurance Company	IL	Farmers Insurance Exchange	100.00
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	100.00
Insurance Data Systems, G.P.	FL	GP, LLC	0.10
Kraft Lake Insurance Agency, Inc.	MI	FCOA, LLC	100.00
Mid-Century Insurance Company	CA	Farmers Insurance Exchange	80.00
Mid-Century Insurance Company	CA	Fire Insurance Exchange	12.50
Mid-Century Insurance Company	CA	Truck Insurance Exchange	7.50
Mid-Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00
Neighborhood Spirit Property and Casualty Co.	CA	Fire Insurance Exchange	80.00
Neighborhood Spirit Property and Casualty Co.	CA	Truck Insurance Exchange	20.00
Security National Insurance Company	FL	Bristol West Holdings, Inc.	75.00
Security National Insurance Company	FL	Insurance Data Systems, G.P.	25.00
Texas Farmers Insurance Company	TX	Farmers Insurance Exchange	86.28
Texas Farmers Insurance Company	TX	Mid Century Insurance Company	13.72
Veyond Pacific Technology Solutions, LLC	HI	Farmers Insurance Hawaii, Inc.	100.00
Veyond Pacific Technology Solutions, LLC	HI	American Pacific Insurance Company, Inc.	0.08

Veyond Pacific Technology, Inc.	HI	Veyond Pacific Technology Solutions, LLC	100.00
Veyond Technology Solutions, LLC	HI	Farmers Insurance Hawaii, Inc.	92.22
Veyond Technology Solutions, LLC	HI	American Pacific Insurance Company, Inc.	7.78
Veyond Technology, Inc.	HI	Veyond Technology Solutions, LLC	100.00
Western Star Insurance Services, Inc.	TX	FCOA, LLC	100.00

Note 3: Farmers Group, Inc., as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.

Note 4: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.

Note 5: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.

Note 6: Some Ownership interests are less than .01% or some other small fractional percentage. In those instances of excessively small ownership, the Ownership interest is identified as having a percentage interest of 0.00%.

Zurich Insurance Group Ltd conducts its primary insurance operations in the United States through two holding companies, each operating INDEPENDENTLY with its own staff:

Zurich Holding Company of America, Inc., an entity organized under the laws of the State of Delaware

Farmers Group, Inc. , an entity organized under the laws of the State of Nevada

Country Code Key (Standard USPS Codes are used for U.S. States)

AN	Netherlands Antilles	DEU	Germany	MU	Mauritius
ARG	Argentina	ESP	Spain	MEX	Mexico
AT	Austria	FR	France	MYS	Malaysia
AUS	Australia	GRB	United Kingdom	PT	Portugal
BH	Bahrain	HKG	Hong Kong	RUS	Russian Federation
BMU	Bermuda	ID	Indonesia	SGP	Singapore
BO	Bolivia	IE	Ireland	SZ	Swaziland
BRA	Brazil	IM	Isle of Man	TC	Turks & Caicos
BS	Bahamas	IND	India	TH	Thailand
BWA	Botswana	IT	Italy	TWN	Taiwan
CAN	Canada	JEY	Channel Islands	US	United States
CH	Switzerland	JP	Japan	UY	Uruguay
CHL	Chile	LB	Lebanon	VEN	Venezuela
CHN	China	LUX	Luxembourg	VG	Virgin Islands
CYM	Cayman Islands	MT	Malta	ZAF	South Africa

Item 29.	Indemnification

Under its By-Laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended July 15, 2010)

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

SECTION 58. Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director, Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriters

Farmers Financial Solutions, LLC

(a) Other Activity. Farmers Financial Solutions, LLC (“FFS”) is one of two principal underwriters for the Policies. FFS is also the principal underwriter for Farmers Annuity Separate Account A.

(b) Management. The following information is furnished with respect to the officers and directors of FFS:

Name and Principal Business Address	Positions and Offices with FFS
Alan. R. Gildemeister[2]	Co-Chairman of the Board of Directors
Dennis J. Lorch[3]	Co-Chairman of the Board of Directors
Frank A. Bonello[4]	Director
Joe D. Bryant[5]	Director
John C. Mueting[1]	President
Steven K. Klein[1]	Vice President and Chief Compliance Officer
Steven A. Muramoto[1]	Treasurer and Chief Financial Officer
Doren E. Hohl[6]	Secretary
J. Nicole Pryor[6] Brian H. Kruid[6]	Assistant Secretary Assistant Secretary

[1]	The principal business address is 30801 Agoura Road, Bldg. 1, Agoura Hills, California 91301.
[2]	The principal business address is 634 Pratt Avenue North, Schaumburg, IL 60193.
[3]	The principal business address is 30965 Hwy 25, Advance, MO 63730.
[4]	The principal business address is 6300 Loch Moore Drive, Edina, MN 55439.
[5]	The principal business address is 1720 S. Broadway, Moore, OK, 73160.
[6]	The principal business address is 6301 Owensmouth Avenue, 3rd Floor, Woodland Hills, CA 91367.

(c) Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
FFS	N/A	N/A	$ 14,243,597	$ 2,446,962

Other Compensation. FFS’ sales representatives and their managers are eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements.

Principal Funds Distributor, Inc.

(a) Other Activity. Principal Funds Distributor, Inc. (“PFD”) is the second principal underwriter for the policies. PFD is also the principal underwriter for WM Trust I, WM Trust II, Principal Variable Contracts Fund, Inc. (“PVC”), Strategic Asset Management Portfolios, and PVC. Principal Funds Distributor acts as principal underwriter for Principal Variable Contracts Fund, Inc. and Class A, Class B, Class C and Class S shares of Principal Funds, Inc. PFD also serves as principal underwriter for certain variable contracts issued by Farmers New World Life Insurance Company through Farmers Variable Life Separate Account A.

(b) Management. The following information is furnished with respect to the officers and directors of PFD. Unless noted, the principal business address of all officers and directors is 1100 Investment Boulevard, El Dorado Hills, CA 95762.

Name	Position and Offices with PFD
Nora M. Everett	Chairman of the Board
Phillip J. Barbaria	Chief Compliance Officer/AML Officer
Patricia A. Barry	Assistant Corporate Secretary
Cary Fuchs	Senior Vice President
Michael J. Beer	Executive Vice President
Tracy W. Bollin	Chief Financial Officer

David J. Brown	Senior Vice President
Jill R. Brown	President-Principal Funds Distributor and Director
Teresa M. Button	Vice President and Treasurer
Gregory B. Elming	Director
Timothy A. Hill	Vice President Distribution/National Sales Manager
Stephen G. Gallaher	Assistant General Counsel/Assistant Secretary
Timothy J. Minard	Director
Kevin J. Morris	Senior Vice President and Chief Marketing Officer
Executive Vice President, General Counsel, and Secretary
Karen E. Schaff Dan L. Westholm	Assistant Vice President/Treasury

(c) Compensation from the Registrant. Registrant paid commissions to Chase Investment Services Corp. (referred to herein as “Chase”; formerly known as WM Financial Services, Inc.), a broker-dealer, for previous sales of the Policies by its sales representatives pursuant to a written sales agreement with PFD (formerly known as WM Funds Distributor, Inc.) and Registrant. This agreement was terminated as of January 15, 2010. The following commissions and other compensation were received by Chase, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
Chase	N/A	N/A	$648.52	0

Item 31.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (including Rule 38a-1) are maintained by Farmers New World Life Insurance Company at 3003 77th Avenue, S.E., Mercer Island, Washington 98040, at 2500 Farmers Way, Columbus, OH 43235, and at McCamish Systems, LLC, Insurance Administrators, 6425 Powers Ferry Road, Atlanta, GA 30339.

Item 32.	Management Services

All management contracts are discussed in Part A or Part B.

Item 33.	Fee Representation

Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 16 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Mercer Island, and the State of Washington, on the 28th day of April, 2015.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
(Registrant)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Simon Lodge
	Garrett B. Paddor		Simon Lodge
	Vice President, Corporate Secretary and General Counsel		Senior Vice President and Chief Financial Officer
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(Depositor)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Simon Lodge
	Garrett B. Paddor		Simon Lodge
	Vice President, Corporate Secretary and General Counsel		Senior Vice President and Chief Financial Officer
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

*
Nicolas A. Burnet	Chairman of the Board of Directors

*
David J. Dietz	Director and President, Chief Executive Officer (Principal Executive Officer)

*
Jeffrey J. Dailey	Director

*
Kenneth L. Carroll	Director

*
Ira J. Kleinman	Director

*
Louis W. Pietroluongo	Director

*
Debra Broek	Director

/s/ Simon Lodge
Simon Lodge	*On April 28, 2015, as Attorney-In-Fact pursuant to powers of attorney filed herewith or by previous amendment.

EXHIBIT INDEX

Exhibit (k)(1)	Opinion of Garrett B. Paddor, Esquire

Exhibit (n)(1)	Consent of PricewaterhouseCoopers LLP